As filed with the Securities and Exchange Commission on May 15, 2008

Securities Act File No. 333-149894

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 2      ☒

Post-Effective Amendment No.      ☐

TICC CAPITAL CORP.

(Exact name of Registrant as specified in charter)

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (203) 983-5275

Jonathan H. Cohen

Chief Executive Officer

TICC Capital Corp.

8 Sound Shore Drive, Suite 255

Greenwich, CT 06830

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm Cynthia M. Krus John J. Mahon Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004	Thomas J. Friedmann William J. Tuttle Dechert LLP 1775 I Street, N.W. Washington, DC 20006

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Number Being Registered	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share	4,400,000	$7.735	$34,034,000	$1,337.54
Rights to Purchase Common Stock(2)	22,000,000	—	—	—

(1)

Estimated solely for the purpose of calculating the registration fee. Based upon the average of the high and low prices reported on the Nasdaq Global Select Market on March 24, 2008 in accordance with Rule 457(c) of the Securities Act of 1933.

(2)

Evidencing the rights to subscribe for shares of common stock of the Registrant being registered herewith. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.

(3)	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                 , 2008

PRELIMINARY PROSPECTUS

TICC Capital Corp. Up to Approximately 4,339,226 Shares of Common Stock Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing transferable rights to our stockholders of record, or record date stockholders, as of 5:00 p.m., New York City time, on May 23, 2008, or the record date, entitling any holders of rights, or rights holders, to subscribe for an aggregate of approximately 4,339,226 shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every five rights held, which we refer to as the primary subscription right, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “TICC.” The rights are transferable and will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR” during the course of this offer. See “The Offer” for a complete discussion of the terms of this offer.

The subscription price will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the date on which the offer expires. The offer will expire at 5:00 p.m., New York City time, on June 13, 2008, unless extended as described in this prospectus, which date we refer to the expiration date. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your subscriptions after receipt of your payment of the estimated subscription price except as described in this prospectus.

The net asset value per share of our common stock at March 31, 2008 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.81. On May 14, 2008, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $7.34.

We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We are engaged principally in providing capital to primarily non-public small to mid-size technology-related companies. Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “ Risk Factors” beginning on page 11 to read about factors you should consider, including the risk of leverage, before exercising any rights to subscribe for shares of our common stock.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC (http://www.sec.gov), which is available free of charge by contacting TICC Capital Corp. at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website (http://www.ticc.com).

	Per Share	Total(4)
Estimated subscription price(1)	$6.46	$28,031,400
Estimated sales load(2)	$0.26	$1,128,199
Proceeds, before expenses, to us(1)(3)	$6.20	$26,903,201

(1)	Estimated on the basis of 88% of the market price per share at the close of trading on May 14, 2008. See “The Offer—The Subscription Price.”
(2)

In connection with the offer, RBC Capital Markets Corporation, the dealer manager for this offer, will receive a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege.

(3)	Before deduction of offering expenses incurred by us, estimated to be $700,000.
(4)	Assumes all rights are exercised at the estimated subscription price.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

If you have any questions or need further information about this rights offering, please call Georgeson Inc., our information agent for the rights offering, at (800) 491-3132.

RBC Capital Markets

The date of this prospectus is                     , 2008

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if we had authorized it. We are offering to sell, and seeking offers to buy, shares of common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common stock.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share will likely be less than the net asset value per share, based on our current market price, the offer will likely result in an immediate dilution of net asset value per share for all of our stockholders. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date for the offer or what the subscription price will be. If the subscription price per share is substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors—Risks Related To This Offering—Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering” and “Dilution” in this prospectus for more information.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus.

Except where the context requires otherwise, the terms “TICC,” the “Company,” “we,” “us” and “our” refer to TICC Capital Corp.; “TICC Management”refers to TICC Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

THE RIGHTS OFFERING

The Offer

We are issuing to stockholders of record, or record date stockholders, on May 23, 2008, the record date, one transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every five rights held (1 for 5), which we refer to as the primary subscription right. We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of five.

The rights are transferable and will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR” during the course of this offer. See “The Offer.”

Subscription Price

The subscription price per share will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the date on which the offer expires. Because the subscription price will be determined on the expiration date, rights holders who decide to acquire shares pursuant to the primary subscription right or pursuant to the over-subscription privilege will not know the actual purchase price of those shares when they make that decision. See “The Offer—The Subscription Price.”

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them (other than those rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. In addition, any non-record date stockholder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Offer—Over-Subscription Privilege.”

Purpose of the Offer

Our Board of Directors has determined that it would be in the best interest of TICC and its stockholders to increase the capital available for making additional investments, as well as to pay operating expenses, temporarily repay debt and generally enhance our liquidity. In order to remain relevant in the market, we must have sufficient liquidity available to remain a credible source of capital. The offering will increase the capital available for us to make additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our present capital resources. However, we expect to have sufficient resources available from investment income to pay our current expenses for the foreseeable future. This offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or charge, while providing us access to additional capital resources. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share;

•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;

•	the dilution to be experienced by non-exercising stockholders;

•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;

•	the size of the offering in relation to the number of shares outstanding;

•	the fact that the rights will be listed on the Nasdaq Global Select Market during the subscription period;

•	the market price of our common stock, both before and after the announcement of the rights offering;

•	the general condition of the securities markets; and

•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

The purpose of setting the determination of the subscription price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to non-participating stockholders.

The transferable rights will also afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

We cannot provide you assurance that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, our investment adviser’s management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained RBC Capital Markets Corporation, the dealer manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act.

Sale of Rights

The rights are evidenced by a subscription certificate and are transferable until June 13, 2008 (or if the offer is extended, until the extended expiration date). The rights will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR.” We and the dealer manager will use our best efforts to ensure that an adequate trading market for the rights will exist. However, no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq Global Select Market may be conducted until close of trading on the Nasdaq Global Select Market on June 13, 2008 (or, if the offer is extended, until the extended expiration date). See “The Offer—Sale of Rights.”

Use of Proceeds

We intend to use the net proceeds from this offering for the origination of new investments in accordance with our investment objective, repayment of indebtedness, working capital and general corporate purposes. See “Use of Proceeds.”

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or

•	Contact the information agent, Georgeson Inc., toll-free at (800) 491-3132. Broker-dealers and nominees may call (212) 440-9800.

How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or

•

If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent

Computershare, Inc. and Computershare Trust Company, N.A. will act as the subscription agent in connection with this offer.

Information Agent

Georgeson Inc. will act as the information agent in connection with this offer. You may contact Georgeson toll-free with questions at (800) 491-3132. Broker-dealers and nominees may call (212) 440-9800.

Distribution Arrangements

RBC Capital Markets Corporation will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4% of the subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The dealer manager may reallow a portion of its fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	May 23, 2008
Subscription Period	from May 23, 2008 to June 13, 2008	(1)
VWAP Measurement Period(2)	from June 9, 2008 to June 13, 2008	(1)
Expiration Date	June 13, 2008	(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares(3)	June 13, 2008	(1)
Deadline for Delivery of Notice of Guaranteed Delivery(3)	June 13, 2008	(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	June 18, 2008	(1)

Confirmations Mailed to Participants	June 25, 2008	(1)
Final Payment for Shares	July 9, 2008	(1)

(1)	Unless the offer is extended.
(2)

The subscription price will be 88% of the volume-weighted average of the sales prices, or VWAP, of our shares of common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the date on which the offer expires.

(3)

Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

BUSINESS

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that focus on the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. As of that date, we no longer maintain a policy to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. We continue to maintain our primary focus, however, on the technology industry, although we have the flexibility to invest outside this sector.

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in non-public debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments, or equity investments in technology-related companies. We may also invest in publicly traded debt and/or equity securities.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. Our investments typically range from $5 million to $30 million each, although this investment size may vary proportionately as the size of our capital base changes, and accrue interest at fixed or variable rates. We focus on companies that create products or provide services requiring technology and on companies that compete in industries characterized by such products or services, including companies in the following businesses: Internet, IT services, media, telecommunications, semiconductors, hardware, software and technology-enabled services.

While the structure of our investments will vary, we invest primarily in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We may also borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). TICC Management is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under our investment advisory agreement with TICC Management (the “Investment Advisory Agreement”), we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code.

Our headquarters are at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

DISTRIBUTIONS

We intend to make quarterly cash distributions to holders of our common stock. The amount of our quarterly distributions will be determined by our Board of Directors. We intend to distribute to our stockholders all of our net income and, in most cases, all of our net capital gains, although we may opt not to distribute certain net capital gains in the future. This offering will cause dilution in the dividends per share we are able to distribute subsequent to completion of this offering. We may in the future also opt to make deemed distributions to our stockholders of any retained net capital gains.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

PRINCIPAL RISK FACTORS

Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	We lend to and invest in small- and medium-sized private companies. These activities may involve a high degree of business and financial risk.

•	Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

•	The costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders.

•

We are subject to risks associated with fluctuating interest rates, access to additional capital, fluctuating quarterly results and variation in our portfolio value. We also borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.

•	If we fail to qualify as a RIC, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•	There is a risk that you may not receive dividends or that our dividends may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering.

•	Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering.

CERTAIN ANTI-TAKEOVER PROVISIONS

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in TICC.

Stockholder Transaction Expenses
Sales load (as a percentage of offering price)	4.00	%(1)
Offering expenses (as a percentage of offering price)	2.50	%(2)
Dividend reinvestment plan expenses	0.00	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	6.50	%(2)

Annual Expenses (as a percentage of net assets attributable to common stock)
Management fees	3.56	%(4)
Interest payments on borrowed funds	2.88	%(5)
Acquired fund fees and expenses	0.00	%(6)
Other expenses	1.49%

Total annual expenses	7.93	%(7)(8)

EXAMPLE

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage above our current level as of March 31, 2008 and that our operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$135	$269	$397	$688

The above example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan. In addition, during the year ended December 31, 2007 we made distributions in excess of our earnings of approximately $0.02 per share, which resulted in a return of capital to our stockholders.

(1)

TICC has agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the aggregate subscription price for the shares issued pursuant to the offer. See “The Offer— Distribution Arrangements.”

(2)

Amount reflects estimated offering expenses of approximately $700,000, which assumes that the offer is fully subscribed. This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $27,500 plus reimbursement for its out-of-pocket expenses related to the offer. See “The Offer—Distribution Arrangements.”

(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.”
(4)

“Management fees” represents the aggregate of our base management fee and our incentive fee. Our base management fee as a percentage of net assets attributable to common stock is 3.21% and is higher than the total management fees would be if we were not leveraged, as our base management fee is calculated based upon our gross, or total, assets. The SEC requires that the “Management fees” percentage be calculated as a percentage of net assets, rather than total assets, including assets that have been funded with borrowed monies. If the base management fee portion of the “Management fees” percentage was calculated instead as a percentage of our total assets, our base management fee portion of the “Management fees” percentage would be approximately 2.0% of total assets. The estimate of our base management fees assumes net assets of $234.4 million and leverage of $141.3 million, which reflects our net assets and leverage as of March 31, 2008. The incentive fee portion of our “Management fees” is 0.35%. This calculation assumes that annual incentive fees earned by TICC Management remain consistent with the incentive fees earned by TICC Management during the quarter ended March 31, 2008, which totaled approximately $208,000. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional capital gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of pre-incentive fee net investment income over an annual “hurdle rate” (equal to the interest rate payable on a five-year U.S. Treasury Note plus 5%). The second part of the incentive fee equals 20.0% of our net realized capital gains for the calendar year less any unrealized capital losses for such year and will be payable at the end of each calendar year. For a more detailed discussion of the calculation of the base management fee and the incentive fee, see “Portfolio Management—Investment Advisory Agreement.”

(5)

The “Interest payments on borrowed funds” assumes that we maintain our level of outstanding borrowings as of March 31, 2008 and incur interest on such outstanding borrowings at an interest rate of 4.77%, which was our weighted average borrowing cost at March 31, 2008. As of March 31, 2008, we had $150 million available to us under a credit facility, of which we had borrowed approximately $141.3 million. As of May 14, 2008, we had borrowed approximately $108.0 million under our credit facility. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.” Leverage allows us to increase our portfolio investments, but also increases the fees and expenses borne by our common stockholders, including the management fee payable to TICC Management. See “Risk Factors—Risks Relating to our Business and Structure—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

(6)	As of March 31, 2008, we had no investments in any acquired funds.
(7)

“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage was calculated instead as a percentage of our total assets, our “Total annual expenses” would be approximately 4.94% of total assets.

(8)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information at and for the fiscal years ended December 31, 2007, 2006, 2005, 2004 and 2003 has been derived from our financial statements that were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2008, are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

	Three Months Ended March 31,		Year Ended December 31,
(in thousands, except per share data)	2008	2007	2007	2006	2005	2004	2003(1)
	(unaudited)	(unaudited)
Income Statement Data:
Total investment income	$11,480	$9,897	$43,842	$35,947	$21,800	$7,388	$114
Total expenses	5,209	3,269	16,648	10,546	7,415	4,024	692
Net investment income (loss)	6,271	6,628	27,194	25,401	14,385	3,364	(578)
Net (decrease) increase in net assets resulting from operations	(16,163)	3,459	(11,649)	26,331	16,304	3,364	(578)

Per Common Share Data:
Net increase (decrease) in net income resulting from net investment income per common share	$0.29	$0.34	$1.32	$1.30	$1.07	$0.33	$(0.25)
Net (decrease) increase in net assets resulting from operations per common share–basic and diluted	$(0.75)	$0.18	$(0.57)	$1.35	$1.21	$0.33	$(0.25)
Distributions declared per common share	0.30	0.36	1.44	1.38	1.01	0.43	0.00

Balance Sheet Data:
Total assets	$378,459	$328,295	$396,390	$334,820	$270,108	$140,502	$138,325
Total net assets	234,440	269,444	257,370	271,335	265,905	139,262	137,970
Borrowings(2)	141,333	56,500	136,500	58,500	—	—	—

Other Data:
Number of portfolio companies in which we had debt investments at period end	29	24	33	28	19	9	—
Principal amount of loan originations	$17,300	$26,400	$188,000	$191,000	$159,500	$82,200	—
Principal amount of loan repayments	$19,500	$32,800	$87,300	$76,595	$29,500	$1,480	—
Total return(3)	(14.63)%	7.00%	(36.26)%	17.0%	7.5%	(0.7)%	3.7%
Weighted average yield on debt investments at period end	10.5%	12.0%	11.3%	12.8%	10.9%	10.8%	N/A

(1)	Includes period from July 21, 2003 (inception) through December 31, 2003.
(2)	See “Senior Securities” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(3)

Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment at prices obtained under our dividend reinvestment plan. Total return from inception through December 31, 2003 has not been annualized.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for the quarter ended March 31, 2008 and for each of the quarters for the fiscal years ended December 31, 2007 and 2006. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2008	2007				2006
(in thousands, except per share data)	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Total investment income	$ 11,480	$ 12,252	$11,023	$10,671	$9,897	$11,483	$8,792	$8,464	$7,208
Total expenses	5,209	5,364	4,302	3,714	3,269	3,814	2,651	2,188	1,893
Net investment income	6,271	6,888	6,721	6,957	6,628	7,669	6,141	6,276	5,315
Net (decrease) increase in net assets resulting from operations	(16,163)	(10,312)	(5,168)	371	3,459	7,444	6,760	6,865	5,263
Net increase in net assets resulting from net investment income per common share	$0.29	$0.31	$0.32	$0.35	$0.34	$0.40	$0.31	$0.32	$0.27
Net (decrease) increase in net assets resulting from operations per common share–basic and diluted	$ (0.75)	$(0.53)	$(0.24)	$0.02	$0.18	$0.38	$0.35	$0.35	$0.27

RISK FACTORS

An investment in our securities involves certain risks relating to our structure and investment objectives. The risks set forth below are not the only risks we face, and we face other risks which we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of TICC Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of TICC Management, and Saul B. Rosenthal, the President and Chief Operating Officer of TICC Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of his business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, analyze, invest in and finance companies that meet our investment criteria, and our ability to raise and retain debt and equity capital. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms.

We and TICC Management, through its managing member, BDC Partners, will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in technology-related companies. We compete with a large number of private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Our business model depends upon the development and maintenance of strong referral relationships with private equity and venture capital funds and investment banking firms.

If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of loans and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to provide us with investment opportunities, and therefore there is no assurance that such relationships will lead to the origination of debt or other investments.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because our investments are generally not in publicly traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments are generally not in publicly traded securities. As a result, the fair value of these securities is not readily determinable. We value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board’s Valuation Committee. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. We also utilize the services of a third party valuation firm which prepares valuations for each of our bilateral portfolio securities that, when combined with all other investments in the same portfolio company (i) have a book value as of the previous quarter of greater than or equal to 1% of our total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 1% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of the third party valuations of our bilateral portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. The types of factors that the Valuation Committee takes into account in providing its fair value recommendation to the Board of Directors includes, as relevant, the nature and value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

The lack of liquidity in our investments may adversely affect our business.

As stated above, our investments are generally not in publicly traded securities. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments.

In addition, because we generally invest in debt securities with a term of up to seven years and generally intend to hold such investments until maturity of the debt, we do not expect realization events, if any, to occur in the near-term. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of the companies in which we have made or may make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to repay our loans or compel its management team to engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing our loans. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. For example, during 2007 and the first quarter of 2008 we experienced significant losses on five of our portfolio investments, including GenuTec Business Solutions, Inc. ($14.9 million), Falcon Communications, Inc. ($9.5 million), Pulvermedia, Inc. ($10.6 million), WHITTMANHART, Inc. ($3.6 million) and The CAPS Group term A and B notes ($7.0 million), each of which was in part attributable to worsening economic conditions in the industries in which those portfolio companies operate.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Even in the event the value of your investment declines, the management fee and, in certain circumstances, the incentive fee will still be payable.

The management fee is calculated as 2.0% of the value of our average gross assets on a quarterly basis. Accordingly, the management fee will be payable regardless of whether the value of our gross assets and/or your investment have decreased. Moreover, a portion of the incentive fee is payable if our net investment income for a calendar quarter exceeds a designated hurdle rate. This portion of the incentive fee is payable without regard to any capital gain, capital loss or unrealized depreciation that may occur during the quarter. Accordingly, this portion of our adviser’s incentive fee may also be payable notwithstanding a decline in net asset value that quarter. In addition, in the event we recognize deferred loan interest income in excess of our available capital as a result of our receipt of payment-in-kind, or “PIK” interest, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any incentive fees attributable to deferred loan interest income in the event of a subsequent default.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

As of December 31, 2007 we had $180.0 million available to us under a credit facility, of which we had borrowed approximately $136.5 million. As of January 31, 2008, our credit facility was reduced to $150.0 million. At March 31, 2008, we had borrowed approximately $141.3 million and we currently have drawn approximately $108.0 million under our credit facility as of May 14, 2008. Royal Bank of Canada, or RBC, serves as administrative agent under our credit facility, and RBC and Branch Banking and Trust Company, or BB&T, each serve as a lender under our credit facility.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to TICC Management will be payable on our gross assets, including those assets acquired through the use of leverage, TICC Management may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to TICC Management.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(18.90)%	(10.89)%	(2.88)%	5.14%	13.15%

(1)

Assumes $375.7 million in total assets, $141.3 million in debt outstanding, and $234.4 million in net assets and an average cost of funds of 4.77%, which was our weighted average borrowing cost at March 31, 2008. Excludes non-portfolio investment assets and non-leverage related liabilities.

Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Our business will require a substantial amount of capital, which we may acquire from the following sources:

Senior Securities and Other Indebtedness

We issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. This requirement of sustaining a 200% asset coverage ratio limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt. Further additional debt financing may not be available on favorable terms, if at all, or may be restricted by the terms of our debt facilities. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so.

As a result of the issuance of senior securities, including preferred stock and debt securities, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Because we incur leverage to make investments, a decrease in the value of our investments would have a greater negative impact on the value of our common stock. When we issue debt securities or preferred stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility.

Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio was not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of TICC and its stockholders, and our stockholders approve such sale. In certain limited circumstances, pursuant to an SEC staff interpretation, we may also issue shares at a price below net asset value in connection with a rights offering. We may do so in connection with a transferable rights offering so long as: (1) the offer does not discriminate among shareholders; (2) we use our best efforts to ensure an adequate trading market exists for the rights; and (3) the ratio of the offering does not exceed one new share for each three rights held. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

We have submitted separate proposals to our stockholders that, if adopted, would (i) permit us to issue shares of our common stock below net asset value per share, and (ii) permit us to issue warrants, options or rights to subscribe to, convert to, or purchase shares of our common stock, including at prices below our then current net asset value per share. Stockholders are being asked to approve these proposals at our 2008 Annual Stockholders’ meeting, currently scheduled to occur on June 16, 2008.

Our Board of Directors is authorized to reclassify any unissued shares of stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. We are currently authorized to issue up to 100,000,000 shares of common stock, of which 21,696,133 shares were issued and outstanding as of March 31, 2008. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

A change in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As of May 14, 2008, we had borrowed approximately $108.0 million under our credit facility. RBC serves as administrative agent under our credit facility, and RBC and BB&T each serve as a lender under our credit facility. Some of our investments in debt securities are at fixed rates and others at variable rates. Although we have not done so in the past, we may in the future choose to hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise if we choose to employ hedging strategies in the future.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements. In order to qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we currently maintain a credit facility, and we may use additional debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. A significant portion of our interest income from debt investments since our inception has been attributable to PIK interest received from our debt investments that contain a PIK provision. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

There are significant potential conflicts of interest, which could impact our investment returns.

In the course of our investing activities, we pay management and incentive fees to TICC Management, and reimburse BDC Partners for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of TICC Management has interests that differ from those of our stockholders, giving rise to a conflict.

TICC Management receives a quarterly incentive fee based, in part, on our “Pre-Incentive Fee Net Investment Income,” if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to TICC Management. To the extent we or TICC Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide TICC Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

In addition, our executive officers and directors, and the executive officers of TICC Management and its managing member, BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Steven P. Novak, one of our independent directors, is the President of Palladio Capital Management, LLC, the manager of an equity-oriented hedge fund. Charles M. Royce, the non-executive Chairman of our Board of Directors, is the President and Chief Investment Officer of Royce & Associates, the non-managing member of our investment adviser.

Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited. Because of these possible conflicts of interest, these individuals may direct potential business and investment opportunities to other entities rather than to us or such individuals may undertake or otherwise engage in activities or conduct on behalf of such other entities that is not in, or which may be adverse to, our best interests.

Both we and T2 Income Fund Limited have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us or T2 Income Fund Limited and a prospective portfolio company. Our general policy is to allocate bilateral US-based opportunities to TICC and bilateral non-US opportunities to T2 Income Fund Limited; provided, that in an instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for business development companies under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to T2 Income Fund Limited.

In those instances where purchases of syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) are determined to meet the investment criteria of both TICC and T2 Income Fund Limited, those purchases will be allocated on a pro rata basis between TICC and T2 Income Fund Limited based on order size as determined collectively by each fund’s investment adviser. In instances where both TICC and T2 Income Fund Limited desire to sell the same position at the same time, sales will likewise be allocated on a pro rata basis based on order size. All such allocations shall only be made, however, to the extent consistent with current interpretations of law applicable to such investments. Further, to the extent pro rata allocations in accordance herewith would cause either TICC or T2 Income Fund Limited to violate any statutory, regulatory or pre-existing contractual provisions to which it is subject, then such allocations will be made on as near a pro rata basis as is practicable without violating such statutory, regulatory or pre-existing contractual provisions. In those instances where either T2 Income Fund Limited or TICC is unable to make a particular investment by reason of law, regulation, statute or pre-existing contractual agreement, that opportunity shall be made available to the other entity.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in any company in which any fund or other client account managed by Royce & Associates, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement (the “Administration Agreement”), including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations could have a material adverse effect on our business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation as a Business Development Company.”

We believe that most of our portfolio investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

RISKS RELATED TO OUR INVESTMENTS

Our portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that we hold or if the technology-related sector experiences a market downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. As of that date, we no longer maintain a policy to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. We continue to maintain our primary focus, however, on the technology industry, although we have the flexibility to invest outside this sector. As a result, a market downturn in the technology-related sector could materially adversely affect us.

The technology-related sector is subject to many risks, including volatility, intense competition, decreasing life cycles and periodic downturns.

We invest in companies in the technology-related sector, some of which may have relatively short operating histories. The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. Also, the technology-related market is generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess capacity and a significant slowdown in many industries in the technology-related sector. In addition, this overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, we can offer no assurance that such decreases in market capitalizations will not recur, or that any future decreases in technology company valuations will be insubstantial or temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than companies in other industry sectors.

In addition, because of rapid technological change, the average selling prices of products and some services provided by the technology-related sector have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies may decrease over time, which could adversely affect their operating results and their ability to meet their obligations under their debt securities, as well as the value of any equity securities, that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in the technology-related companies that we are targeting may be extremely risky and we could lose all or part of our investments.

Although a prospective portfolio company’s assets are one component of our analysis when determining whether to provide debt capital, we generally do not base an investment decision primarily on the liquidation value of a company’s balance sheet assets. Instead, given the nature of the companies that we invest in, we also review the company’s historical and projected cash flows, equity capital and “soft” assets, including intellectual property (patented and non-patented), databases, business relationships (both contractual and non-contractual) and the like. Accordingly, considerably higher levels of overall risk will likely be associated with our portfolio compared with that of a traditional asset-based lender whose security consists primarily of receivables, inventories, equipment and other tangible assets. Interest rates payable by our portfolio companies may not compensate for these additional risks.

Specifically, investment in the technology-related companies that we are targeting involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any value from the liquidation of such collateral;

•

they typically have limited operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

because they tend to be privately owned, there is generally little publicly available information about these businesses; therefore, although TICC Management’s agents will perform “due diligence” investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Our incentive fee may induce TICC Management to make speculative investments.

The incentive fee payable by us to TICC Management may create an incentive for TICC Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to TICC Management is determined, which is calculated as a percentage of the return on invested capital, may encourage TICC Management to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because TICC Management will receive the incentive fee based, in part, upon the capital gains realized on our investments, the investment adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in senior debt securities, but may also invest in subordinated debt securities, issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we will not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by the managements of our portfolio companies that could decrease the value of our investments.

Although we have taken and may in the future take controlling equity positions in our portfolio companies from time to time, we generally do not do so. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

RISKS RELATED TO THIS OFFERING

Our common stock price may be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted. During the second and third quarters of 2004, during the same periods of 2006, the third and fourth quarters of 2007 and the first quarter of 2008, our shares of common stock traded at a discount to the net asset value attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above or below net asset value.

There is a risk that you may not receive dividends or that our dividends may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. See “Price Range of Common Stock and Distributions.” In addition, our dividends per share will be reduced as a result of the dilutive effect of this offering. See “Dilution.”

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful.

We will have significant flexibility in applying the proceeds of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See “Dilution.”

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including without limitation:

•	an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

•

an economic downturn could disproportionately impact the technology-related industry in which we concentrate causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	interest rate volatility could adversely affect our results, and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

THE OFFER

PURPOSE OF THE OFFER

Our Board of Directors has determined that it would be in the best interest of TICC and its stockholders to increase the capital available for making additional investments, as well as to pay operating expenses, temporarily repay debt and generally enhance our liquidity. In order to remain relevant in the market, we must have sufficient liquidity available to remain a credible source of capital. The offering will increase the capital available for us to make additional investments. At our currently anticipated pace of investment activity, and given our current capital commitments, we believe that we will have limited capital available for new investments in 2008 unless we increase our present capital resources. However, we expect to have sufficient resources available from investment income to pay our current expenses for the foreseeable future. The current offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or charge, while providing us access to such additional capital resources. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the subscription price will be below our net asset value per share;

•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;

•	the dilution to be experienced by non-exercising stockholders;

•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;

•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;

•	the size of the offering in relation to the number of shares outstanding;

•	the fact that the rights will be listed on the Nasdaq Global Select Market during the subscription period;

•	the market price of our common stock, both before and after the announcement of the rights offering;

•	the general condition of the securities markets; and

•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

There can be no assurance of the amount of dilution that a stockholder will experience or that the rights offering will be successful.

The purpose of setting the determination of the subscription price upon the expiration of the offer is to attract the maximum participation of stockholders in the offer, with minimum dilution to non-participating stockholders.

The transferable rights will also afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

We cannot provide you assurance that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, our investment adviser’s management fee is based upon our gross assets, which include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer was in our best interest and in the best interests of our stockholders, we have retained RBC Capital Markets Corporation, the dealer manager for this offer, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act. For a discussion of certain benefits of this offer to our affiliates, see “—Certain Effects of This Offer” below.

TERMS OF THE OFFER

We are issuing to record date stockholders transferable rights to subscribe for up to approximately 4,339,226 shares. Each record date stockholder is being issued one transferable right for each whole share owned on the record date. The rights entitle each holder, or rights holder, to acquire at the subscription price one share for every five rights held (1 for 5), which we refer to as the primary subscription right. Rights may be exercised at any time during the subscription period, which commences on May 23, 2008, the record date, and ends at 5:00 p.m., New York City time, on June 13, 2008, the expiration date, unless extended by us.

The rights are transferable and will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR” during the course of the offer. The shares of our common stock issued pursuant to an exercise of rights will be listed on the Nasdaq Global Select Market under the symbol “TICC.” The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “—Foreign Stockholders.”

We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in multiples of five.

The rights are transferable. Rights holders who are not record date stockholders may purchase shares as described above, which we refer to as the primary subscription, and may be entitled to subscribe for shares pursuant to the over-subscription privilege (as described below).

Shares for which there is no subscription during the primary subscription will be offered, by means of the over-subscription privilege, first to record date stockholders who fully exercise the rights issued to them pursuant to this offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. In addition, any non-record date rights holder who exercises rights is entitled to subscribe for remaining shares that are not otherwise subscribed for by record date stockholders. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “—Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, first to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all record date stockholders’ over-subscription requests will be honored in full. If record date stockholder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among record date stockholders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position Total Record Date Position of All Over-Subscribers	×	Remaining Shares

Any rights holder other than record date stockholders who exercises rights is entitled to subscribe for remaining shares that are not otherwise over-subscribed for by record date stockholders. These non-record date rights holders should indicate, in the subscription certificate submitted with respect to the exercise of any rights, how many shares they are willing to acquire pursuant to the over-subscription privilege. There can be no assurance that non-record date rights holders will receive shares pursuant to the over-subscription privilege.

If sufficient remaining shares are available after the over-subscription privileges for the record date stockholders have been allotted, then all over-subscriptions by non-record date rights holders will be honored in full. If the remaining shares are insufficient to permit such allocation, the remaining shares will be allocated pro-rata among the non-record date rights holders who wish to exercise their over-subscription privilege, based on the number of rights held by such rights holders on the expiration date. However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The formula to be used in allocating the shares available to non-record date rights holders exercising their over-subscription privilege is as follows:

Non-Record Date Rights Holder’s Rights

Ownership as of the Expiration Date

Total Rights Ownership as of the Expiration Date of Non-Record

Date Rights Holders Exercising Their Over-Subscription Privilege

×	Shares Available for Non- Record Date Rights Holders Exercising Their Over-Subscription Privilege

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. We will not offer or sell in connection with the offer any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

THE SUBSCRIPTION PRICE

The subscription price for the shares to be issued pursuant to the offer will be 88% of the volume-weighted average of the sales prices of our shares of common stock on the Nasdaq Global Select Market for the five consecutive trading days ending on the expiration date. For example, if the volume-weighted average of the sale prices of a share on the Nasdaq Global Select Market for the five consecutive trading days ending on the expiration date is $7.34, the subscription price would be $6.46 per share (88% of market price). Since the expiration date will be June 13, 2008 (unless we extend the subscription period), rights holders will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to the primary subscription right and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $6.46 per share. See “—Payment for Shares” below. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

EXPIRATION OF THE OFFER

The offer will expire at 5:00 p.m., New York City time, on June 13, 2008, the expiration date, unless extended by us. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Our Board of Directors may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our Board of Directors determines that doing so is in the best interest of our stockholders. For example, our Board of Directors may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock or the rights on the Nasdaq Global Select Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the Nasdaq Global Select Market or the financial markets generally. The foregoing are not the only circumstances under which this offer may be extended, and our Board of Directors is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

INFORMATION AGENT

Georgeson Inc. will act as the information agent in connection with the offering. The information agent will receive for its services a fee estimated to be approximately $9,500 plus reimbursement of all out-of-pocket expenses related to the offering. Georgeson can be contacted at the below address:

Georgeson Inc.

199 Water Street

New York, NY 10038

Toll-free: (800) 491-3132

Broker-dealers and nominees may call (212) 440-9800

SUBSCRIPTION AGENT

Computershare Inc. and Computershare Trust Company, N.A. will act as the subscription agent in connection with this offer. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $27,500, plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the primary subscription and the pursuant to over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to (781) 930-4942 which must be received by the subscription agent at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering. Facsimiles should be confirmed by telephone at (781) 930-4900. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to 5:00 p.m., New York City time, on the expiration date of the rights offering or by the close of business on the third business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below. In this prospectus, close of business means 5:00 p.m., New York City time, on the relevant date.

Subscription Certificate Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.

By First Class Mail Only: (No Overnight /Express Mail)	Computershare Trust Company, N.A. TICC Capital Rights Offering Attn: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208

By Overnight Delivery:	Computershare Trust Company, N.A. TICC Capital Rights Offering Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed below:

Georgeson Inc. 199 Water Street New York, NY 10038 Toll-free: (800) 491-3132 Broker-dealers and nominees may call (212) 440-9800

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

SALE OF RIGHTS

The Rights are Transferable

The rights will be listed for trading on the Nasdaq Global Select Market under the symbol “TICCR” subject to notice of issuance. We and the dealer manager will use our best efforts to ensure that an adequate trading market for the rights will exist, although no assurance can be given that a market for the rights will develop. Trading in the rights on the Nasdaq Global Select Market is expected to be conducted beginning on or about May 21, 2008, and continuing until June 13, 2008 (or if the offer is extended, until the extended expiration date). Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the rights.

Sales Through Subscription Agent and Dealer Manager

Stockholders who do not wish to exercise any or all of their rights may instruct the subscription agent to sell any rights they do not intend to exercise themselves through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before June 11, 2008 (or if the offer is extended, on or before two business days prior to the extended expiration date). Upon the timely receipt by the subscription agent of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase or to use its best efforts to complete the sale and the subscription agent will remit the proceeds of the sale to the selling stockholders. If the rights can be sold, sales of such rights will be deemed to have been effected at the weighted-average price received by the dealer manager on the day such rights are sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date of the rights offering. The subscription agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the dealer manager will purchase or be able to complete the sale of any such rights, and neither we nor the dealer manager has guaranteed any minimum sales price for the rights. If a stockholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred rights. In such event, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the stockholder or, if the stockholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond to the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by us.

Stockholders wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date of the rights offering for (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights, and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date (or if the offer is extended, on or before two business days prior to the extended expiration date) of the rights offering.

Except for the fees charged by the subscription agent and dealer manager, which will be paid by us, all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights will be for the account of the transferor of the rights, and none of those commissions, fees or expenses will be paid by us, the subscription agent or the dealer manager.

We anticipate that the rights will be eligible for transfer through, and that the exercise of the primary subscription and the over-subscription privilege may be effected through, the facilities of the Depository Trust Company, or DTC. Holders of DTC exercised rights may exercise the over-subscription privilege in respect of such DTC exercised rights by properly completing and duly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the day prior to the expiration date of the rights offering, a nominee holder over-subscription certificate or a substantially similar form satisfactory to the subscription agent, together with payment of the subscription price for the number of shares for which the over-subscription privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that, except as described below under “—Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date of the rights offering. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the subscription agent at the address set forth above. Fractional shares will not be issued upon the exercise of rights.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them and rights holders other than record date stockholders, may both participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated first to record date stockholders and then (if any remaining shares are still available) to non-record date rights holders, and the number of remaining shares issued to some or all rights holders participating in the over-subscription privilege may be reduced as described under “—Over-Subscription Privilege” above.

Record Date Stockholders Whose Shares Are Held By a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “—Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

FOREIGN STOCKHOLDERS

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

PAYMENT FOR SHARES

Participating rights holders may choose between the following methods of payment:

(1)	A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the estimated subscription price of $6.46 per share (88 % of $7.34, the last reported sale price of a share on the Nasdaq Global Select Market on May 14, 2008). To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, at or prior to 5:00 p.m., New York City time, on the expiration date.

(2)	A participating rights holder may request a Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on June 18, 2008 (or, if the offer is extended, by the close of business on the third business day after the extended expiration date).

All payments by a participating rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the United States and payable to TICC Capital Corp. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

On a date within ten business days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the primary subscription; (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege; (iii) the per share and total purchase price for the shares; and (iv) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable. No interest will be paid on any amounts refunded.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (i) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (ii) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription and/or the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Participating rights holders will have no right to rescind their subscription after receipt of their payment for shares by the subscription agent, except as provided below under “—Notice of Net Asset Value Decline.”

NOTICE OF NET ASSET VALUE DECLINE

We, as required by the SEC’s registration form, will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

DELIVERY OF STOCK CERTIFICATES

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other stockholders, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (i) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (ii) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (i) or (ii) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

If a right is sold, a gain or loss will be realized by the rights holder in an amount equal to the difference between the basis of the right sold and the amount realized on its disposition.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor. ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

DISTRIBUTION ARRANGEMENTS

RBC Capital Markets Corporation, which is a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer manager for this offer. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer manager will provide financial advisory and marketing services in connection with this offer and will solicit the exercise of rights and participation in the over-subscription privilege. This offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to 4.0% of the aggregate subscription price for shares issued pursuant to this offer. In addition, we have agreed to reimburse the dealer manager an aggregate amount up to $100,000 for its expenses incurred in connection with this offer.

The dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to 1.5% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement.

The principal business address of the dealer manager is: Three World Financial Center, 200 Vesey Street, New York, NY 10281-8098.

Prior to the expiration of this offer, the dealer manager may independently offer for sale shares, including shares acquired through purchasing and exercising the rights, at prices it sets. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

CERTAIN EFFECTS OF THIS OFFER

Our investment adviser will benefit from this offer because a portion of the investment advisory fee we pay to the investment adviser is based on our gross assets. See “Management—Investment Advisory Agreement.” It is not possible to state precisely the amount of additional compensation the investment adviser will receive as a result of this offer because it is not known how many shares will be subscribed for and because a substantial portion of the proceeds of the offer are expected to be used to repay outstanding indebtedness. However, assuming (i) all rights are exercised, (ii) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $378.5 million, (iii) the estimated subscription price is $6.46 per share, and (iv) all of the proceeds from the offer are invested in additional portfolio companies, and after giving effect to dealer manager fees and other expenses related to this offer, the investment adviser would receive additional annualized advisory fees of approximately $524,000 and the amount of the administrative fee received would not change. Two of our directors who voted to authorize this offer are interested persons of the investment adviser. The other three directors who approved this offer are not affiliated with the investment adviser.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer, including with respect to voting rights. In addition, because the subscription price per share will likely be less than the net asset value per share, based on our current market price, the offer will likely result in an immediate dilution of net asset value per share for all of our stockholders. If the subscription price per share is substantially less than the current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. See “Dilution.”

USE OF PROCEEDS

If shares of our common stock are sold at the estimated subscription price of $6.46, the net proceeds of the offer are estimated to be approximately $26.2 million, after deducting dealer manager fees of approximately $1.1 million and other expenses related to this offer payable by us estimated at approximately $700,000. There can be no assurance that all the rights will be exercised in full, and the subscription price will not be determined until the close of business on the expiration date.

We intend to use the net proceeds from this offering for repayment of indebtedness, the origination of new investments in accordance with our investment objective, working capital and general corporate purposes. Specifically, we may use a substantial amount of the net proceeds from this offering to reduce borrowings under our credit facility. Amounts repaid under our credit facility will remain available for future borrowings to be used for originations.

We estimate that it will take up to one year for us to use the net proceeds of this offering, as described above, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TICC.” The following table lists the high and low sales prices for our common stock, the sales price as a percentage of net asset value (NAV) and quarterly dividends per share.

		Price Range
	NAV(1)	High	Low	Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Cash Distributions Per Share(3)
Fiscal 2008
Second Quarter (through May 14, 2008)	*	$8.75	$7.00	*	*	$0.30
First Quarter	$10.81	11.78	6.95	109%	64%	0.36
Fiscal 2007
Fourth Quarter	11.94	14.90	8.95	125%	75%	0.36
Third Quarter	12.79	16.18	11.83	127%	92%	0.36
Second Quarter	13.27	17.30	15.68	130%	118%	0.36
First Quarter	13.60	17.50	15.51	129%	114%	0.36
Fiscal 2006
Fourth Quarter	13.77	16.46	14.31	120%	104%	0.34
Third Quarter	13.84	14.96	13.61	108%	98%	0.32
Second Quarter	13.81	15.00	13.59	109%	98%	0.30
First Quarter	13.75	15.63	14.54	114%	106%	0.30
Fiscal 2005
Fourth Quarter	13.77	15.90	14.50	115%	105%	0.30
Third Quarter	13.86	16.37	14.95	118%	108%	0.25
Second Quarter	13.74	15.15	14.45	110%	105%	0.20
First Quarter	13.69	15.52	14.30	113%	104%	0.14

(1)

Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.
(3)	Represents the cash distribution declared in the specified quarter.
*	Not determinable at the time of filing.

On May 14, 2008, the last reported sales price of our common stock was $7.34 per share. As of May 14, 2008, we had 171 shareholders of record.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. During the second and third quarters of 2006, the third and fourth quarter of 2007 and the first and second quarters of 2008, our shares of common stock traded at a discount to the net assets attributable to those shares. As of May 14, 2008, our shares of common stock traded at a discount of approximately 32% to the net assets attributable to those shares based upon our net asset value as of March 31, 2008. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net short-term capital gains, if any, on a quarterly basis to our stockholders. The amount of our quarterly dividends is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. During the year ended December 31, 2007, for tax purposes we made distributions in excess of our earnings of approximately $0.02 per share. On March 31, 2008, we paid a dividend of $0.36 per share. For tax purposes, we expect that dividends for the fiscal year ended December 31, 2008 will be funded primarily from net investment income. However, for the three months ended March 31, 2008, we had net investment income of approximately $0.29 per share, compared to aggregate distributions to stockholders of approximately $0.36 per share during the period. Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2008, approximately $0.07 per share of our distributions would have been characterized as a tax return of capital to our stockholders.

There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company.”

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

CAPITALIZATION

The following table sets forth our capitalization as of March 31, 2008 (i) on an actual basis and (ii) on a pro forma basis, as adjusted to reflect the effects of the sale of 4,339,226 shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $6.46 per share, and our receipt of the estimated net proceeds from that sale. You should read this table together with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus.

	As of March 31, 2008
	Actual	As Adjusted
Assets:
Total assets	$378,459,061	$378,459,061

Liabilities:
Credit facility(1)	$141,333,334	$115,130,133
Other liabilities	2,685,952	2,685,952

Total liabilities	144,019,286	117,816,085

Net assets:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 21,696,133 and 26,035,359 issued and outstanding, respectively	216,961	260,353

Capital in excess of par value	297,572,989	323,732,798
Net unrealized depreciation on investments	(48,156,994)	(48,156,994)
Accumulated net realized losses on investments	(13,423,328)	(13,423,328)
Distributions in excess of investment income	(1,769,853)	(1,769,853)

Total net assets	234,439,775	260,642,976

Total liabilities and net assets	$378,459,061	$378,459,061

(1)	Balance on credit facility was approximately $108.0 million as of May 14, 2008.

DILUTION

As of March 31, 2008, our total net assets were $234.4 million, or approximately $10.81 per share. After giving effect to the sale of 4,339,226 shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $6.46 per share, and our receipt of the estimated net proceeds from that sale, our pro forma net asset value would have been approximately $260.6 million, or approximately $10.01 per share, representing an immediate dilution of approximately $0.80 per share to our existing stockholders.

The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at the estimated subscription price of $6.46 per share:

	As of March 31, 2008
	Actual		As Adjusted
Net asset value per common share	$10.81		$10.01

	Three Months Ended March 31, 2008
	Actual		As Adjusted
Net increase in net assets resulting from net investment income per common share	$0.29	(1)	$0.26	(2)
Net decrease in net assets resulting from operations per common share	$(0.75	)(1)	$(0.61	)(2)
Distributions per common share	$0.36		$0.30	(3)

(1)	Basic and diluted, weighted average number of shares outstanding is 21,565,172.
(2)

Assumes that on January 1, 2008, the beginning of the indicated period, (i) all rights were exercised at the estimated subscription price of $6.46 per share and net proceeds were used to repay indebtedness, assuming an interest rate on such borrowings of 6.74%, and (ii) 4,339,226 shares of our common stock were issued upon exercise of such rights.

(3)	Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus.

OVERVIEW

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is seeking current income by investing in non-public debt securities. We also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments, or equity investments in technology-related companies. We may also invest in publicly traded debt and/or equity securities. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act. We have elected to be treated for tax purposes as a RIC under the Code, beginning with our 2003 taxable year.

Our investment activities are managed by TICC Management, a registered investment adviser under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating

Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive chairman, is the President of Royce & Associates. Under the Investment Advisory Agreement, we have agreed to pay TICC Management an annual base fee calculated on gross assets, and an incentive fee based upon our performance. Under an Administration Agreement, we have agreed to pay or reimburse BDC Partners, as administrator, for certain expenses incurred in operating the Company. Our executive officers and directors, and the executive officers of TICC Management and BDC Partners, serve or may serve as officers and directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For more information, see “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest, which could impact our investment returns.”

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. We focus on companies that create products or provide services requiring technology and on companies that compete in industries characterized by such products or services, including companies in the following businesses: Internet, IT services, media, telecommunications, semiconductors, hardware, software and technology-enabled services.

On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. As of that date, we no longer maintain a policy to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. We continue to maintain our primary focus, however, on the technology industry, although we have the flexibility to invest outside this sector.

While the structure of our investments will vary, we invest primarily in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We expect that our investments will generally range between $5 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes, and will accrue interest at fixed and variable rates. As of December 31, 2007, our debt investments had stated interest rates of between 8.35% and

15.48% (excluding GenuTec) and maturity dates of between 7 and 83 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.3%. As of March 31, 2008 our debt investments had stated interest rates of between 6.21% and 15.48% (excluding GenuTec) and maturity dates of between 4 and 80 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 10.5%.

Our loans may carry a provision for deferral of some or all of the interest payments, which will be added to the principal amount of the loan. This form of deferred interest is referred to as “payment-in-kind” or “PIK” interest and, when earned, is recorded as interest income and an increase in the principal amount of the loan. We had PIK interest of approximately $0.5 million for the year ended December 31, 2007, compared to PIK interest of approximately $1.5 million for the year ended December 31, 2006. There was no interest income attributable to PIK during the quarter ended March 31, 2008.

We also borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders.

In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance, for which we may receive fees, to our portfolio companies. These fees would be generally non-recurring, however in some instances they may have a recurring component. We have received no fee income for managerial assistance to date.

Prior to making an investment, we typically enter into a non-binding term sheet with the potential portfolio company. These term sheets are generally subject to a number of conditions, including but not limited to the satisfactory completion of our due diligence investigations of the company’s business and legal documentation for the loan.

To the extent possible, our loans will be collateralized by a security interest in the borrower’s assets or guaranteed by a principal to the transaction. Interest payments, if not deferred, are normally payable quarterly with amortization of principal being deferred for several years. When we receive a warrant to purchase stock in a portfolio company, the warrant will typically have a nominal strike price, and will entitle us to purchase a modest percentage of the borrower’s stock.

On July 13, 2007, we closed a follow-on public offering of our common stock. In connection with the closing, the underwriters exercised their over-allotment option and purchased an additional 187,500 shares, resulting in a total sale of 1,437,500 shares of our common stock. We raised approximately $21.6 million in net proceeds in this offering, after deducting underwriting discounts and offering expenses. Subsequently, we used the net proceeds received in this offering to repay indebtedness owed under our current revolving credit facility.

During the year ended December 31, 2007, we closed approximately $187.9 million in portfolio investments, including additional investments of approximately $40.4 million in existing portfolio companies and approximately $147.5 million of investments in new portfolio companies. A total of $87.3 million of principal in debt investments was repaid by our existing portfolio companies during the year ended December 31, 2007.

During the quarter ended March 31, 2008, we closed approximately $17.3 million of investments in existing portfolio companies. We received a total of $19.5 million of proceeds from principal repayments in debt investments by our portfolio companies during the quarter ended March 31, 2008.

We realized net realized losses on investments during the year ended December 31, 2007 in the amount of approximately $12.6 million. We had net realized losses on investments during the quarter ended March 31, 2008 in the amount of approximately $34,000.

Based upon the fair value determinations made in good faith by the Board of Directors, we had net unrealized depreciation on investments of approximately $26.3 million for the year ended December 31, 2007, which consisted of a decrease in the fair value of our investments in the amount of approximately $45.5 million, which was partially offset by unrealized appreciation of approximately $19.2 million.

Based upon the fair value determination made in good faith by the Board of Directors, we had net unrealized depreciation on investments of approximately $22.4 million for the quarter ended March 31, 2008, which consisted of a decrease in the fair value of our investments in the amount of approximately $25.3 million, partially offset by unrealized appreciation of approximately $2.9 million.

PORTFOLIO COMPOSITION AND INVESTMENT ACTIVITY

The total value of our investments was approximately $385.4 million and $326.2 million at December 31, 2007 and December 31, 2006, respectively. The increase in investments during 2007 was primarily due to newly originated debt investments, partially offset by debt repayments and sales of equity investments. The increase is also due to additional investments in existing portfolio companies, accrual of PIK interest and changes in fair value. During 2007, we originated investments in 18 portfolio companies (12 of which were new portfolio companies and 6 of which were existing portfolio companies) and made advances to existing customers under existing contractual terms. Our gross originations and advances totaled approximately $187.9 million during the year ended December 31, 2007. During 2006, we originated investments in 17 portfolio companies. Our gross originations totaled $191.5 million (which included approximately $0.5 million of closing fees received in the form of warrants) during the year ended December 31, 2006.

The total value of our investments was approximately $361.3 million at March 31, 2008. The decrease in investments during the quarter ended March 31, 2008 was primarily due to debt repayments of approximately $19.5 million and unrealized depreciation of approximately $22.4 million partially offset by investments in four existing portfolio companies of approximately $17.3 million during the quarter. At March 31, 2008, we had investments in debt securities of, or loans to, 29 companies, with a fair value totaling approximately $351.0 million, and equity investments with a fair value of approximately $10.3 million.

In certain instances we receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. For the years ended December 31, 2007 and December 31, 2006, we had $87.3 million and $76.6 million, respectively, of loan repayments. Portfolio activity also reflects sales of securities in the amounts of $4.7 million and $3.5 million for 2007 and 2006, respectively. During 2007, the most significant repayments on our investments were from StayOnline, Inc. ($14.7 million), The Endurance International Group, Inc. ($23.8 million), Network Solutions, LLC ($9.9 million), and Data Transmission Network Corporation ($5.0 million). During the quarter ended March 31, 2008, we had repayments of $19.5 million, largely due to payments from TrenStar, Inc., Inc. ($11.9 million) and Iridium Satellite, LLC tranche B notes ($2.0 million).

Also, in November 2007, our investment in senior secured notes issued by GenuTec Business Solutions, Inc. was restructured, whereby the cost value of the investment ($17.4 million) was redeemed in exchange for senior secured notes also issued by GenuTec Business Solutions, Inc. in the principal amount of $3.5 million and warrants to purchase convertible preferred stock originally valued at $1.5 million. The effect of this restructuring was the realization of a capital loss of $13.4 million on the original investment in GenuTec Business Solutions, Inc.

In addition to the realized loss on GenuTec Business Solutions, Inc., we also recorded an unrealized loss on senior unsecured notes in Falcon Communications, Inc. ($9.5 million) and on senior secured notes and warrants to purchase common stock issued by Pulvermedia, Inc. ($10.6 million) in 2007. See “—Portfolio Grading.”

For the year 2007, we also recorded unrealized depreciation on our debt investments in Group 329, LLC, term B notes ($2.4 million) and Power Tools, Inc. ($1.8 million), as well as unrealized losses associated with our equity investments in TrueYou.com, Inc. ($1.3 million), The Endurance International Group, Inc. ($424,000),

and Fusionstorm, Inc. ($500,000), and net unrealized depreciation associated with several broadly syndicated loan investments ($2.5 million) based upon a review of the operating performance of these companies, as well as a consideration of other factors and conditions affecting these investments.

During the quarter ended March 31, 2008, we recorded unrealized depreciation on our debt investments in Group 329, LLC (d/b/a The CAPS Group) term A and B notes ($7.0 million) and WHITTMANHART, Inc. ($3.6 million), as well as unrealized depreciation on our investments in non-bilateral loans in an aggregate amount of approximately $10.3 million. We had additional net unrealized depreciation on other bilateral investments in the amount of approximately $1.5 million for the three months ended March 31, 2008, which we primarily attribute to changes in the current interest rate environment and the credit markets generally.

At December 31, 2006, we had investments in debt securities of, or loans to, 26 portfolio companies, with a fair value totaling approximately $315.8 million, and equity investments of approximately $10.4 million. The debt investments include approximately $6.2 million in accrued PIK interest which, as described in “— Overview” above, is added to the carrying value of our investments, reduced by repayments of principal.

At December 31, 2007, we had investments in debt securities of, or loans to, 30 companies, with a fair value totaling approximately $375.9 million, and equity investments with a fair value of approximately $9.5 million. At March 31, 2008, we had investments in debt securities of, or loans to, 29 companies, with a fair value totaling approximately $351.0 million, and equity investments with a fair value of approximately $10.3 million.

A reconciliation of the investment portfolio for three months ended March 31, 2008 and 2007 and the years ended December 31, 2007 and 2006 follows:

	March 31, 2008	March 31, 2007	December 31, 2007	December 31, 2006
	(dollars in millions)	(dollars in millions)	(dollars in millions)	(dollars in millions)
Beginning Investment Portfolio	$385.4	$326.2	$326.2	$211.4
Portfolio Investments Acquired	17.3	26.4	187.9	191.5
Debt repayments	(19.5)	(32.5)	(87.3)	(76.6)
Sales of securities	0.0	(0.4)	(4.7)	(3.5)
Payment in Kind	0.0	0.5	0.5	1.6
Original Issue Discount	0.5	0.4	1.6	0.9
Net Unrealized (Depreciation) Appreciation	(22.4)	(3.0)	(26.3)	0.3
Net Realized (Losses) Gains	0.0	(0.1)	(12.5)	0.6

Ending Investment Portfolio	$361.3	$317.5	$385.4	$326.2

The following table indicates the portfolio investment activity for the quarter ended March 31, 2008 and each quarter in the years ended December 31, 2007 and 2006:

	New Investments	Debt Repayments	Sales of Securities
	(dollars in millions)	(dollars in millions)	(dollars in millions)
Quarter ended
March 31, 2008	$17.3	$19.5	$0.0

December 31, 2007	43.9	17.2	4.1
September 30, 2007	66.8	6.4	0.0
June 30, 2007	50.8	31.2	0.2
March 31, 2007	26.4	32.5	0.4

Total	$187.9	$87.3	$4.7

December 31, 2006	57.0	25.1	2.3
September 30, 2006	47.6	40.6	1.1
June 30, 2006	36.9	6.3	0.0
March 31, 2006	50.0	4.6	0.1

Total	$191.5	$76.6	$3.5

The following table shows the fair value of our portfolio of investments by asset class as of March 31, 2008 and 2007, and as of December 31, 2007 and 2006:

	March 31, 2008		March 31, 2007		December 31, 2007		December 31, 2006
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in millions)		(dollars in millions)		(dollars in millions)		(dollars in millions)
Senior Secured Notes	$307.3	85.0%	$255.7	80.5%	$330.1	85.7%	$265.7	81.4%
Senior Unsecured Notes	31.7	8.8%	33.3	10.5%	32.5	8.4%	34.8	10.7%
Senior Subordinated Unsecured Notes	12.0	3.3%	13.9	4.4%	13.3	3.4%	14.1	4.3%
Subordinated Promissory Notes	—	—	1.2	0.4%	—	—%	1.2	0.4%
Preferred Stock	—	—	7.0	2.2%	—	—%	2.9	0.9%
Common Stock	6.0	1.7%	3.2	1.0%	6.0	1.6%	4.0	1.2%
Warrants	4.3	1.2%	3.2	1.0%	3.5	0.9%	3.5	1.1%

Total	$361.3	100.0%	$317.5	100.0%	$385.4	100.0%	$326.2	100.0%

The following table shows our portfolio of investments by industry at fair value, as of March 31, 2008 and 2007, and as of December 31, 2007 and 2006:

	March 31, 2008		March 31, 2007		December 31, 2007		December 31, 2006
	Investments at Fair Value	Investments of Fair Value	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
	(dollars in millions)		(dollars in millions)		(dollars in millions)		(dollars in millions)
Software	$55.6	15.4%	$45.7	14.4%	$57.0	14.8%	$43.1	13.3%
Satellite communications	32.7	9.0%	32.1	10.1%	35.2	9.1%	35.4	10.8%
IT value-added reseller	25.6	7.1%	29.2	9.2%	27.2	7.1%	29.4	9.0%
Digital imaging	25.3	7.0%	23.4	7.4%	34.1	8.8%	23.4	7.2%
Web-based services	25.1	7.0%	15.0	4.7%	15.0	3.9%	15.0	4.6%
IT consulting	24.7	6.8%	27.0	8.5%	27.5	7.1%	27.0	8.3%
Advertising	24.0	6.6%	25.0	7.9%	24.7	6.4%	0.0	0.0%
Enterprise software	22.7	6.3%	3.5	1.1%	22.0	5.7%	3.5	1.1%
Semiconductor capital equipment	21.5	6.0%	12.0	3.8%	23.6	6.1%	12.0	3.7%
Geospatial imaging	16.2	4.5%	13.0	4.1%	17.2	4.5%	13.0	4.0%
Digital media	14.1	3.9%	13.6	4.3%	14.4	3.7%	13.6	4.1%
Consumer electronics	13.9	3.9%	0.0	0.0%	17.0	4.4%	0.0	0.0%
Real estate	13.5	3.7%	0.0	0.0%	14.6	3.8%	0.0	0.0%
Telecommunications services	11.7	3.2%	0.0	0.0%	10.0	2.6%	0.0	0.0%
Scaffold rental	10.9	3.0%	0.0	0.0%	10.0	2.6%	0.0	0.0%
Virtual workforce services	10.7	3.0%	10.5	3.3%	10.6	2.8%	10.5	3.2%
Repackaging	9.3	2.6%	0.0	0.0%	9.5	2.5%	0.0	0.0%
Interactive voice messaging service	2.6	0.7%	11.8	3.8%	2.5	0.6%	14.9	4.6%
Education	1.2	0.3%	0.0	0.0%	1.4	0.4%	0.0	0.0%
Logistics technology	0.0	0.0%	16.9	5.3%	11.9	3.1%	17.4	5.3%
Web hosting	0.0	0.0%	25.5	8.0%	0.0	0.0%	25.2	7.7%
Internet business services	0.0	0.0%	12.0	3.8%	0.0	0.0%	12.0	3.7%
Internet service provider	0.0	0.0%	0.0	0.0%	0.0	0.0%	14.7	4.5%
Domain name registration	0.0	0.0%	0.0	0.0%	0.0	0.0%	10.0	3.0%
Information services	0.0	0.0%	0.0	0.0%	0.0	0.0%	5.0	1.5%
Medical services	0.0	0.0%	1.3	0.4%	0.0	0.0%	1.1	0.4%

	$361.3	100.0%	$317.5	100.0%	$385.4	100.0%	$326.2	100%

Since our inception in 2003, our portfolio has consisted primarily of senior loans to companies operating in the technology-related sector. We may also invest in publicly traded debt and/or equity securities or take controlling interests in portfolio companies in certain limited circumstances. We intend to continue to maintain a diverse portfolio; however, we have no policy with respect to the level of our diversification, and we do not intend to operate as a “diversified company” within the meaning of the 1940 Act.

On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. As of that date, we no longer maintain a policy to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies, although we have the flexibility to invest outside this sector.

We believe that we have a strong pipeline of potential transactions in various stages. We continue to work diligently toward the consummation of additional investments, and our management is actively involved in identifying and evaluating potential opportunities. However, there can be no assurance when or if these transactions will close. In addition, market factors may constrain our ability to raise additional debt or equity capital, which may limit our ability to make investments that otherwise meet our investment criteria.

PORTFOLIO GRADING

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. Equity securities are not graded. As of March 31, 2008 and 2007, and as of December 31, 2007 and 2006 our portfolio had a weighted average grade of 2.1, 2.2, 2.2 and 2.1, respectively, based upon the fair value of the debt investments in the portfolio.

At March 31, 2008 and 2007, and December 31, 2007 and 2006, our debt investment portfolio was graded as follows:

		March 31, 2008		March 31, 2007
Grade	Summary Description	Portfolio at Fair Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Trending ahead of expectations	$76.2	21.7%	$24.8	8.2%
2	Full repayment of principal and interest is expected	186.0	53.0%	206.0	67.7%
3	Requires closer monitoring, but full repayment of principal and interest is expected	85.2	24.3%	61.5	20.2%
4	Some reduction of interest income is expected, but no loss of principal is expected	—	0.0%	—	0.0%
5	Some loss of principal is expected	3.6	1.0%	11.8	3.9%

		$351.0	100.0%	$304.1	100.0%

	Summary Description	December 31, 2007		December 31, 2006
Grade		Portfolio at Fair Value	Percentage of Total Portfolio	Portfolio at Fair Value	Percentage of Total Portfolio
		(dollars in millions)		(dollars in millions)
1	Trending ahead of expectations	$47.5	12.6%	$34.7	11.0%
2	Full repayment of principal and interest is expected	227.0	60.4%	213.6	67.6%
3	Requires closer monitoring, but full repayment of principal and interest is expected	97.9	26.1%	67.5	21.4%
4	Some reduction of interest income is expected, but no loss of principal is expected	—	0.0%	—	0.0%
5	Some loss of principal is expected	3.5	0.9%	—	0.0%

		$375.9	100.0%	$315.8	100.0%

We expect that a portion of our investments will be in the Grades 3, 4 or 5 categories from time to time, and, as such, we will be required to work with troubled portfolio companies to improve their business and protect our investment. The number and amount of investments included in Grade 3, 4 or 5 may fluctuate on a quarterly basis.

In 2007, we experienced significant losses on three of our portfolio investments. We recorded a realized loss of $13.4 million on our original investment in senior secured notes of GenuTec Business Solutions, Inc., (“GenuTec”), as well as an unrealized loss of $1.5 million on convertible preferred stock. We recorded an unrealized loss of $9.5 million on senior unsecured notes in Falcon Communications, Inc. (“Falcon”). We also recorded a total unrealized loss of $10.6 million on senior secured notes and warrants to purchase common stock issued by Pulvermedia, Inc. (“Pulvermedia”).

As of December 31, 2006, the original GenuTec notes were assigned a “Grade 3” rating, which indicated that closer monitoring was required, but full repayment of principal and interest was expected. Effective February 27, 2007, GenuTec completed a restructuring of its capital structure, whereby $5.15 million of its debt, including accrued interest, held by another institutional investor was converted to convertible preferred stock. As a result, we are the only remaining senior noteholder for GenuTec. In connection with this restructuring, we agreed to cancel our warrants to purchase common stock, to provide additional senior notes of up to $2.0 million, to reduce the interest rate on the senior secured notes to 10.46%, and to convert the cash interest payments to PIK for the next four quarters. As of March 31, 2007, we determined that our investment in GenuTec presented a risk of loss for some portion of the principal amount outstanding and downgraded our investment from a 3 to a 5 rating, and the PIK interest on the investment was placed on non-accrual status as of March 31, 2007.

As of April 23, 2007, the full amount of the additional senior notes had been drawn down. GenuTec also made changes in its management team and its board of directors. As of June 30, 2007, an unrealized loss of $9.9 million of the principal amount of the investment was recorded, based primarily on the company’s failure to make significant progress on improving its financial condition, including its inability to raise additional capital. Through September 30, 2007, GenuTec failed to meet revised revenue and cash flow estimates and, as a result, we recorded an additional write-down of approximately $4.0 million as of the end of the third quarter of 2007. On November 6, 2007 we converted $15.2 million of our senior secured notes (which includes PIK interest through the date of closing) of GenuTec, into newly issued shares of Series C convertible preferred stock. We will retain $3.5 million in principal amount of senior secured notes, which are non-interest bearing until November 2009, and thereafter bear interest at 10.0%. As a result of the latest restructuring, we recorded a realized loss of $13.4 million on our investment in the fourth quarter of 2007.

As of March 31, 2007, we determined that our investment in Falcon required closer monitoring and we downgraded the investment from a 2 to a 3 rating. We recorded a write-down of $1.5 million of the principal amount of our debt investment as of March 31, 2007. These changes reflected concerns regarding the stability of the company’s revenue stream given a deterioration in demand for its services. As of June 30, 2007, given a continued deterioration of the company’s revenue base, we recorded an additional write-down of $1.0 million on our debt investment in Falcon. Through September 30, 2007, the company failed to meet expected revenue and cash flow estimates and failed to obtain a significant government contract as was previously expected. As a result, we downgraded our investment in Falcon from a 3 to a 5 rating, and the cash interest on the investment was placed on non-accrual status as of September 30, 2007. Given the continued deterioration of the company’s financial condition and future prospects, we recorded an additional write-down of $7.0 million as of the end of the third quarter of 2007.

During the first quarter of 2008, Pulvermedia indicated that it was projecting a sudden and dramatic decline in projected revenues and earnings for the year. Based upon the review of the company’s financial projections and operating cashflow forecasts, we determined that the debt investment warranted a complete write-down of $10.3 million and the carrying value of the associated warrants were written-off in the amount of $300,000, as of December 31, 2007. The investment was assigned a credit rating of Grade 5 and was placed on non-accrual status as of December 31, 2007. In the first quarter of 2008, we recovered $1.7 million from Pulvermedia; the cost basis of the investment was reduced by this amount.

As of March 31, 2008, we determined that our investment in WHITTMANHART, Inc. (“WHITTMANHART”) senior secured notes required closer monitoring and downgraded this investment from a 2 to a 3 rating. Our total investment in WHITTMANHART consists of principal amount of $12.0 million in senior secured notes which bear interest at 11.58%, and warrants which are carried at no value. We adjusted the fair value of the debt investment to $8.4 million based upon a combination of a deteriorating credit profile and widening credit spreads in the market. WHITTMANHART is a consulting agency providing integrated solutions in digital communications, process improvement and enabling technologies.

As of March 31, 2008 we also determined that our investment in Group 329, LLC (d/b/a “The CAPS Group”), due to further credit deterioration and widening interest rate spreads, warranted a markdown of approximately $5.8 million on the term B notes and approximately $1.2 million on the term A notes; the term B notes had previously been marked down by $2.5 million as of December 31, 2007. We continue to consider the investment credit rating to be 3. The CAPS Group provides digital and other graphic arts and pre-press services to ad agencies, publishers, and corporate clients. Our total investment in The CAPS Group consists of a principal amount of $23.0 million ($10.3 million term A notes, and $12.7 million term B notes). The term A notes are currently amortizing, and the term B notes commence amortization payments in February 2011. Based upon a current interest rate of 11.89% the term A notes are considered to be fairly valued at $9.0 million, and the term B notes, currently bearing 12.39%, are considered fairly valued at $4.5 million.

Based primarily upon our consideration of the overall widening of interest rate spreads in the bilateral loan market, as of March 31, 2008 we recorded net unrealized depreciation on our other bilateral investments, in the aggregate, of approximately $3.2 million in addition to the amounts described above.

We consider the indicative quotes provided by agent banks in determining the fair value of our non-bilateral investments, as well as other analytical procedures and the good faith judgment of the Board. Based upon these fair value determinations as of March 31, 2008, we recorded net unrealized depreciation of $10.3 million for the quarter, in the aggregate, on the non-bilateral portfolio. See “Note 3. Investment Valuation” included in the notes to our unaudited financial statements for the quarter ended March 31, 2008 set forth in this prospectus.

As noted above, we are monitoring these investments closely and expect TICC Management to devote additional resources to such efforts going forward.

RESULTS OF OPERATIONS

Set forth below is a comparison of our results of operations for the three months ended March 31, 2008 and 2007, and years ended December 31, 2007, 2006 and 2005.

Comparison of the three months ended March 31, 2008 and March 31, 2007

Investment Income

Investment income for the three months ended March 31, 2008 was approximately $11.5 million compared to approximately $9.9 million for the three months ended March 31, 2007. This increase resulted primarily from our portfolio investing activities throughout 2007 and through the first quarter of 2008, as the principal amount of the debt investment portfolio increased from $315.6 million to $409.0 million.

For the quarter ended March 31, 2008 investment income consisted of approximately $10.7 million in cash interest from portfolio investments, approximately $529,000 in amortization of original issue discount and approximately $56,000 in cash interest from cash and cash equivalents. There was no interest income attributable to PIK during the quarter ended March 31, 2008.

For the quarter ended March 31, 2007, investment income consisted of approximately $8.7 million in cash interest from portfolio investments, approximately $351,000 in PIK interest from two investments, approximately $426,000 in amortization of original issue discount and approximately $122,000 in cash interest from cash and cash equivalents.

As of March 31, 2008, our debt investments had stated interest rates of between 6.21% and 15.48% (excluding GenuTec) and maturity dates of between 4 and 80 months. In addition, our total portfolio had a weighted average yield of approximately 10.5% compared to 12.0% as of March 31, 2007.

For the quarter ended March 31, 2008, other income of approximately $0.2 million was recorded, consisting primarily of non-recurring amendment fees earned in connection with existing portfolio investments, compared to other income of approximately $0.3 million for the same period in 2007.

Operating Expenses

Operating expenses for the quarter ended March 31, 2008 were approximately $5.2 million. This amount consisted of investment advisory fees, interest expense, professional fees, compensation expense and general and administrative expenses. Operating expenses increased approximately $1.9 million compared to the quarter ended March 31, 2007, attributable primarily to an increase of approximately $1.1 million in interest expense, an increase of approximately $538,000 in investment advisory fees and greater general and administrative expenses of approximately $224,000. Operating expenses for the quarter ended March 31, 2007 were approximately $3.3 million.

The investment advisory fee for the first quarter of 2008 was approximately $2.2 million, representing the base fee for the period as provided for in the investment advisory agreement as well as incentive fees earned of approximately $208,000. The investment advisory fee in the comparable period in 2007 was approximately $1.6 million which includes incentive fees of approximately $12,000. The increase of approximately $538,000 is due to an increase in average gross assets and the increase in pre-incentive fee net investment income compared to the incentive fee hurdle. At each of March 31, 2008 and March 31, 2007, respectively, approximately $2.2 million and $1.6 million of investment advisory fees remained payable to TICC Management.

Interest expense was approximately $2.1 million for the quarter ended March 31, 2008 compared to approximately $1.0 million for the same quarter in the prior year, as a result of the higher level of borrowings outstanding under our credit facility during the first quarter of 2008. The average interest rate on the amounts borrowed was approximately 4.77% as of March 31, 2008 compared with 7.69% as of the comparable period in

2007. At March 31, 2008, approximately $225,000 of interest expense under our credit facility remained payable. Approximately $108.0 million was outstanding under the credit facility as of May 14, 2008, compared to $141.3 million as of March 31, 2008 and $56.5 million as of March 31, 2007.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $350,000 for the quarter ended March 31, 2008, compared to approximately $251,000 for the quarter ended March 31, 2007. Greater legal costs of approximately $68,000 and increased valuation fees of approximately $53,000 were incurred during the quarter ended March 31, 2008, which were partially offset by lower audit and consultation fees.

Compensation expenses were approximately $222,000 for the quarter ended March 31, 2008, compared to approximately $200,000 for the quarter ending March 31, 2007, reflecting the allocation of compensation expenses for the services of our Chief Financial Officer, our Controller, and other administrative support personnel. The increase of approximately $22,000 from 2007 reflects a higher accrual of salaries and estimated bonuses. At March 31, 2008 and March 31, 2007, respectively, approximately $102,000 and $94,000 of compensation expenses remained payable.

General and administrative expenses, consisting primarily of directors’ fees, insurance, transfer agent and custodian fees, office supplies, facilities costs and other expenses, were approximately $396,000 for the three months ended March 31, 2008 compared to approximately $172,000 for the same period in 2007. This increase was primarily a result of greater bank fees of approximately $164,000 associated with our senior secured revolving credit facility. Office supplies, facilities costs and other expenses are allocated to us under the terms of the administration agreement with BDC Partners.

Realized and Unrealized Gains/Losses on Investments

For the quarter ended March 31, 2008, we had net realized losses on investments of approximately $34,000 associated with the sale of $2.0 million of our investment in Iridium Satellite, LLC first lien senior secured tranche B notes. For the three months ended March 31, 2007, we had net realized losses of approximately $143,000.

During the quarter ended March 31, 2008, we recorded net unrealized depreciation on investments of approximately $22.4 million, largely due to write-downs of our debt investments in The CAPS Group term A and B notes ($7.0 million) and WHITTMANHART, Inc. ($3.6 million). We also recorded unrealized depreciation on our non-bilateral investments of approximately $10.3 million for the quarter ended March 31, 2008 as a result of changes in the current interest rate environment and the credit markets generally. In addition, we experienced unrealized depreciation on other bilateral investments in an aggregate amount of approximately $1.5 million. This was comprised largely of unrealized appreciation of approximately $4.6 million, which included the recovery of $1.7 million from Pulvermedia, Inc. which was placed on non-accrual status as of December 31, 2007. (The recovery of approximately $1.7 million resulted in a cost reduction in the investment and an unrealized gain of the same amount.) Additionally, we had unrealized appreciation on our debt investment in Algorithmic Implementations, Inc. of approximately $1.7 million. We also had unrealized appreciation on other investments in the amount of approximately $1.2 million for the three months ended March 31, 2008. The unrealized appreciation was offset by unrealized depreciation of $6.1 million across several other bilateral investments. For the three months ended March 31, 2007, we had net unrealized depreciation of approximately $3.0 million.

Please see “—Portfolio Grading” above for more information.

Net (Decrease) Increase in Net Assets Resulting from Operations

The Company had a net decrease in net assets resulting from operations of approximately $16.2 million for the quarter ended March 31, 2008 compared to a net increase of approximately $3.5 million for the comparable period in 2007. This decrease was directly attributable to increased net unrealized depreciation on investments.

Based on a weighted-average of 21,565,172 shares outstanding (basic and diluted), the net decrease in net assets resulting from operations per common share for the quarter ended March 31, 2008 was approximately ($0.75) for basic and diluted, compared to a net increase in net assets of approximately $0.18 per share for the same period in 2007.

Comparison of the years ended December 31, 2007 and December 31, 2006

Investment Income

As of December 31, 2007, our debt investment had stated interest rates between 8.35% and 15.48% and maturity dates of between 7 and 83 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 11.3%, compared to 12.8% as of December 31, 2006.

Investment income for the year ended December 31, 2007, was approximately $43.8 million compared to approximately $35.9 million for the period ended December 31, 2006. The increase resulted primarily from our portfolio investing activities throughout 2007, as the principal amount of the debt investment portfolio increased from approximately $315.8 million to approximately $409.3 million. For the year ended December 31, 2007, investment income consisted of approximately $39.1 million from portfolio investments, approximately $0.7 million from cash and cash equivalents, approximately $0.5 million in PIK interest from two of our investments, and amortization of original issue discount of approximately $1.6 million.

For the year ended December 31, 2007, other income of approximately $2.0 million was recorded, consisting primarily of non-recurring origination fees earned in connection with the initiation of new investments, compared to approximately $3.7 million in 2006. This decrease primarily resulted from an increase in our investments in broadly syndicated loans, for which we typically do not receive origination fees.

Operating Expenses

Operating expenses for the year ended December 31, 2007, were approximately $16.6 million. This amount consisted primarily of investment advisory fees, compensation expenses, professional fees, interest expense, directors’ fees and general and administrative expenses. This was an increase of approximately $6.1 million from the period ended December 31, 2006, which was primarily attributable to an increase in interest expense of approximately $4.4 million which was directly related to amounts drawn during 2007 under our existing credit facility and an increase in investment advisory fees of approximately $1.2 million resulting from the increase in gross assets during the year ended December 31, 2007. Our operating expenses for the period ended December 31, 2006 were approximately $10.5 million.

The investment advisory fee for fiscal 2007 was approximately $7.5 million, representing primarily the base fee as provided for in the Investment Advisory Agreement, as well as an investment income incentive fee of approximately $255,000. The investment advisory fee in 2006 was approximately $6.2 million, which consisted of the base fee as well as an income incentive fee of approximately $331,000.

Compensation expenses were approximately $898,000 for the year ended December 31, 2007, compared to approximately $712,000 for the period ending December 31, 2006, reflecting primarily the allocation of compensation expenses for the services of our Chief Financial Officer, Controller, and other administrative support personnel. The increase of approximately $186,000 from 2006 reflects the impact of greater costs associated with an increase in base salaries and bonuses. At December 31, 2007 and 2006, respectively, no compensation expenses remained payable to BDC Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.0 million for the year ended December 31, 2007, compared to approximately $1.1 million for the year ended December 31, 2006. The decrease is directly attributable to lower fees associated with the number of quarterly independent valuation reviews by a third party valuation firm during 2007.

Interest expense for the year ended December 31, 2007, was approximately $6.3 million, compared to approximately $1.9 million for the year ended December 31, 2006. This increase of approximately $4.4 million was attributable to the higher level of borrowings under our credit facility throughout the year ended December 31, 2007.

General and administrative expenses, consisting primarily of bank fees, as well as office supplies, facilities costs and other expenses, were approximately $614,000 in 2007 compared to approximately $281,000 in 2006. The increase is primarily related to greater costs related to bank fees, listing fees and printing costs incurred during 2007. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement with BDC Partners.

Realized Losses on Investments

For the year ended December 31, 2007, we had net realized losses on investments of approximately $12.6 million resulting primarily from the realized loss of approximately $13.4 million associated with the restructured investment in senior secured notes issued by GenuTec Business Solutions, Inc., an existing portfolio investment. Under the terms of this restructuring, the cost value of the previously existing senior secured notes of approximately $13.4 million was written-off as a result of the restructuring. This realized loss was partially offset by realized gains of approximately $627,000 relating to the redemption of our investment in preferred and common stock issued by 3001, Inc. an existing portfolio investment, as well as realized gains of approximately $226,000 due to the repayment of the Endurance International Group, Inc. notes. For the year ended December 31, 2006, we had net realized gains on our investments of approximately $586,000.

Unrealized Depreciation on Investments

For the year ended December 31, 2007, we had net unrealized depreciation on our investments of approximately $26.3 million, primarily with respect to our debt investments in Falcon Communications, Inc. ($9.5 million), Pulvermedia, LLC ($10.3 million), Group 329, LLC, term B notes ($2.4 million) and Power Tools, Inc. ($1.8 million), unrealized losses associated with our equity investments primarily in TrueYou.com, Inc. ($1.3 million), The Endurance International Group, Inc. ($424,000), Fusionstorm, Inc. ($500,000) and Pulvermedia, LLC ($300,000) and net unrealized depreciation associated with several broadly syndicated loan investments ($2.5 million) based upon a review of the operating performance of these companies, as well as a consideration of other factors and conditions affecting these investments. These decreases were partially offset by unrealized appreciation primarily resulting from our equity investment in Ai Squared ($3.0 million) and Segovia, Inc. ($1.1 million). Net unrealized appreciation on our investments for the year ended December 31, 2006 was approximately $344,000. See “—Portfolio Grading” above.

Net Decrease in Net Assets from Operations

We had a net decrease in net assets resulting from operations of approximately $11.6 million for the year ended December 31, 2007, compared to a net increase in net assets of approximately $26.3 million in 2006.

Based on a weighted-average of 20,546,307 shares outstanding (basic and diluted), our net decrease in net assets from operations per common share for the year ended December 31, 2007, was approximately $0.57 for basic and diluted earnings, compared to an increase of $1.35 per share in 2006.

Comparison of the years ended December 31, 2006 and December 31, 2005

Investment Income

As of December 31, 2006, our debt investments had stated interest rates of between 9.63% and 15.50% and maturity dates of between 15 and 81 months. In addition, our total portfolio had a weighted average yield on debt investments of approximately 12.8%, compared to 10.9% as of December 31, 2005. In addition to cash interest, our loans may carry a provision for deferral of some or all of the interest payments, which is added to the principal amount of the loan.

Investment income for the year ended December 31, 2006, was approximately $35.9 million compared to approximately $21.8 million for the period ended December 31, 2005. The increase resulted primarily from our portfolio investing activities throughout 2006, as the debt investment portfolio increased from approximately $203.8 million to approximately $315.8 million. For the year ended December 31, 2006, investment income consisted of approximately $29.0 million from portfolio investments, approximately $0.7 million from cash and cash equivalents, approximately $1.6 million in PIK interest from three of our debt investments, and amortization of original issue discount of approximately $0.9 million. For the year ended December 31, 2005 investment income consisted of approximately $13.4 million from portfolio investments, approximately $1.0 million from cash and cash equivalents, approximately $3.8 million in PIK interest, and amortization of original issue discount of approximately $0.4 million.

For the year ended December 31, 2006, other income of approximately $3.7 million was recorded, consisting primarily of non-recurring origination fees earned in connection with the initiation of new investments, compared to similar fee income of approximately $3.6 million in 2005.

Operating Expenses

Operating expenses for the year ended December 31, 2006, were approximately $10.5 million. This amount consisted primarily of investment advisory fees, compensation expenses, professional fees, interest expense, directors’ fees and general and administrative expenses. This was an increase of approximately $3.1 million from the period ended December 31, 2005, which was attributable primarily to an increase in investment advisory fees of approximately $1.9 million resulting from the increase in gross assets and increased interest expense of approximately $1.3 million during the year ended December 31, 2006. Our operating expenses for the period ended December 31, 2005 were approximately $7.4 million.

The investment advisory fee for fiscal 2006 was approximately $6.2 million, representing primarily the base fee as provided for in the Investment Advisory Agreement, as well as an investment income incentive fee of approximately $331,000. The investment advisory fee in 2005 was approximately $4.3 million, which consisted of the base fee as well as an income incentive fee of approximately $148,000 and a capital gain incentive fee of approximately $299,000. At December 31, 2006 and 2005, respectively, approximately $2.0 million and approximately $1.5 million of investment advisory fees remained payable to TICC Management.

Compensation expenses were approximately $712,000 for the year ended December 31, 2006, compared to approximately $725,000 for the period ending December 31, 2005, reflecting primarily the allocation of compensation expenses for the services of our Chief Financial Officer, Controller, and other administrative support personnel. The slight decrease of approximately $13,000 from 2005 reflects the impact of lower costs associated with bonuses partially offset by an increase in base salaries. At December 31, 2006 and 2005, respectively, no compensation expenses remained payable to BDC Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $1.1 million for the year ended December 31, 2006, compared to approximately $1.1 million for the year ended December 31, 2005. Decreased legal costs were largely offset by increased fees associated with the number of quarterly independent valuation reviews by a third party valuation firm during 2006.

Interest expense for the year ended December 31, 2006, was approximately $1.9 million, which was directly related to our drawdowns under our credit facility throughout the year. Interest expense for the year ended 2005 was approximately $547,000; the increase is attributable to the higher level of borrowing throughout the year ended December 31, 2006.

General and administrative expenses, consisting primarily of bank fees, as well as office supplies, facilities costs and other expenses, were approximately $281,000 in 2006 compared to approximately $368,000 in 2005. The decrease is primarily related to lower bank fees as well as decreased printing and listing costs incurred during 2006. Office supplies, facilities costs and other expenses are allocated to us under the terms of the Administration Agreement with BDC Partners.

Realized Gains on Investments

For the year ended December 31, 2006, we had net realized gains on investments of approximately $586,000 resulting primarily from contingency payouts of approximately $723,000 relating to the sale of Innovation Interactive, LLC in 2005 and realized gains of approximately $60,000 due to the repayment of the Climax Group’s notes which were partially offset by the loss of approximately $240,000 on the surrender of warrants in DirectRevenue in connection with the early repayment of its outstanding notes. For the year ended December 31, 2005, we had net realized gains on our investments of approximately $1.7 million.

Unrealized Appreciation on Investments

For the year ended December 31, 2006, we had net unrealized appreciation on our investments of approximately $344,000, primarily with respect to our equity investments in AVIEL Systems, Inc. ($900,000), Network Solutions, LLC ($106,000), reversal of the previously recorded unrealized loss on the DirectRevenue warrants ($240,000) and unrealized appreciation associated with several other investments ($203,000.) These increases were partially offset by unrealized depreciation associated with our equity investments in StayOnline, Inc. ($361,000), Segovia, Inc. ($340,000), The CAPS Group ($200,000), GenuTec ($91,000), and Willow CSN Incorporated ($75,000) and unrealized depreciation associated with several broadly syndicated loan investments ($39,000). Net unrealized appreciation on our investments for the year ended December 31, 2005 was approximately $180,000.

Net Increase in Net Assets from Operations

We had a net increase in net assets resulting from operations of approximately $26.3 million for the year ended December 31, 2006, compared to a net increase in net assets of approximately $16.3 million in 2005. Based on a weighted-average of 19,491,588 shares outstanding (basic and diluted), our net increase in net assets from operations per common share for the year ended December 31, 2006, was approximately $1.35 for basic and diluted earnings, compared to $1.21 per share in 2005.

LIQUIDITY AND CAPITAL RESOURCES

On November 26, 2003, we closed our initial public offering and sold 8,695,653 shares of common stock at a price to the public of $15.00 per share, less an underwriting discount of $1.05 per share and offering expenses of approximately $954,000. On December 10, 2003, we issued an additional 1,304,347 shares of our common stock at the same price pursuant to the underwriters’ over-allotment. The total net proceeds to us from the initial public offering, including the exercise of the over-allotment, were approximately $138.5 million.

We raised net proceeds of approximately $41.5 million from a rights offering which closed in January 2005. Under the terms of the offering, each stockholder of record on December 29, 2004 was entitled to purchase an additional share of stock for each three shares of stock owned on that date. Pursuant to the rights offering, we issued 3,115,666 shares at a price of $14.029 per share.

In December 2005, we raised $78.8 million, net of underwriting commission and expenses, in a follow-on stock offering, in which we sold 5,750,000 shares (including the underwriters’ over-allotment) at $14.50 per share. Net proceeds from the follow-on offering were used to repay the credit facility drawdowns, and provide additional funds for investment purposes.

On July 13, 2007, we closed a follow on public offering of our common stock. In connection with the closing, the underwriters exercised their over-allotment option and purchased an additional 187,500 shares, resulting in a total sale of 1,437,500 shares of our common stock. We raised approximately $21.6 million in net proceeds in this offering, after deducting underwriting discounts and offering expenses. Subsequently, we used the net proceeds received in this offering to repay indebtedness owed under our current revolving credit facility.

During the three months ended March 31, 2008, cash and cash equivalents increased from approximately $7.9 million at the beginning of the period to approximately $14.1 million at the end of the period. Net cash used by operating activities for the period, consisting primarily of the items described in “—Results of Operations,” was approximately $8.1 million, largely reflecting principal repayments of approximately $19.5 million, net investment income and the net change in unrealized appreciation/depreciation partially offset by new investments of approximately $17.3 million. During the period, net cash used in financing activities was approximately $1.9 million, reflecting the distribution of dividends of approximately $6.8 million and approximately $5.5 million for the repayment of amounts borrowed under our current revolving credit facility, partially offset by amounts borrowed under the credit facility of approximately $10.3 million.

During the year ended December 31, 2007, cash and cash equivalents increased from approximately $5.2 million at the beginning of the period to approximately $7.9 million at the end of the period. Net cash used by operating activities for the year ended December 31, 2007, consisting primarily of the items described in “—Results of Operations,” was approximately $70.5 million, largely reflecting new investments of approximately $188.0 million partially offset by principal repayments of approximately $87.6 million and net investment income of $27.2 million. During the period, net cash provided by financing activities was approximately $73.3 million, reflecting a net increase in cash borrowed under our revolving credit facility ($78.0 million) and proceeds from the issuance of common stock ($22 million), partially offset by approximately $26.3 million for the payment of dividends.

During the year ended December 31, 2006, cash and cash equivalents decreased from approximately $55.8 million at the beginning of the period to approximately $5.2 million at the end of the period. Net cash used by operating activities for the year ended December 31, 2006, consisting primarily of the items described in “—Results of Operations,” was approximately $88.3 million, largely reflecting new investments of approximately $191.0 million partially offset by principal repayments of approximately $76.6 million and net investment income of $25.4 million. During the period, net cash provided by financing activities was approximately $37.6 million, reflecting a net increase in cash borrowed under our revolving credit facility of approximately $58.5 million, partially offset by approximately $20.9 million for the payment of dividends.

As a business development company, we have an ongoing need to raise additional capital for investment purposes. As a result, we expect from time to time to access the debt and/or equity markets when we believe it is necessary and appropriate to do so. As of January 31, 2008, we amended our credit facility to extend the termination date to January 2009, to remove Commerzbank as a lender and to reduce our credit facility to $150.0 million. RBC and BB&T remain lenders under our credit facility with a commitment of $75.0 million each. We have drawn approximately $141.3 million under this facility as of March 31, 2008. As of May 14, 2008, we had approximately $108.0 million outstanding under our credit facility. If we are unable to extend and/or expand the credit facility or raise equity capital, including through this offering, our ability to continue to grow the business will be substantially impacted.

Current Market Conditions

The debt and equity capital markets in the United States have been impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. The debt capital that will be available to us may be at a higher cost, and terms and conditions may be less favorable which could negatively effect our financial performance and results.

Contractual Obligations

The following table shows our significant contractual obligations for the repayment of outstanding borrowings under our senior secured revolving credit facility as of March 31, 2008.

	Payments Due By Year (dollars in millions)
	Total	2008	2009
Senior Secured Revolving Credit Facility (1)	$141.3	$—	$141.3

(1)	At March 31, 2008, approximately $8.7 million remained unused under our senior secured revolving credit facility. Our current credit facility, as amended, terminates in January 2009.

In addition, we have certain obligations with respect to the investment advisory and administration services we receive. See “—Overview”. We incurred approximately $7.5 million for investment advisory services and approximately $0.3 million for administrative services for the year ended December 31, 2007. As of December 31, 2007, we had issued outstanding commitments to purchase additional debt investments and/or warrants, contingent upon meeting agreed-upon financial milestones, to Empire Scaffold, LLC ($3.0 million) and Box Services, LLC ($1.4 million). We incurred approximately $2.2 million for investment advisory services and $0.4 million for administrative services for the three months ended March 31, 2008.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices. However, as of March 31, 2008, we had unused commitments to extend credit to our existing portfolio companies of approximately $2.0 million, which are not reflected on our balance sheet.

Borrowings

At March 31, 2008 and 2007, and December 31, 2007 and 2006, we had outstanding borrowings of approximately $141.3 million, $56.5 million, $136.5 million and $58.5 respectively. We had no outstanding borrowings as of December 31, 2005 and December 31, 2004. We had no outstanding credit facility as of December 31, 2004. The following table shows the facility amounts and outstanding borrowings at March 31, 2008 and 2007, and December 31, 2007 and 2006:

	March 31, 2008 (dollars in millions)		March 31, 2007 (dollars in millions)		December 31, 2007 (dollars in millions)		December 31, 2006 (dollars in millions)
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Senior Secured Revolving Credit Facility	$150.0	$141.3	$100.0	$56.5	$180.0	$136.5	$100.0	$58.5

On May 18, 2005, we entered into an uncommitted $35 million senior secured revolving credit facility (the “Credit Facility”) with Bayerishe Hypo-Und Vereinsbank AG (“HVB”), as administrative agent and lender. On October 13, 2005, we entered into an agreement amending the Credit Facility to increase the Credit Facility from $35 million to $100 million through February 2006, with RBC as an additional lender under the amended Credit Facility. Effective February 16, 2006, we entered into an agreement pursuant to which RBC replaced HVB as administrative agent under our Credit Facility. Concurrent with its appointment, RBC agreed to make $40 million available under the Credit Facility.

On April 11, 2006, we entered into an amended and restated Credit Facility, with RBC as an agent and a lender, and BB&T as an additional lender. Under the amended and restated Credit Facility, the amount of our Credit Facility was increased to $100 million, with each lender providing $50 million under the facility. The Credit Facility supplements our equity capital and provides funding for additional portfolio investments, as well as general corporate matters. On May 7, 2007, the Credit Facility was amended to increase the amount available to $150 million. On June 27, 2007, the Credit Facility was further amended to increase the Credit Facility to $180 million and to add Commerzbank AG (“Commerzbank”) as an additional lender.

Pursuant to further amendment entered into on January 31, 2008, Commerzbank was removed as a lender and the Credit Facility was decreased to $150 million. As of May 14, 2008, we had approximately $108.0 million outstanding under the Credit Facility. All amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the Credit Facility has a termination date of January 29, 2009.

Under the Credit Facility we must satisfy, monthly, several portfolio covenant requirements including minimum market value, weighted average maturity, and average weighted coupon rate on all secured transaction assets, as well as limitations on the principal amounts of eligible transaction assets. In addition, we must comply with other general covenants including indebtedness, liens and pledges, restricted payments, mergers and consolidations and transactions with affiliates.

Distributions

In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses to our stockholders on an annual basis.

Management determined that a tax return of capital occurred with respect to the fiscal year ended December 31, 2004. Specifically, management determined that the dividend we distributed on December 31, 2004, resulted in a tax return of capital to our shareholders. A written statement identifying the source of the dividend (i.e., net income from operations, accumulated undistributed net profits from the sale of securities, and/or paid-in-capital surplus) accompanied our fourth quarter dividend payment to our shareholders.

During the year ended December 31, 2007 we made distributions in excess of our earnings of approximately $0.02 per share. For tax purposes, distributions for 2007 were funded from undistributed net investment income and realized capital gains from 2006, as well as current net investment income and realized capital gains, and included a tax return of capital. A written statement identifying the source of dividends for the year was posted on our website. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage requirements applicable to us as a business development company under the 1940 Act. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. We cannot assure shareholders that they will receive any distributions.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a dividend payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2008
May 1, 2008	June 16, 2008	June 30, 2008	$0.30
March 11, 2008	March 21, 2008	March 31, 2008	0.36	(1)

			0.66

Fiscal 2007
October 25, 2007	December 10, 2007	December 31, 2007	0.36
July 26, 2007	September 7, 2007	September 28, 2007	0.36
April 30, 2007	June 8, 2007	June 29, 2007	0.36
February 27, 2007	March 9, 2007	March 30, 2007	0.36

Total (2007)			1.44	(2)

Fiscal 2006
December 20, 2006	December 29, 2006	January 17, 2007	0.12
October 26, 2006	December 8, 2006	December 29, 2006	0.34
July 26, 2006	September 8, 2006	September 29, 2006	0.32
April 26, 2006	June 9, 2006	June 30, 2006	0.30
February 9, 2006	March 10, 2006	March 31, 2006	0.30

Total (2006)			1.38

Fiscal 2005
December 7, 2005	December 30, 2005	January 18, 2006	0.12
October 27, 2005	December 9, 2005	December 30, 2005	0.30
July 27, 2005	September 10, 2005	September 30, 2005	0.25
April 27, 2005	June 10, 2005	June 30, 2005	0.20
February 9, 2005	March 10, 2005	March 31, 2005	0.14

Total (2005)			1.01

Fiscal 2004
October 27, 2004	December 10, 2004	December 31, 2004	0.11
July 28, 2004	September 10, 2004	September 30, 2004	0.11
May 5, 2004	June 10, 2004	June 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10

Total (2004)			0.43	(3)

Total Distributions:			$4.92	(4)

(1)

On March 31, 2008, the Company paid a dividend of $0.36 per share. For tax purposes, we expect that dividends for the fiscal year ended December 31, 2008 will be funded primarily from net investment income. However, for the three months ended March 31, 2008, the Company had net investment income of approximately $0.29 per share, compared to aggregate distributions to stockholders of approximately $0.36 per share during the period. Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2008, approximately $0.07 per share of the Company’s distributions would have been characterized as a tax return of capital to the Company’s stockholders.

(2)	Includes a return of capital of approximately $0.02 per share for tax purposes.
(3)	Includes a return of capital of approximately $0.10 per share for tax purposes.
(4)	We did not declare a dividend for the period ended December 31, 2003.

Related Parties

We have a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement.

•

Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Mr. Conroy serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in, or otherwise knowingly doing business with, any company in which any fund or other client account managed by Royce & Associates, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client.

Both we and T2 Income Fund Limited have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us or T2 Income Fund Limited and a prospective portfolio company. Our general policy is to allocate bilateral US-based opportunities to TICC and bilateral non-US opportunities to T2 Income Fund Limited; provided, that in instances involving bilateral investment opportunities where there is a significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for business development companies under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to T2 Income Fund Limited.

In those instances where purchases of syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) are determined to meet the investment criteria of both TICC and T2 Income Fund Limited, those purchases will be allocated on a pro rata basis between TICC and T2 Income Fund Limited based on order size as determined collectively by each fund’s investment adviser. In instances where both TICC and T2 Income Fund Limited desire to sell the same position at the same time, sales will likewise be allocated on a pro rata basis based on order size. All such allocations shall only be made, however, to the extent consistent with current interpretations of law applicable to such investments. Further, to the extent pro rata allocations in accordance herewith would cause either TICC or T2 Income Fund Limited to violate any statutory, regulatory or pre-existing contractual provisions to which it is subject, then such allocations will be made on as near a pro rata basis as is practicable without violating such statutory, regulatory or pre-existing contractual provisions. In those instances where either T2 Income Fund Limited or TICC is unable to make a particular investment by reason of law, regulation, statute or pre-existing contractual agreement, that opportunity shall be made available to the other entity.

In addition, we have adopted a formal Code of Ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Finally, we pay BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified our investment valuation policy as a critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We have adopted the provisions of SFAS 157 as of January 1, 2008.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

Bilateral investments are debt and equity investments which are generally directly negotiated with a portfolio company and which do not have bid/ask quotations provided by an agent bank. We determine the fair value of bilateral investments by reference to the market in which we source and execute these bilateral investments. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a bilateral security would be the hypothetical price that a market participant would pay for the investment, using a set of assumptions that are aligned with the criteria that we would use in originating an investment in this market, including credit quality, interest rate, maturity date and overall yield, and considering the prevailing returns available in this market. In general, we consider enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. We also consider the specific covenants and provisions of each investment which may enable us to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are also analyzed; material deterioration of these metrics may indicate that a discount should be applied to the investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than required for such a profile under current market conditions.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results, as well as the nature and value of collateral, if any. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or if the estimation of exit price indicates a reduction in fair value. We will record unrealized appreciation if we believe that the debt or equity investment has appreciated in value based upon our analysis of exit price as described above. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our process for determining the fair value of non-bilateral loans involves reviewing the indicative bids provided by the agent banks that make a market in each security. In addition, TICC Management prepares an analysis of each non-bilateral loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the company. This information is presented to our Valuation Committee and Board of Directors to consider when evaluating the fair value of our investments.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing its bilateral investments, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a book value as of the previous quarter of greater than or equal to 1% of our total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 1% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, TICC Management may seek additional valuations upon request of the Valuation Committee or the Board of Directors, or as it otherwise deems appropriate.

OTHER ACCOUNTING POLICIES

Interest Income Recognition

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

Payment in Kind Interest

We have investments in our portfolio which contain a PIK provision. The PIK interest is added to the principal balance of the investment and is recorded as income. To maintain our status as a RIC, this income must be paid out to stockholders in the form of dividends, even though we have not collected any cash. For the years ended December 31, 2007 and 2006, respectively, we had approximately $531,000 and $1,545,000 in PIK interest. For the three months ended March 31, 2008 and 2007, respectively, we had approximately $0 and $509,000 in PIK interest.

In addition, we recorded original issue discount income of approximately $1,629,000 and $914,000 for the years ended December 31, 2007 and 2006, respectively, representing the amortization of the discounted cost attributed to certain debt securities purchased by us in connection with the issuance of warrants. We recorded original issue discount income of approximately $529,000 and $425,000 for the three months ended March 31, 2008 and 2007, respectively.

Other Income

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of our investments, are fully earned and non-refundable, and are generally non-recurring.

Managerial Assistance Fees

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. We offer to provide managerial assistance to our portfolio companies in connection with our investments and may receive fees for our services. We have not received any fees for such services since inception.

Federal Income Taxes

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2007 and December 31, 2006 was approximately $411,018,017 and $325,660,997, respectively. The cost basis of the portfolio investments at March 31, 2008 and March 31, 2007 was approximately $409,384,876 and $320,038,435, respectively.

RECENT DEVELOPMENTS

On April 10, 2008, $14.5 million of senior unsecured notes of Aviel Services, Inc. was fully repaid, concurrent with the sale of $300,000 of warrants to purchase common stock. TICC realized a realized gain of approximately $1.6 million on this transaction.

On May 1, 2008, the Board of Directors declared a dividend of $0.30 per share for the second quarter, payable on June 30, 2008 to shareholders of record as of June 16, 2008.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are subject to financial market risks, including changes in interest rates. As of March 31, 2008, one debt investment in our portfolio was at a fixed rate, and the remaining thirty-three debt investments were at variable rates, representing approximately $14.4 million and $394.6 million in principal debt, respectively. The variable rates are based upon the five-year Treasury note or LIBOR and generally reset each year. We expect that future debt investments will generally be made at variable rates. In addition, we have an uncommitted revolving credit agreement which carries variable rate interest charges when drawn. Because we fund a portion of our investments with borrowings, our net increase in net assets resulting from operations is affected by the spread between the rate at which we invest and the rate at which we borrow. We attempt to match-fund our liabilities and assets by financing variable rate assets with variable rate borrowings.

In addition, we have an uncommitted revolving credit agreement which carries variable rate interest charges when drawn.

To illustrate the potential impact of a change in the underlying interest rate on our net increase in net assets resulting from operations, we have assumed a 1% increase in the underlying five-year Treasury note or LIBOR, and no other change in our portfolio as of March 31, 2008. We have also assumed no change in the amount of borrowings outstanding under our credit facility of approximately $141.3 million as of March 31, 2008. Under this analysis, net investment income would increase by approximately $2.3 million annually. If we had instead assumed a 1% decrease in the underlying five-year Treasury note or LIBOR, net investment income would decrease correspondingly by approximately $2.3 million annually. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including borrowing under the credit facility, that could affect the net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of December 31 for the years indicated in the table, unless otherwise noted. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of December 31, 2007, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility with Royal Bank of Canada, as Agent
2003	—	—	—	N/A
2004	—	—	—	N/A
2005	—	—	—	N/A
2006	$58,500,000	$5,638	—	N/A
2007	$136,500,000	$2,885	—	N/A
2008 (through March 31)(unaudited)	$141,333,334	$2,659	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

We are a specialty finance company principally providing capital to primarily non-public small- and medium-sized technology-related companies. Technology-related companies are businesses that focus on the following sectors: software, Internet, IT services, media, telecommunications, semiconductors, hardware and technology-enabled services. On December 3, 2007, we changed our name from Technology Investment Capital Corp. to TICC Capital Corp. As of that date, we no longer maintain a policy to invest, under normal circumstances, at least 80% of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. We continue to maintain our primary focus, however, on the technology industry, although we have the flexibility to invest outside this sector.

Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of technology-related companies. Our primary focus is on seeking current income by investing in non-public debt securities. Our debt investments may include bilateral loans (loans where we hold the entirety of a particular loan) and syndicated loans (those where multiple investors hold portions of that loan). We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make debt investments, or equity investments in technology-related companies. We may also invest in publicly traded debt and/or equity securities.

Our capital is generally used by our portfolio companies to finance organic growth, acquisitions, recapitalizations and working capital. Our investment decisions are based on extensive analysis of potential portfolio companies’ business operations supported by an in-depth understanding of the quality of their recurring revenues and cash flow, variability of costs and the inherent value of their assets, including proprietary intangible assets and intellectual property.

We currently concentrate our investments in companies having annual revenues of less than $200 million and/or an equity capitalization of less than $300 million. Our investments typically range from $5 million to $30 million each, although this investment size may vary proportionately as the size of our capital base changes, and accrue interest at fixed or variable rates. We focus on companies that create products or provide services requiring technology and on companies that compete in industries characterized by such products or services, including companies in the following businesses: Internet, IT services, media, telecommunications, semiconductors, hardware, software and technology-enabled services.

While the structure of our investments will vary, we invest primarily in the debt of technology-related companies. We seek to invest in entities that, as a general matter, have been operating for at least one year prior to the date of our investment and that will, at the time of our investment, have employees and revenues. Many of these companies will have financial backing provided by private equity or venture capital funds or other financial or strategic sponsors at the time we make an investment.

We may also borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, TICC Management, will be borne by our common stockholders.

Our investment activities are managed by TICC Management. TICC Management is an investment adviser registered under the Advisers Act. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates. Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles M. Royce, our non-executive Chairman, is the President of Royce & Associates. Under the Investment Advisory Agreement, we have agreed to pay TICC Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Portfolio Management—Investment Advisory Agreement.”

We were founded in July 2003 and completed an initial public offering of shares of our common stock in November 2003. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to meet certain regulatory tests, including the requirement to invest at least 70% of our total assets in eligible portfolio companies. See “Regulation as a Business Development Company.” In addition, we have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Our headquarters are at 8 Sound Shore Drive, Suite 255 Greenwich, Connecticut and our telephone number is (203) 983-5275.

MARKET OPPORTUNITY

Large, underserved market for product

Historically, growing technology-related companies have generally relied upon equity rather than debt financing. As a result, the market for debt financing for technology-related companies is generally less developed than the debt markets serving other industries. In spite of the large number of technology-related companies in the United States today, we believe that these companies are significantly underserved by traditional lenders such as banks, savings and loan institutions and finance companies for the following reasons:

•

Non-traditional financial profile—The balance sheet of a technology-related company often includes a disproportionately large amount of intellectual property assets as compared to the balance sheets of industrial and service companies, which makes them difficult to evaluate using traditional lending criteria. Additionally, the high revenue growth rates characteristic of technology-related companies often render them difficult to evaluate from a credit perspective. Moreover, technology-related companies often incur relatively high expenditures for research and development, utilize unorthodox sales and marketing techniques and selling channels, and experience rapid shifts in technology, consumer demand and market share. These attributes can make it difficult for traditional lenders to analyze technology-related companies using conventional analytical methods.

•

Industry scale, concentration and regulation—Many companies in technology-related industries lack the size, and the markets in which they operate lack the scale, necessary to service large loans by traditional lenders. In the banking industry, in particular, consolidation over the last decade has increased the size, and reduced the number, of surviving banks. The surviving institutions have sought to limit their credit exposures to, and the monitoring costs associated with loans to, smaller businesses. In addition, traditional lending institutions operate in a regulatory environment that favors lending to large, established businesses. In response to such regulation, many traditional lending institutions have developed loan approval processes which conflict with the entrepreneurial culture of smaller technology-related companies.

For the reasons outlined above, we believe that many viable technology-related companies have either not been able, or have elected not, to obtain financing from traditional lending institutions. We believe that these factors are likely to continue.

Recently we have seen dramatic dislocations across the global credit markets. Many companies that would have had ready access to debt capital at very low rates of interest are now struggling to borrow money at much higher rates. As a result, we believe that we may have the opportunity to provide debt capital to both technology-related and selected non-technology-related companies representing strong credits on very favorable terms. Additionally, we may have the opportunity to provide that capital to larger, better capitalized and more profitable companies than we would have been able to lend to in the past. Certain of those companies, which would have more typically relied on a commercial bank or a syndicate of lenders for debt capital, now find those markets to be largely closed. We believe the reasons for that closure relate more to the state of the overall credit markets than to the quality of certain individual credits. As such, we view the current market environment as potentially favorable for debt investors with our mandate and with the benefit of liquidity.

Complementing private equity and venture capital funds

Our investment approach has the ability to complement other sources of capital available to certain companies. For example, although we may compete with private equity and venture capital funds as sources of capital for such businesses, those types of investors typically invest primarily in equity-based securities. We believe that the nature of our investments in debt securities is often viewed by such entities as an attractive alternative source of capital. Private equity and venture capital funds often base their investments on anticipated annual internal rates of return that are substantially higher than the annual internal rates of return that we set as our operating target. Moreover, private equity and venture capital funds generally require a significantly greater percentage of equity ownership interests than we generally seek. However, private equity and venture capital investments may entail considerably more risk than the debt investments that we make, as they are usually uncollateralized and rank lower in priority in the capital structure of specific portfolio companies. We believe the prospect of obtaining additional capital without incurring substantial incremental dilution makes us attractive to owner-managers as a prospective source of capital.

In addition, in many cases, we expect that private equity and venture capital funds will generally welcome an investment by us in their portfolio companies. After making an initial investment, these funds often seek to stabilize or reduce their financial exposure to their portfolio companies, a goal that financing from us could accomplish by providing non-equity capital. In the current investment climate, it is possible that we may offer one of the few viable alternative sources of capital for a technology-related company other than incremental equity investments by the company’s existing financial sponsors. As such, we provide technology-related companies and their financial sponsors with an opportunity to diversify the company’s capital sources. In addition to enabling incremental growth, this can facilitate access to other alternative sources of capital in the future.

COMPETITIVE ADVANTAGES

We believe that we are well positioned to provide financing to technology-related companies for the following reasons:

•	Focus on technology;

•	Expertise in originating, structuring and monitoring investments;

•	Flexible investment approach; and

•	Established deal sourcing network.

Focus on technology

We focus our investments in companies in technology-related industries although we have invested, and will likely continue to invest, in non-technology-related companies. We believe that this focus, together with our experience in analyzing and financing such companies, affords us a sustainable competitive advantage. In particular, we have expertise in assessing the value of intellectual property assets, and in evaluating the operating characteristics of technology-related companies. As a result, we believe that we have a competitive advantage over less specialized lenders, particularly over lenders with limited experience in lending to technology-related companies. In addition, we believe that our specialization in financing companies within the technology sector enables us to advise portfolio companies on consolidation and exit financing opportunities more rapidly and effectively than less specialized lenders.

Expertise in originating, structuring and monitoring investments

We believe that our strong combination of experience and contacts in the technology sector has attracted well-positioned prospective portfolio companies.

•

Jonathan H. Cohen, our Chief Executive Officer, has more than 17 years of experience in technology-related equity research and investment. He was named to Institutional Investor’s “All-American” research team in 1996, 1997 and 1998. During his career, Mr. Cohen has managed technology research groups covering computer software and hardware companies, telecommunication companies and semiconductor companies at several firms, including Wit SoundView, Merrill Lynch & Co., UBS Securities and Salomon Smith Barney. Mr. Cohen was also the owner and a principal of JHC Capital Management, LLC, a registered investment adviser.

•

Saul B. Rosenthal, our President and Chief Operating Officer, has 9 years of experience in the capital markets, with a focus on small to middle-market transactions in the technology sector. Mr. Rosenthal previously served as President of Privet Financial Securities, LLC, a broker-dealer providing advisory services to technology companies, and previously led the private financing/public company effort at SoundView Technology Group, where he co-founded SoundView’s Private Equity Group. He was a Vice-President and co-founder of the Private Equity Group at Wit Capital from 1998 to 2000. Prior to joining Wit Capital, Mr. Rosenthal was an attorney at the law firm of Shearman & Sterling LLP.

We believe that our extensive experience in researching, analyzing and investing in technology companies and structuring debt investments affords us a competitive advantage in providing financing to technology-related companies.

Flexible investment approach

We have significant flexibility in selecting and structuring our investments. While we must comply with the 1940 Act, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. Also, we have fairly broad latitude as to the term and nature of our investments. We recognize that technology-related companies regularly make corporate development decisions that impact their financial performance, valuation and risk profile. In some cases, these decisions can favorably impact long-term enterprise value at the expense of short-term financial performance. We seek to structure our investments so as to take into account the uncertain and potentially variable financial performance of our portfolio companies. This enables our portfolio companies to retain access to committed capital at different stages in their development and eliminate some of the uncertainty surrounding their capital allocation decisions. We calculate rates of return on invested capital based on a combination of up-front commitment fees, current and deferred interest rates and exit values, which may take the form of common stock, warrants, or other equity-linked instruments. We believe that this flexible approach to structuring investments will facilitate positive, long-term relationships with our portfolio companies and their equity sponsors and enable us to become a preferred source of capital to them. We also believe our approach should enable debt financing to develop into a viable alternative capital source for funding the growth of technology-related companies that wish to avoid the dilutive effects of equity financings for existing equity holders.

We are not subject to periodic capital return requirements. Such requirements, which are standard for most private funds, typically require that such funds return to investors the initial capital investment after a pre-agreed time, together with any capital gains on such investment. These provisions often force such funds to seek the return of their investments in portfolio companies through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, which can result in a lower overall return to investors and adversely affect the ultimate viability of the affected portfolio companies. We believe that our flexibility to take a longer-term view should help us to maximize returns on our invested capital while still meeting the needs of our portfolio companies.

Established deal sourcing network

Through the senior investment professionals of TICC Management and our directors, we have extensive contacts and sources from which to generate investment opportunities. These contacts and sources include private equity and venture capital funds, public and private companies, investment bankers, attorneys, accountants and commercial bankers. We believe that senior professionals of TICC Management have developed strong reputations within the investment community over their years in the investment banking, investment management and equity research businesses.

INVESTMENT PROCESS

Identification of prospective portfolio companies

We identify and source new prospective portfolio companies through a network of venture capital and private equity funds, investment banks, accounting and law firms and direct company relationships. We have identified several criteria that we believe are important in seeking our investment objective. These criteria provide general guidelines for our investment decisions; however, we do not require each prospective portfolio company in which we choose to invest to meet all of these criteria.

•

Experienced management—We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•

Significant financial or strategic sponsor and / or strategic partner—We prefer to invest in companies in which established private equity or venture capital funds or other financial or strategic sponsors have previously invested and are willing to make an ongoing contribution to the management of the business, including participation as board members or as business advisers.

•	Strong competitive position in industry—We seek to invest in companies that have developed a strong competitive position within their respective sector or niche of a technology-related industry.

•	Profitable on a cash flow basis—We focus on companies that are profitable or nearly profitable on an operating cash flow basis. Typically, we would not expect to invest in start-up companies.

•

Clearly defined exit strategy—Prior to making an investment in a debt security that is accompanied by an equity-based security in a portfolio company, we analyze the potential for that company to increase the liquidity of its common equity through a future event that would enable us to realize appreciation, if any, in the value of our equity interest. Liquidity events may include an initial public offering, a merger or an acquisition of the company, a private sale of our equity interest to a third party, or a purchase of our equity position by the company or one of its stockholders.

•

Liquidation value of assets—Although we do not operate as an asset-based lender, the prospective liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, software code, customer lists, networks and databases.

Due diligence

If a company meets some of the characteristics described above, we perform a preliminary due diligence review including company and technology assessments, market analysis, competitive analysis, evaluation of management, risk analysis and transaction size, pricing and structure analysis. The criteria delineated below provide general parameters for our investment decisions, although not all of such criteria will be followed in each instance. Upon successful completion of this preliminary evaluation process, we will decide whether to deliver a non-binding letter of intent, after which our administrator, BDC Partners, generally receives an upfront advance to cover our due diligence-related expenses, begin the due diligence process and move forward towards the completion of a transaction.

Our due diligence process generally includes the following elements:

Management team and financial sponsor

•

management assessment including a review of management’s track record with respect to product development, sales and marketing, mergers and acquisitions, alliances, collaborations, research and development outsourcing and other strategic activities, reference and background checks; and

•	financial sponsor reputation, track record, experience and knowledge (where a financial sponsor is present in a transaction).

Business

•	industry and competitive analysis;

•	customer and vendor interviews to assess both business prospects and standard practices of the company;

•	assessment of likely exit strategies; and

•	potential regulatory / legal issues.

Financial condition

•	detailed review of the historical financial performance and the quality of earnings;

•	development of detailed pro forma financial projections;

•	review of internal controls and accounting systems;

•	review of assets and liabilities, including contingent liabilities; and

•	customer and vendor interviews to assess both business prospects and standard practices of the company.

Technology assessment

•	evaluation of intellectual property position;

•	review of research and development milestones;

•	analysis of core technology under development;

•	assessment of collaborations and other technology validations; and

•	assessment of market and growth potential.

Contemporaneous with our due diligence process, the investment team prepares a detailed credit memorandum for presentation to our Investment Committee, which currently consists of Messrs. Cohen and Rosenthal. Our Investment Committee reviews and approves each of our portfolio investments.

Investment structuring

We seek to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of technology-related companies. We may also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

In structuring our investments, we seek to ascertain the asset quality as well as the earnings quality of our prospective portfolio companies. Frequently, we obtain a senior secured position and thus receive a perfected, first priority security interest in substantially all of our portfolio companies’ assets, which entitles us to a preferred position on payments in the event of liquidation, and in many cases a pledge of the equity by the equity owners. In addition, we seek to structure loan covenants to assist in the management of risk. Our loan documents ordinarily include affirmative covenants that require the portfolio company to take specific actions such as periodic financial reporting, notification of material events and compliance with laws, restrictive covenants that prevent portfolio companies from taking a range of significant actions such as incurring additional indebtedness or making acquisitions without our consent, covenants requiring the portfolio company to maintain or achieve specified financial ratios such as debt to cash flow and interest coverage, and operating covenants requiring them to maintain certain operational benchmarks such as minimum revenue or minimum cash flow. Our loan documents also contain customary events of default such as non-payment, breach of covenant, insolvency and change of control.

Senior Debt

The senior debt in which we invest generally holds a senior position in the capital structure of a portfolio company. Such debt may include loans that hold the most senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of our investment adviser, in the category of senior debt. A senior position in the borrower’s capital structure generally gives the holder of the senior debt a claim on some or all of the borrower’s assets that is senior to that of subordinated debt, preferred stock and common stock in the event the borrower defaults or becomes bankrupt. The senior debt in which we invest may be wholly or partially secured by collateral, or may be unsecured.

Senior Subordinated Debt

Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, we principally rely on the borrower’s cash flow for repayment. Additionally, we often receive warrants to acquire shares of stock in borrowers in connection with these loans.

Junior Subordinated Debt

Structurally, junior subordinated debt is subordinate in priority of payment to senior debt (and is often unsecured), but is senior in priority to equity. Junior subordinated debt often has elements of both debt and equity instruments, having the fixed returns associated with senior debt while also providing the opportunity to participate in the future growth potential of a company through an equity component, typically in the form of warrants. Due to its higher risk profile and less restrictive covenants, loans associated with junior subordinated debt financing generally earn a higher return than senior debt or senior subordinated debt instruments.

ONGOING RELATIONSHIPS WITH PORTFOLIO COMPANIES

Monitoring

We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We closely monitor the status and performance of each individual company on at least a quarterly and, in most cases, a monthly basis.

We have several methods of evaluating and monitoring the performance of our bilateral debt and equity positions, including but not limited to the following:

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan;

•	periodic and regular contact with portfolio company management to discuss financial position, requirements and accomplishments;

•	periodic formal update interviews with portfolio company management and, if appropriate, the financial or strategic sponsor;

•	board observance rights; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition, we may from time to time identify investments that require closer monitoring or become workout assets. In such cases, we will develop a strategy for workout assets and periodically gauge our progress against that strategy. As a private equity holder, we may incur losses from our investing activities from time to time, however we attempt where possible to work with troubled portfolio companies in order to recover as much of our investments as is practicable.

Portfolio grading

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. We use an investment rating scale of 1 to 5. The following table provides a description of the conditions associated with each debt investment. Equity securities are not graded.

Grade	Summary Description
1	Trending ahead of expectations

2	Full return of principal and interest is expected

3	Requires closer monitoring, but full repayment of principal and interest is expected

4	Some reduction of interest income is expected, but no loss of principal is expected

5	Some loss of principal is expected

Managerial assistance

As a business development company, we are required to offer managerial assistance to portfolio companies. This assistance typically involves monitoring the operations of portfolio companies, participating in their board and management meetings, consulting with and advising their officers and providing other organizational and financial guidance.

PORTFOLIO OVERVIEW

We seek to create a portfolio that includes primarily senior secured loans, senior subordinated and junior subordinated debt investments, as well as warrants and other equity instruments we may receive in connection with such debt investments. We generally invest between $5 million and $30 million in each of our portfolio companies.

The following is a representative list of the industries in which we have invested:

•     Software

•     Digital imaging

•     Satellite communications

•     IT consulting

•     IT value-added reseller

•     Advertising

•     Semiconductor capital equipment

•     Enterprise software

•     Geospatial imaging

•     Consumer electronics

•     Web-based services

•     Real estate

•     Digital media

•     Logistics technology

•     Media productions

•     Virtual workforce services

•     Scaffold rental

•     Telecommunications services

•     Repackaging

•     Interactive voice messaging

•     Education

•     Web hosting

At March 31, 2008, our portfolio was invested 85% in senior secured notes, 12% in senior unsecured notes, and 3% in equity.

TEN LARGEST PORTFOLIO INVESTMENTS AS OF MARCH 31, 2008

Our ten largest portfolio company investments at March 31, 2008, based on the combined fair value of the debt and equity securities we hold in each portfolio company, were as follows:

		At March 31, 2008
		($ in millions)
Portfolio Company	Industry	Cost	Fair Value	Percentage of Total Portfolio
Algorithmic Implementations, Inc.	software	$21.5	$26.3	7.3%
NetQuote, Inc.	web-based services	$25.5	$25.1	7.0%
Segovia, Inc.	satellite communications	$23.0	$24.3	6.7%
AKQA, Inc.	advertising	$24.8	$24.0	6.6%
American Integration Technologies, LLC	semiconductor capital	$22.8	$21.5	5.9%
Aviel Services, Inc.	IT consulting	$14.6	$16.3	4.5%
3001, Inc.	geospatial	$17.2	$16.2	4.5%
Questia Media, Inc.	digital media	$14.4	$14.1	3.9%
Palm, Inc.	consumer electronics	$18.0	$13.9	3.9%
WAICCS Las Vegas, LLC	real estate development	$15.0	$13.5	3.7%

Set forth below are descriptions of those investments which represent 5% or greater of the total portfolio:

Algorithmic Implementations, Inc.

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) has been providing assistive technology for more than 15 years to computer users with low vision. The Company’s flagship product is ZoomText, a screen magnification and reading software application for the visually impaired.

Our investment in Ai Squared, which closed in September 2006, consisted of $22.0 million in senior secured notes and common stock. TICC and an individual investor each acquired 50% of the outstanding equity of Ai Squared in connection with our investment in the company.

NetQuote, Inc.

NetQuote, Inc. operates a web-based business through which local insurance agents and national insurance companies acquire leads of consumers seeking to purchase competitively – priced insurance policies.

Our original investment, which closed in September 2005, consisted of $15.0 million in senior secured notes. During January 2008, we invested an additional $10.5 million in senior secured notes issued by NetQuote, Inc.

Segovia, Inc.

Segovia is a provider of secure global voice, data, and video broadband satellite services primarily to federal government agencies. Segovia has become a strategic supplier of communications to the U.S. Department of Defense, civilian agencies, and private sector organizations.

Our original investment in Segovia, which closed in February 2005, consisted of $15.0 million in senior secured notes with warrants. During 2005, we made an additional investment of $2.0 million in senior secured notes issued by Segovia and received additional warrants in connection with that investment. Additionally, during 2007, we invested an additional $8.5 million. Our warrant position represents approximately 6.43% of the fully diluted common stock of Segovia.

AKQA, Inc.

AKQA, Inc. is a digital interactive advertising company that delivers marketing solutions to blue chip clients. AKQA focuses on creating and delivering marketing solutions in digital media such as the Internet, mobile products (e.g. cell phones, PDAs, etc.), digital outdoor signage, gaming consoles and kiosks.

Our investment in AKQA, which closed in March 2007, consisted of $25.0 million in senior secured notes.

American Integration Technologies, LLC

American Integration Technologies, LLC (“AIT”) is a semiconductor capital equipment contract manufacturer located in Chandler, Arizona. AIT specializes in precision sheet metal fabrication, tubular frame welding, integration of components and assembly of complex equipment, primarily used for the semiconductor industry.

Our investment in AIT, which closed in May 2006, consisted of $12.0 million in senior secured notes. During April 2007, we invested an additional $15.0 million in senior secured notes issued by AIT.

COMPETITION

Our primary competitors to provide financing to technology-related companies include private equity and venture capital funds, other equity and non-equity based investment funds, including other business development companies, and investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities.”

EMPLOYEES

We have no employees. Our day-to-day investment operations are managed by our investment adviser. In addition, we reimburse BDC Partners for an allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel.

PROPERTIES

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, where we occupy our office space pursuant to our Administration Agreement with BDC Partners. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

LEGAL PROCEEDINGS

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2008 regarding each portfolio company in which we have a debt or equity investment. The general terms of our loans and other investments are described in “Business—Investment Process—Investment structuring.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
Questia Media, Inc. 24 Greenway Plaza, Suite 1000A Houston, TX 77406	Digital media	senior secured notes(3)(11)	—	$14,358,128	$14,070,963

TrueYou.com Inc. Building No. 501, Fifth Floor 7 Corporate Park Norwalk, CT 06851	Medical services	preferred stock series E(9)	—	1,297,115	0

The Endurance International Group, Inc. 70 Blanchard Road Burlington, MA 01803	Web hosting	convertible preferred stock(9)	2.4%	423,750	0

Avue Technologies Corp. 1145 Broadway Plaza, Suite 800 Tacoma, WA 98402	Software	warrants to purchase common units(9)	1.0%	13,000	13,000

3001, Inc. 10300 Eaton Place Fairfax, VA 22030	Geospatial imaging	senior unsecured notes(5)(11)	—	17,200,000	16,168,000

Segovia, Inc. 510 Spring Street, Suite 210 Herndon, VA 20170	Satellite communications	senior secured notes(5)(6)(7)(11) warrants to purchase common stock(9)	— 6.0%	22,403,050 600,000	22,275,000 2,000,000

WHITTMANHART, Inc. 440 West Ontario Street Chicago, IL 60610	IT consulting	senior secured notes(5)(11) warrants to purchase common stock(9)	— —	12,000,000 0	8,400,000

Falcon Communications, Inc. 17817 Davenport, Suite 225 Dallas, TX 75252	Satellite communications	senior unsecured notes(5)(8)(9)	—	10,500,000	1,000,000

Arise Virtual Solutions, Inc. (f/k/a “Willow CSN Incorporated”) 3450 Lakeside Drive, Suite 620 Miramar, FL 33027	Virtual workforce services	senior secured notes(5)(6)(11) warrants to purchase convertible preferred stock(9)	— 0.6%	10,410,308 200,000	10,500,000 250,000

NetQuote, Inc. 1860 Blake Street, Suite 900 Denver, CO 80202	Web-based services	senior secured notes(5)(11)	—	25,500,000	25,117,500

(Continued on next page.)

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)
GenuTec Business Solutions, Inc. 28202 Cabot Road, Suite 650 Laguna Niguel, CA 92677	Interactive voice messaging services	senior secured notes(5)(6)(8)(9) convertible preferred stock(9)	— 75.0%	2,575,957 1,500,000	2,575,957 0

Aviel Services, Inc. 7926 Jones Branch Drive, Suite 900 McLean, VA 22102	IT consulting	senior unsecured notes(5)(6)(11) warrants to purchase common stock(9)	— 4.0%	14,340,671 300,000	14,500,000 1,750,000

Group 329, LLC (d/b/a “The CAPS Group”) 329 West 18th Street, 8th Floor Chicago, IL 60616	Digital imaging	senior secured term A notes(5)(6)(11) warrants to purchase common stock(9) senior secured term B notes(5)(6)(11) warrants to purchase common stock(9)	— 3.2% — 2.6%	10,742,457 110,000 12,692,607 90,000	8,995,676 0 4,462,500 0

American Integration Technologies, LLC. 481 N. Dean Avenue Chandler, AZ 85226	Semiconductor capital equipment	senior secured notes(5)(7)(11)	—	22,750,000	21,498,750

Power Tools, Inc. 600 Unicorn Park Drive Woburn, MA 01801	Software	senior secured notes(5)(6)(7)(11) warrants to purchase common stock(9)	— 7.1%	10,236,428 350,000	8,500,000 0

Iridium Satellite LLC 6701 Democracy Blvd., Suite 500 Bethesda, MD 20817	Satellite communications	senior secured first lien tranche A notes(5)(6)(7)(11) senior secured first lien tranche B notes(5)(6)(7)(11) senior secured second lien notes(5)(6)(11)	— — —	4,589,845 913,526 1,956,327	4,511,175 907,732 1,980,000

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”) P.O. Box 669 Manchester Center, VT 05255	Software	senior secured notes(5)(6)(7)(11) common stock(9)	— 50.0%	18,538,986 3,000,000	20,250,000 6,000,000

Fusionstorm, Inc. 2 Bryant Street, Suite 150 San Francisco, CA 94105	IT value-added reseller	senior subordinated unsecured notes(5)(6)(7) warrants to purchase common stock(9)	— 3.4%	13,037,359 725,000	11,981,250 225,000

Punch Software LLC 7900 NW 100th Street, Suite LL6 Kansas City, MO 64153	Software	senior secured notes(5)(6)(11) warrants to purchase Class A-1 units(9)	— 1.3%	7,869,152 200,000	7,400,000 100,000

SCS Holdings II, Inc. 613 N.W. Loop 410, Suite 1000 San Antonio, TX 78216	IT value-added reseller	second lien senior secured notes(5)(11)	—	14,515,947	13,340,000

AKQA, Inc. 118 King Street, 6th Floor San Francisco, CA 94107	Advertising	senior secured notes(5)(7)(11)	—	24,750,000	24,007,500

PrePak Systems, Inc. 1920 Fisk Road Cookeville, TN 38501	Repackaging	senior secured notes(5)(7)(11)	—	9,500,000	9,310,000

Box Services, LLC 412 West 14th Street New York, NY 10014	Digital imaging	senior secured notes(5)(7)(11)	—	13,066,579	11,890,587

Pulvermedia, LLC 152 Conant Street Beverly, MA 01915	Media productions	senior secured notes(5)(7)(8)(9) warrants to purchase common stock(9)	— 6.75%	8,610,730 300,000	0 0

Hyland Software, Inc. 28500 Clemens Road Westlake, OH 44145	Enterprise software	second lien senior secured notes(5)(6)(11)	—	10,912,315	10,120,000

WAICCS Las Vegas, LLC 767 Fifth Avenue New York, NY 10153	Real estate development	second lien senior secured notes(5)(11)	—	15,000,000	13,500,000

Empire Scaffold, LLC 13031 South Choctaw Drive Baton Rouge, LA 70815	Scaffold rental	senior secured term A notes(5)(11) senior secured term B notes(4)(5)(11)	— —	6,500,000 4,500,000	6,467,500 4,455,000

Intergraph Corporation 170 Graphics Drive Madison, AL 35758	Enterprise software	second lien senior secured notes(5)(6)(11)	—	14,180,918	12,584,000

(Continued on next page.)

Name and Address of Portfolio Company(1)	Industry	Investment	Percentage of Class Held	Cost	Fair Value(2)

Integra Telecomm, Inc. 1201 NE Lloyd Blvd., Suite 500 Portland, OR 97232	Telecommunications software	first lien senior secured notes(5)(6)(7)(11) second lien senior secured notes(5)(6)(11)	— —	7,667,201 4,816,329	7,290,246 4,450,000

Educate, Inc. 1001 Fleet Street Baltimore, MD 21202	Education	second lien senior secured notes(5)(11)	—	1,500,000	1,200,000

GXS Worldwide Inc. 100 Edison Park Drive Gaithersburg, MD 20878	software	first lien senior secured notes(5)(6)(7)(11)	—	14,719,285	13,357,876

Palm, Inc. 950 W Maude Avenue Sunnyvale, CA 94085	consumer electronics	first lien senior secured notes(5)(6)(7)(11)	—	18,029,236	13,930,000

Total Investments				$409,492,206	$361,335,212

(1)

Other than Algorithmic Implementation, Inc. (d/b/a “AiSquared”), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specific conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Debt investment on non-accrual status at the relevant period end.
(9)	Non-income producing at the relevant period end.
(10)

As a percentage of net assets at March 31, 2008, investments at fair value are categorized as follow: senior secured notes (131.1%), senior unsecured notes (13.5%), senior subordinated unsecured notes (5.1%), common stock (2.6%), and warrants to purchase equity securities (1.8%).

(11)	Debt investment pledged as collateral under the Company’s revolving credit agreement, with the following credit limits noted: Questia Media, Inc. ($10.7 million) and NetQuote, Inc. ($25.0 million).
(12)

Aggregate gross unrealized appreciation for federal income tax purpose is $7,991,038; aggregate gross unrealized depreciation for federal income tax purposes is $56,040,702. Net unrealized depreciation is $48,049,664 based upon a tax cost basis of $409,384,876.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We have adopted the provisions of SFAS 157 as of January 1, 2008.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

Bilateral investments are debt and equity investments which are generally directly negotiated with a portfolio company and which do not have bid/ask quotations provided by an agent bank. We determine the fair value of bilateral investments by reference to the market in which we source and execute these bilateral investments. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a bilateral security would be the hypothetical price that a market participant would pay for the investment, using a set of assumptions that are aligned with the criteria that we would use in originating an investment in this market, including credit quality, interest rate, maturity date and overall yield, and considering the prevailing returns available in this market. In general, we consider enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. We also consider the specific covenants and provisions of each investment which may enable us to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are also analyzed; material deterioration of these metrics may indicate that a discount should be applied to the investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than required for such a profile under current market conditions.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results, as well as the nature and value of collateral, if any. We also use industry valuation benchmarks and public market comparables. We also consider other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and include these events in the enterprise valuation process. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

We will record unrealized depreciation on bilateral investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or if the estimation of exit price indicates a reduction in fair value. We will record unrealized appreciation if we believe that the debt or equity investment has appreciated in value based upon our analysis of exit price as described above. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our process for determining the fair value of non-bilateral loans involves reviewing the indicative bids provided by the agent banks that make a market in each security. In addition, TICC Management prepares an analysis of each non-bilateral loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the company. This information is presented to our Valuation Committee and Board of Directors to consider when evaluating the fair value of our investments.

Our Board of Directors determines the value of our investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, we have engaged third-party valuation firms to provide assistance in valuing its bilateral investments, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments for which market quotations are not readily available that, when combined with all other investments in the same portfolio company, (i) have a book value as of the previous quarter of greater than or equal to 1% of our total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 1% of our total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, TICC Management may seek additional valuations upon request of the Valuation Committee or the Board of Directors, or as it otherwise deems appropriate.

MANAGEMENT

BOARD OF DIRECTORS

Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors is classified into three classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Our Board of Directors maintains an Audit Committee and a Valuation Committee, and may establish additional committees in the future. Certain information with respect to each of the directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, and the year in which each of them became a director of TICC. The business address of each director listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

INDEPENDENT DIRECTORS

The following directors are not “interested persons” as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
G. Peter O’Brien (2003)	2009	62	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005 and is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds.
Steven P. Novak (2003)	2008	60	Mr. Novak serves as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of CyberSource Corporation, a publicly traded Internet based epayments processor company.
Tonia L. Pankopf (2003)	2010	40	Tonia Pankopf is managing partner of Pareto Advisors, LLC. Previously, she was a senior analyst and managing director at Palladio Capital Management from January 2004 through April 2005. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of the University System of Maryland Foundation.

INTERESTED DIRECTORS

Messrs. Cohen and Royce are “interested persons” of TICC as defined in the 1940 Act. Mr. Cohen is an interested person of TICC due to his position as Chief Executive Officer of TICC and TICC Management, TICC’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management. Mr. Royce is an interested person of TICC due to his relationship with Royce & Associates.

Name and Year First Elected Director	Term Expires	Age	Background Information
Jonathan H. Cohen (2003)	2009	43	Mr. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has also served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. Mr. Cohen was also the owner, Managing Member, and a Principal of JHC Capital Management, a registered investment adviser, and was previously a Managing Member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.
Charles M. Royce (2003)	2008	68	Mr. Royce has served as Chairman of our Board of Directors since 2003. Mr. Royce became President and Chief Investment Officer in 1972, and a member of the Board of Managers in 2001, of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following information pertains to our executive officers who are not directors of TICC. Certain of our executive officers may serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	39	Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group, an investment bank, from 2000 to 2002, where he co-founded SoundView’s private equity group. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser.
Patrick F. Conroy	51	Mr. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer, Treasurer, and Corporate Secretary since 2004 of TICC, TICC Management, and BDC Partners. He joined the Company in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser. Mr. Conroy was the Chief Financial Officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. During 2007, our Board of Directors held five Board meetings, four Audit Committee meetings, and five Valuation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the Nasdaq Global Select Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act.

The Nominating Committee. We do not have a nominating committee. A majority of the independent directors of the Board of Directors, in accordance with the Nasdaq Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination to us for consideration, a stockholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The board’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent directors of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees although we reserve the right in the future to retain a third party search firm, if necessary.

The Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

The Compensation Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

The following table sets forth compensation of our directors, for the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—

Independent Directors
G. Peter O’Brien	$53,000	—	$53,000
Steven P. Novak	$58,000	—	$58,000
Tonia L. Pankopf	$53,000	—	$53,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

None of our officers receive direct compensation from the Company. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to TICC.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of TICC Management, and our Investment Committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President and Chief Operating Officer. Our Investment Committee must approve each new investment that we make. The members of our Investment Committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of TICC Management, are entitled to a portion of any investment advisory fees paid by TICC to TICC Management.

Because TICC Management, currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to TICC Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by TICC Management on the other. However, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage T2 Income Fund Limited through T2 Advisers, LLC on the other hand.

Set forth below is additional information regarding the additional entity that was managed by TICC Management’s investment professionals as of March 31, 2008:

Name	Entity	Investment Focus	Gross Assets(1)
T2 Income Fund Limited(2)	Guernsey-based fund	Global investments in bilateral transactions and syndicated loans	$283.6 million

(1)	Amount reflects gross assets as of March 31, 2008.
(2)

T2 Advisers, LLC is the investment adviser to T2 Income Fund Limited. Mr. Cohen, our Chief Executive Officer and a member of our Board of Directors and our Investment Committee, and Mr. Rosenthal, our President and Chief Operating Officer and a member of our Investment Committee, currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC.

INVESTMENT PERSONNEL

Our investment personnel currently consists of our executive officers, Jonathan H. Cohen, Saul B. Rosenthal, who are the members of our Investment Committee, and five additional investment professionals who are employees of TICC Management.

The following information pertains to the senior investment personnel of TICC Management who are not executive officers of TICC:

Darryl M. Monasebian. Mr. Monasebian is the senior managing director and head of portfolio management of TICC Management. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. Prior to joining TICC Management, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department.

Barry A. Osherow. Mr. Osherow is a principal of TICC Management and a principal of T2 Advisers, LLC, the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. He has over nine years of experience in financing companies. From 2002 to 2004, Mr. Osherow was vice president of Privet Financial Securities, a registered broker-dealer and financial consultant to small- to medium-sized private and public technology companies. He was previously at SoundView Technology Group from 2000 to 2002, where he was most recently employed as an associate in the Private Equity Group, which he co-founded.

Hari Srinivasan. Mr. Srinivasan is a principal and portfolio manager of TICC Management and a principal and portfolio manager of T2 Advisers, LLC, the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002.

The table below shows the dollar range of shares of common stock owned by each of the above-listed investment personnel and each of our officers as of May 14, 2008.

Investment Personnel of TICC Management	Dollar Range of Equity Securities in TICC(1)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	$50,001-$100,000
Darryl M. Monasebian	$50,001-$100,000
Barry A. Osherow	$1-$10,000
Hari Srinivasan	None

Officers of TICC
Patrick F. Conroy	$10,001-$50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000; $500,001-$1,000,000 or Over $1,000,000.

COMPENSATION

None of TICC Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio. The compensation paid by TICC Management to its other investment personnel includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

TICC Management serves as our investment adviser. TICC Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, TICC Management manages our day-to-day operations of, and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, TICC Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make;

•	closes, monitors and services the investments we make; and

•	determines what securities we will purchase, retain or sell.

TICC Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. TICC Management has agreed that, during the term of the Investment Advisory Agreement with us, it will not serve as investment adviser to any other public or private entity that utilizes a principal investment strategy of providing debt financing to technology-related companies similar to those we target.

Management Fee

We pay TICC Management a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to TICC Management, and any incentive fees earned by TICC Management, are ultimately be borne by our common stockholders.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory Agreement, the Base Fee is payable quarterly in arrears, and is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter. The Base Fee for any partial quarter will be appropriately pro rated.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter minus our operating expenses for the quarter (including the Base Fee, expenses payable under the Administration Agreement with BDC Partners and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to one-fourth of an annual hurdle rate.

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2006 and 2007 calendar years was 9.35% and 9.70%, respectively. The current hurdle rate for the 2008 calendar year, calculated as of December 31, 2007, is 8.45%. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. In addition, in the event we realize deferred loan interest in excess of our available capital, we may be required to liquidate assets in order to pay a portion of the incentive fee. TICC Management, however, is not required to reimburse us for the portion of any fees attributable to accrued deferred loan interest in the event of a default by the obligor. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

no incentive fee is payable to TICC Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed one fourth of the annual hurdle rate (currently 2.1125% for the 2008 calendar year).

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds one-fourth of the annual hurdle rate in any calendar quarter (currently 2.1125% for the 2008 calendar year) is payable to TICC Management (i.e., once the hurdle rate is reached, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to TICC Management).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on “Pre-Incentive Fee Net Investment Income”

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our “Incentive Fee Capital Gains,” which consist of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year. The amount of our Incentive Fee Capital Gains, which are calculated on a year-to-year rather than cumulative basis, may be reduced by both unrealized depreciation we record with respect to a portfolio investment in one year, as well as the realization of a loss with respect to that portfolio investment in a subsequent year. As a result, our aggregate Incentive Fee Capital Gains may be reduced in two (or more) separate years as a result of the same reduction in value of a portfolio investment (i.e., the year when that depreciation in value is recorded by us and the year when it is actually realized). In addition, our aggregate Incentive Fee Capital Gains for a particular year may be reduced by unrealized depreciation, even if the fair value of a portfolio investment remains above its initial cost as a result of unrealized appreciation in a prior year.

As a result of how the income portion of the incentive fee is calculated, TICC Management may have an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. In addition, TICC Management may have an incentive to sell or defer the sale of a portfolio asset as a result upon the manner in which the capital gains portion of the incentive fee is calculated.

Our Board of Directors monitors these potential conflicts of interest in connection with its oversight of our Code of Ethics and its review of our quarterly and annual results of operations. The Board of Directors also considers these conflicts of interest in connection with its annual review and approval of the Investment Advisory Agreement.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter (*)

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Quarterly Hurdle rate(1) = 2.1125%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.0%

Quarterly Hurdle rate(1) = 2.1125%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses)) = 3.3%

Incentive fee = 20% x Pre-Incentive Fee Net Investment Income in excess of the hurdle rate

= 20% x (3.3% – 2.1125%)

= 20% x1.1875%

= 0.2375%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore the income-related incentive fee is 0.2375%

(1)	Represents 8.45% annualized hurdle rate for 2008 calendar year.
(2)	Represents 2% annualized management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee (*)

Capital Gains Incentive Fee = 20% x Incentive Fee Capital Gains (i.e., our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year)

Assumptions:

Year 1 = no realized capital gains or losses

Year 2 = 9% realized capital gains, 0% realized capital losses, 1% unrealized depreciation and 0% unrealized appreciation

Year 3 = 12% realized capital gains, 0% realized capital losses, 2% unrealized depreciation and 2% unrealized appreciation

Year 1 incentive fee	• Total Incentive Fee Capital Gains = 0

• No capital gains incentive fee paid to TICC Management in Year 1

Year 2 incentive fee	• Total Incentive Fee Capital Gains = 8%

(9% realized capital gains less 1% unrealized depreciation)

• Total capital gains incentive fee paid to TICC Management in Year 2
= 20% x 8%
= 1.6%

Year 3 incentive fee	• Total Incentive Fee Capital Gains = 10%

(12% realized capital gains less 2% unrealized depreciation; unrealized appreciation has no effect)

• Total capital gains incentive fee paid to TICC Management in Year 3

= 20% x 10%

= 2%

(*)	The hypothetical amount of returns shown are based on a percentage of our total net assets and assumes no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

Payment of our Expenses

All personnel of our investment adviser when and to the extent engaged in providing investment advisory services, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by BDC Partners, TICC Management’s managing member. We are responsible for all other costs and expenses of our operations and transactions, including, without limitation, the cost of calculating our net asset value; the cost of effecting sales and repurchases of shares of our common stock and other securities; investment advisory fees; fees payable to third parties relating to, or associated with, making investments; transfer agent and custodial fees; federal and state registration fees; any exchange listing fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller and other administrative support personnel. All of these expenses are ultimately borne by our common stockholders.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon TICC Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, TICC Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it, including without limitation BDC Partners, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TICC Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser to us.

Organization of TICC Management

TICC Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. BDC Partners, a Delaware limited liability company, is its managing member and provides TICC Management with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of TICC Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Royce & Associates, a Delaware limited liability company, is TICC Management’s non-managing member. Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Board Consideration of the Investment Advisory and Management Agreement

Our Board of Directors determined at a meeting held on May 1, 2008, to re-approve the Investment Advisory Agreement. In its consideration of the re-approval of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by TICC Management;

•	comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

•	our historical and projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to TICC Management or BDC Partners from their relationships with us and the profitability of those relationships, including through the Investment Advisory Agreement and the Administration Agreement;

•	information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement;

•	the organizational capability and financial condition of TICC Management and its affiliates;

•

TICC Management’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to TICC Management; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested directors, concluded that fees payable to TICC Management pursuant to the Investment Advisory Agreement were reasonable in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, the Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the Board of Directors may have given different weights to different factors.

ADMINISTRATION AGREEMENT

Pursuant to a separate Administration Agreement, BDC Partners furnishes us with office facilities, together with equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, BDC Partners assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer, Chief Compliance Officer, Controller, and other administrative support personnel. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, BDC Partners and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator to us.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A REGULATED INVESTMENT COMPANY

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (2) net income derived from an interest in certain “qualified publicly traded partnerships” (QPTPs); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (1) one issuer, (2) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (3) one or more QPTPs.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

The remainder of this discussion assumes we will qualify as a RIC for each taxable year. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains (for purposes of this discussion, a “U.S. stockholder” is any stockholder who is not a “Non-U.S. Person” as defined below). Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of our realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that is designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long term capital gain, provided that holding period and other requirements are met by both the stockholders and us. (However, distributions paid by us generally will not be eligible for the preferential tax rates applicable to “qualified dividend income,” since our income generally will not consist of dividends). Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under our dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. (We currently intend to pay only our ordinary income distributions in cash.) See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may opt to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net long-term capital gain, i.e., the excess of net long-term capital gains over net short-term capital losses for a taxable year, including any long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a

U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction.

Backup withholding may apply to taxable distributions on our common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

TAXATION OF NON-U.S. PERSONS

For purposes of the following discussion, a “Non-U.S. Person” is a beneficial owner of shares of stock that is not, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for U.S. federal income tax purposes, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Persons.

Whether an investment in our common stock is appropriate for a Non-U.S. Person will depend upon that person’s particular circumstances. Non-U.S. Persons should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are Non-U.S. Persons will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Person, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. Person complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Person that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Dividends paid to Non-U.S. Persons that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. federal withholding tax. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. Person, and gains realized by a Non-U.S. Person upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Person and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Person in the United States, or, in the case of an individual, the Non-U.S. Person was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. Person, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Person.

Under our dividend reinvestment plan, if a Non-U.S. Person owns shares of common stock registered in its own name, the Non-U.S. Person will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Person (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Person, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Person will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Person’s account.

A Non-U.S. Person who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Person provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Person or the Non-U.S. Person otherwise establishes an exemption from backup withholding.

Non-U.S. Persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the distributions-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we fail to qualify as a RIC that are recognized within the subsequent 10 years, unless we make a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

GENERAL

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company affect our ability to, and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors—Risks Relating to our Business and Structure.”

QUALIFYING ASSETS

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the business development company and has an affiliate of a business development company on its board of directors;

•	does not have any class of securities listed on a national securities exchange; or

•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In October 2006, the SEC re-proposed rules providing for an additional definition of eligible portfolio company. As re-proposed, the rule would expand the definition of eligible portfolio company to include certain public companies that list their securities on a national securities exchange. The SEC is seeking comment regarding the application of this proposed rule to companies with: (1) a public float of less than $75 million; (2) a market capitalization of less than $150 million; or (3) a market capitalization of less than $250 million. There is no assurance that such proposal will be adopted or what the final proposal will entail.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

SIGNIFICANT MANAGERIAL ASSISTANCE

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

CODE OF ETHICS

As required by the 1940 Act, we maintain a Code of Ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest.” Our Code of Ethics generally does not permit investments by our employees in securities that may be purchased or held by us. You may read and copy our Code of Ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. In addition, our Code of Ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of our Code of Ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

FUNDAMENTAL INVESTMENT POLICIES

The restrictions identified as fundamental below, along with our investment objective of seeking to maximize total return, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, (B) own the securities of companies that are in the business of buying, selling or developing real estate or (C) finance the purchase of real estate by our portfolio companies); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. However, we may purchase or otherwise receive warrants to purchase the common stock or other equity securities of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to TICC Management. The Proxy Voting Policies and Procedures of TICC Management are set forth below. The guidelines are reviewed periodically by TICC Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to TICC Management.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in the best interests of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Chief Compliance Officer, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

PERIODIC REPORTING AND AUDITED FINANCIAL STATEMENTS

We have registered our common stock under the Exchange Act, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act our annual reports on Form 10-K contain financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.ticc.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ GLOBAL SELECT MARKET REQUIREMENTS

We have adopted certain policies and procedures intended to comply with the Nasdaq Global Select Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan, through which all dividends are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 10 days prior to the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a participant, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We use only newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at 1-800-426-5523.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of each of our directors and executive officers, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group, as of May 14, 2008.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut, 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	150,441	*
Charles M. Royce	124,170	*

Independent Directors
Steven P. Novak	2,677	*
G. Peter O’Brien	33,598	*
Tonia L. Pankopf	5,136	*

Executive Officers
Saul B. Rosenthal(3)	9,675	*
Patrick F. Conroy	2,508	*

Executive officers and directors as a group	328,205	1.5%
Bay Pond Partners, L.P.(4)	1,093,804	5.0%
Wellington Management Company, LLP(5)	1,311,930	6.0%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 21,696,133 shares of the Company’s common stock issued and outstanding on May 14, 2008.
(3)	Includes 141 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.
(4)

Based upon information contained in the Schedule 13G filed January 22, 2008 by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC. Pursuant to such Schedule 13G, Wellington Hedge Management, LLC is the general partner of Bay Bond Partners, L.P. The address of each of Bay Pond Partners, L.P. and Wellington Hedge Management, LLC is c/o Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

(5)

Based upon information contained in the Schedule 13G filed February 14, 2008 by Wellington Management Company, LLP. Pursuant to such Schedule 13G, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 1,311,930 shares of the Company’s common stock which are held of record by clients of Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of May 14, 2008. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	$10,001 - $50,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$10,001 - $50,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)

The dollar range of equity securities beneficially owned in us is based on the closing price for of common stock of $7.34 on May 14, 2008 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is President and Chief Investment Officer of Royce & Associates. Royce & Associates as the non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in, or otherwise knowingly doing business with, any company in which any fund or other client account managed by Royce & Associates, LLC, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client.

Both we and T2 Income Fund Limited have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us or T2 Income Fund Limited and a prospective portfolio company. Our general policy is to allocate bilateral US-based opportunities to TICC and bilateral non-US opportunities to T2 Income Fund Limited; provided, that in an instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for business development companies under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to T2 Income Fund Limited.

In those instances where purchases of syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) are determined to meet the investment criteria of both TICC and T2 Income Fund Limited, those purchases will be allocated on a pro rata basis between TICC and T2 Income Fund Limited based on order size as determined collectively by each fund’s investment adviser. In instances where both TICC and T2 Income Fund Limited desire to sell the same position at the same time, sales will likewise be allocated on a pro rata basis based on order size. All such allocations shall only be made, however, to the extent consistent with current interpretations of law applicable to such investments. Further, to the extent pro rata allocations in accordance herewith would cause either TICC or T2 Income Fund Limited to violate any statutory, regulatory or pre-existing contractual provisions to which it is subject, then such allocations will be made on as near a pro rata basis as is practicable without violating such statutory, regulatory or pre-existing contractual provisions. In those instances where either T2 Income Fund Limited or TICC is unable to make a particular investment by reason of law, regulation, statute or pre-existing contractual agreement, that opportunity shall be made available to the other entity.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of TICC. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of TICC. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to our Code of Ethics, including approving any waivers thereof.

DESCRIPTION OF SECURITIES

The following description is based in part on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.01 per share, all of which is initially designated as common stock. We have listed our common stock on the Nasdaq Global Select Market under the ticker symbol “TICC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

At May 14, 2008 there were 21,696,133 shares of common stock outstanding. The following are our outstanding classes of securities as of May 14, 2008:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	21,696,133

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of TICC, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock, however.

DEBT SECURITIES

We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to TICC Management, will be borne by our common stockholders. On May 18, 2005, we entered into an uncommitted $35 million senior secured revolving credit facility (the “Credit Facility”) with Bayerishe Hypo-Und Vereinsbank AG (“HVB”), as administrative agent and lender. On October 13, 2005, we entered into an agreement amending the Credit Facility to increase the Credit Facility from $35 million to $100 million through February 2006, with RBC as an additional lender under the amended Credit Facility. Effective February 16, 2006, we entered into an agreement pursuant to which RBC replaced HVB as administrative agent under our Credit Facility. Concurrent with its appointment, RBC agreed to make $40 million available under the Credit Facility.

On May 7, 2007, we amended our restated Credit Facility, with RBC as an agent and a lender, and BB&T as an additional lender. Under the amended Credit Facility, the amount of our Credit Facility was increased to $150 million, with each lender providing $75 million under the facility. On June 27, 2007, we entered into a second amendment to the Credit Facility. Under the second amendment, the amount of our Credit Facility was increased to $180 million and Commerzbank AG (“Commerzbank”) was added as an additional lender, providing a $30 million commitment.

On January 31, 2008, we amended the Credit Facility which reduced the size of the Credit Facility to $150 million. In connection with the amendment, Commerzbank withdrew as a lender thereunder. Each of RBC and BB&T continue to serve as lenders under our Credit Facility subsequent to the amendment. The Credit Facility supplements our equity capital and provides funding for additional portfolio investments, as well as general corporate matters. All amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the Credit Facility has a termination date of January 29, 2009. Under the Credit Facility agreement we must satisfy monthly several portfolio covenant requirements including minimum market value, weighted average maturity, and average weighted coupon rate on all secured transaction assets, as well as limitations on the principal amounts of eligible transaction assets. In addition, we must comply with other general covenants including indebtedness, liens and pledges, restricted payments, mergers and consolidations and transactions with affiliates.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2004, 2005 and 2006, respectively. Beginning in 2004, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the Board of Directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Shares Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

LEGAL MATTERS

The legality of our shares of common stock offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with the offering will be passed upon for the dealer manager by Dechert LLP, Washington, DC.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. Computershare Trust Company, N.A. acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 250 Royall Street, Canton, MA 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the senior securities table as of December 31, 2007 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm located at 300 Madison Avenue, New York, NY 10017, given on the authority of said firm as experts in auditing and accounting.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for TICC, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser will generally seek reasonably competitive trade execution costs, TICC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and TICC and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275 or on our website at http://www.ticc.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of TICC Capital Corp.:

In our opinion, the accompanying statements of assets and liabilities including the schedules of investments, and the related statements of operations, changes in net assets, cash flows, and financial highlights present fairly, in all material respects, the financial position of TICC Capital Corp. (“the Company”) at December 31, 2007 and December 31, 2006, and the results of its operations, the changes in net assets, and its cash flows for each of the three years in the period ended December 31, 2007, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing on page 61 of the 2007 Annual Report to Shareholders. Our responsibility is to express opinions on these financial statements and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 14, 2008

TICC CAPITAL CORP.

STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2007	December 31, 2006
ASSETS
Investments, at fair value (cost: $411,125,347 @ 12/31/07; $325,660,997 @ 12/31/06)
Non-affiliated/non-control investments ($389,288,207 @ 12/31/07; $303,409,875 @ 12/31/06)	$360,530,609	$303,933,738
Control investments (cost: $21,837,140 @ 12/31/07; $22,251,122 @ 12/31/06)	24,837,140	22,251,122

Total investments at fair value	385,367,749	326,184,860

Cash and cash equivalents	7,944,608	5,181,512
Interest receivable	2,876,424	3,216,305
Prepaid expenses and other assets	201,372	237,069

Total assets	$396,390,153	$334,819,746

LIABILITIES
Investment advisory fee payable to affiliate	$2,123,168	$1,995,517
Dividends payable	0	2,364,699
Accrued interest payable	310,312	458,507
Accrued expenses	87,170	165,678
Loans payable	136,500,000	58,500,000

Total liabilities	139,020,650	63,484,401

NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 21,563,717 and 19,705,824 issued and outstanding, respectively	215,637	197,058
Capital in excess of par value	296,578,543	269,909,732
Net unrealized (depreciation) appreciation on investments	(25,757,598)	523,863
Accumulated net realized (losses) gains on investments	(13,389,509)	320,139
Distributions (in excess of) less than investment income	(277,570)	384,553

Total net assets	257,369,503	271,335,345

Total liabilities and net assets	$396,390,153	$334,819,746

Net asset value per common share	$11.94	$13.77

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Questia Media, Inc.	digital media	senior secured notes(3)(11)	$14,358,127	$14,358,127	$14,358,127
		(11.00%, due Jan. 28, 2009)
TrueYou.com Inc.	medical services	preferred stock series E(9)		1,297,115	0

The Endurance International Group, Inc.	Web hosting	convertible preferred stock(9)		423,750	0

Avue Technologies Corp.	software	warrants to purchase common units(9)		13,000	13,000

TrenStar Inc.	logistics	senior secured notes(3)(5)(7)(11)	11,850,000	11,850,000	11,850,000
	technology	(10.25%, due Sept. 1, 2009)
		warrants to purchase convertible
		preferred stock(9)		0	0

3001, Inc.	geospatial	senior unsecured notes(5)(11)	17,200,000	17,200,000	17,200,000
	imaging	(10.35%, due Oct. 1, 2010)

Segovia, Inc.	satellite communications	senior secured notes(5)(6)(7)(11)	23,000,000	22,890,021	22,890,021
		(10.96%, due Feb. 8, 2010)
		warrants to purchase common stock(9)		600,000	1,750,000

WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(5)(11)	12,000,000	12,000,000	12,000,000
		(11.58%, due March 23, 2010) warrants to purchase common stock(9)

Falcon Communications, Inc.	satellite communications	senior unsecured notes(5)(13)	10,500,000	10,500,000	1,000,000
		(10.00%, due March 31, 2011)

Arise Virtual Solutions, Inc.	virtual	senior secured notes(5)(6)(11)	10,500,000	10,400,280	10,400,280
(f/k/a “Willow CSN Incorporated”)	workforce services	(11.60%, due June 30, 2010) warrants to purchase convertible preferred stock(9)		200,000	200,000

NetQuote, Inc.	web-based services	senior secured notes(5)(11)	15,000,000	15,000,000	15,000,000
		(14.00%, due August 16, 2010)

GenuTec Business Solutions, Inc.	interactive voice messaging	senior secured notes(3)(5)(6)(9)(13)	3,500,000	2,500,000	2,500,000
	services	(0.0%, due October 30, 2014)
		convertible preferred stock(9)		1,500,000	0

Aviel Services, Inc.	IT consulting	senior unsecured notes(5)(6)(11)	14,500,000	14,324,926	14,324,926
		(14.23%, due September 23, 2010)
		warrants to purchase common stock		300,000	1,200,000

Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(5)(6)(11) (11.89%, due February 28, 2011)	10,750,000	10,705,086	10,705,086
		warrants to purchase common stock(9)		110,000	0

		senior secured term B notes(5)(6)(11) (12.39%, due February 28, 2012)	12,750,000	12,688,677	10,250,000
		warrants to purchase common stock(9)		90,000	0

American Integration Technologies, LLC.	semiconductor capital equipment	senior secured notes(5)(7)(11) (11.00%, due October 31, 2010)	23,600,000	23,600,000	23,600,000

(Continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Power Tools, Inc.	software	senior secured notes(5)(6)(7)(11)	10,500,000	10,288,158	8,500,000
		(14.27%, due May 16, 2011)
		warrants to purchase common stock(9)		350,000	0

Iridium Satellite LLC	satellite communications	senior secured first lien tranche A notes(5)(6)(7)(11) (9.24%, due June 30, 2010)	4,603,240	4,587,671	4,614,748
		senior secured first lien tranche B notes(5)(6)(7)(11) (9.24%, due July 27, 2011)	2,926,256	2,884,568	2,933,572
		senior secured second lien notes (5)(6)(11) (13.24%, due July 27, 2012)	2,000,000	1,953,832	2,020,000

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(5)(6)(7)(11) (10.90%, due September 11, 2010)	20,750,000	18,837,140	18,837,140

		common stock(9)		3,000,000	6,000,000

Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(5)(6)(7) (15.48%, due October 2, 2011)	13,750,000	13,245,264	13,245,264
		warrants to purchase common stock(9)		725,000	225,000

Punch Software LLC	software	senior secured notes(5)(6)(11)	9,000,000	8,856,960	8,856,960
		(10.64%, due October 30, 2011)
		warrants to purchase Class A-1 units(9)		200,000	100,000

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(5)(11)	14,500,000	14,516,717	13,775,000
		(10.83%, due May 30, 2013)

AKQA, Inc.	advertising	senior secured notes(5)(7)(11)	24,812,500	24,812,500	24,750,469
		(9.58%, due March 20, 2013)

PrePak Systems, Inc.	repackaging	senior secured notes(4)(5)(7)(11)	9,500,000	9,500,000	9,500,000
		(10.50%, due April 10, 2012)

Box Services, LLC	digital imaging	senior secured notes(4)(5)(7)(11)	13,185,000	13,185,000	13,185,000
		(10.38%, due April 30, 2012)

Pulvermedia, LLC	media productions	senior secured notes(5)(7)(13)	10,560,000	10,304,695	0
		(11.50%, due June 27, 2012)
		warrants to purchase common stock(9)		300,000	0

Hyland Software, Inc.	enterprise software	second lien senior secured notes(5)(11)	8,000,000	8,000,000	7,920,000
		(11.43%, due July 31, 2014)

WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(5)(11)	15,000,000	15,000,000	14,625,000
		(14.25%, due August 1, 2008)

Empire Scaffold, LLC	scaffold rental	senior secured term A notes(4)(5)(11)	6,500,000	6,500,000	6,500,000
		(8.91%, due August 17, 2012)
		senior secured term B notes(5)(11)	3,500,000	3,500,000	3,500,000
		(12.91%, due August 17, 2013)

Intergraph Corporation	enterprise software	second lien senior secured notes(5)(6)(11) (11.06%, due November 28, 2014)	14,300,000	14,176,474	14,049,750

(Continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Integra Telecomm, Inc.	telecommunications software	first lien senior secured notes(5)(6)(11) (9.20%, due August 31, 2013)	4,987,500	4,797,248	4,925,156
		second lien senior secured notes(5)(6)(11) (11.96%, due February 28, 2014)	5,000,000	4,808,644	5,025,000

Educate, Inc.	education	second lien senior secured notes(5)(11) (10.50%, due June 14, 2014)	1,500,000	1,500,000	1,417,500

GXS Worldwide Inc.	software	first lien senior secured notes(5)(6)(11) (9.20%, due March 31, 2013)	14,962,500	14,746,362	14,663,250

Palm, Inc.	consumer electronics	first lien senior secured notes(5)(6)(11) (8.35%, due April 24, 2014)	19,950,000	17,998,132	16,957,500

Total Investments				$411,125,347	$385,367,749

(1)

Other than Algorithmic Implementation, Inc. (d/b/a AiSquared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specific conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Preferred stock and common stock indirectly held by limited liability company, in which we own membership interests.
(9)	Non-income producing at the relevant period end.
(10)

As a percentage of net assets at December 31, 2007, investments at fair value are categorized as follows: senior secured notes (128.3%), senior unsecured notes (12.6%), senior subordinated unsecured notes (5.1%), common stock (2.3%), and warrants to purchase equity securities (1.4%).

(11)	Debt investment pledged as collateral under the Company's revolving credit agreement, with the following credit limits noted: Questia Media, Inc. ($10.7 million).
(12)

Aggregate gross unrealized appreciation for federal income tax purposes is $5,643,843; aggregate gross unrealized depreciation for federal income tax purposes is $31,294,111 Net unrealized depreciation is $25,650,268 based upon a tax cost basis of $411,018,017.

(13)	Debt investment on non-accrual status at the relevant period end.

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2006

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Questia Media, Inc.	digital media	senior secured notes(3)(11)	$13,608,127	$13,608,127	$13,608,127
		(11.00%, due Jan. 28, 2009)

TrueYou.com Inc.	medical services	subordinated promissory notes(3)	1,849,535	1,168,695	1,168,695
		(12.00%, due July 1, 2010)

The Endurance International Group, Inc.	Web hosting	senior secured notes(4)(5)(6)(11) (10.99%, due July 23, 2009)	24,000,000	23,741,320	23,741,320
		convertible preferred stock(9)		392,450	392,450
		warrants to purchase convertible
		preferred stock(9)		31,000	31,000

Avue Technologies Corp.	software	warrants to purchase common units(9)		13,000	13,000

TrenStar Inc.	logistics	senior secured notes(3)(5)(11)	17,451,267	17,451,267	17,451,267
	technology	(10.72%, due Sept. 1, 2009)
		warrants to purchase convertible
		preferred stock(9)		0	0

3001, Inc.	geospatial	senior unsecured notes(5)(11)	10,000,000	10,000,000	10,000,000
	imaging	(11.00%, due Oct. 1, 2010)
		preferred stock(8)(9)		2,000,000	2,000,000
		common stock(8)(9)		1,000,000	1,000,000

Segovia, Inc.	satellite communications	senior secured notes(5)(6)(11)	16,750,000	16,588,018	16,588,018
		(12.96%, due Feb. 8, 2010)
		warrants to purchase common stock(9)		600,000	680,000

WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(5)(11)	11,000,000	11,000,000	11,000,000
		(11.58%, due March 23, 2010)
		warrants to purchase common stock(9)		0	0
		convertible preferred stock(9)		476,000	476,000
		warrants to purchase convertible
		preferred stock(9)		24,000	24,000

CrystalTech Web Hosting, Inc.	Web hosting	senior secured notes(5)(7)(11)	1,000,000	1,000,000	1,000,000
		(13.00%, due March 28, 2008)

Falcon Communications, Inc.	satellite communications	senior unsecured notes(5)(11)	10,500,000	10,500,000	10,500,000
		(10.00%, due March 31, 2011)

Climax Group, Inc.	software	warrants to purchase common stock(9)		229,000	229,000

Willow CSN Incorporated	virtual	senior secured notes(5)(6)(11)	10,500,000	10,360,263	10,360,263
	workforce	(11.92%, due June 30, 2010)
	services	warrants to purchase
		convertible preferred stock(9)		200,000	125,000

NetQuote, Inc.	web-based services	senior secured notes(5)(11)	15,000,000	15,000,000	15,000,000
		(14.50%, due August 16, 2010)

StayOnline, Inc.	Internet service provider	senior secured notes(5)(6)(11)	15,000,000	14,734,329	14,734,329
	service provider	(11.50%, due September 2, 2010)
		convertible preferred stock(9)		360,588	0

GenuTec Business Solutions, Inc.	interactive	senior secured notes(5)(6)(11)	15,000,000	14,944,206	14,944,206
	messaging services	(12.20%, due September 16, 2010)
	services	warrants to purchase common stock(9)		91,337	0

Aviel Services, Inc.	IT consulting	senior unsecured notes(5)(6)(11)	14,500,000	14,262,281	14,262,281
(f/k/a OPTIMUS GROUP)		(14.57%, due September 23, 2010)
		warrants to purchase common stock		300,000	1,200,000

Network Solutions, LLC	doain name registration	senior secured notes(5)(7)(11)	9,900,000	9,867,938	9,974,250
		(10.36%, due January 9, 2012)

Group 329, LLC	digital imaging	senior secured term A notes(5)(6)(11)	10,750,000	10,677,574	10,677,574

(Continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
(d/b/a “The CAPS Group”)		(11.64%, due February 28, 2011)
		warrants to purchase common stock(9)		110,000	0
		senior secured term B notes(5)(6)(11)	12,750,000	12,672,976	12,672,976
		(12.14%, due February 28, 2012)
		warrants to purchase common stock(9)		90,000	0

Data Transmission Network Corporation	information services	senior secured notes(5)(11) (13.36%, due September 10, 2013)	5,000,000	5,000,000	5,000,000

American Integration Technologies, LLC.	semiconductor capital equipment	senior secured notes(5)(11) (10.75%, due April 29, 2011)	12,000,000	12,000,000	12,000,000

Power Tools, Inc.	software	senior secured notes(5)(6)(11)	11,500,000	11,205,335	11,205,335
		(12.00%, due May 16, 2011)
		warrants to purchase common stock(9)		350,000	350,000

Attachmate Corporation	enterprise software	senior secured notes(5)(11)	3,500,000	3,500,000	3,526,250
		(12.11%, due December 30, 2012)

Iridium Satellite LLC	satellite communications	senior secured first lien notes (5)(6)(7)(11) (9.63%, due June 30, 2010)	2,724,488	2,699,025	2,717,680
		senior secured first lien tranche B notes(5)(6)(11) (9.63%, due July 27, 2011)	3,000,000	2,945,134	2,925,000
		senior secured second lien notes(5)(6)(11) (13.63%, due July 27, 2012)	2,000,000	1,943,883	1,980,000

Algorithmic Implementations, Inc.	software	senior secured notes(5)(6)(11)	22,000,000	19,251,122	19,251,122
(d/b/a “Ai Squared”)		(11.40%, due September 11, 2010)
		common stock(9)		3,000,000	3,000,000

NameMedia, Inc.	Internet business services	senior secured notes(5)(6)(11)	12,000,000	11,949,106	12,000,000
		(11.37%, due September 7, 2008)

Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(5)(6)(7) (15.50%, due October 2, 2011)	14,750,000	14,069,870	14,069,870
		warrants to purchase common stock(9)		725,000	725,000

Punch Software LLC	software	senior secured notes(5)(6)(11)	9,000,000	8,808,347	8,808,347
		(11.37%, due October 30, 2011)
		warrants to purchase Class A-1 units		200,000	200,000

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(5)(11) (11.36%, due May 30, 2013)	14,500,000	14,519,806	14,572,500

Total Investments				$325,660,997	$326,184,860

(Continued on next page)

See Accompanying Notes.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS—(Continued)

DECEMBER 31, 2006

(1)

Other than Algorithmic Implementation, Inc. (d/b/a AiSquared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specific conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Preferred stock and common stock indirectly held by limited liability company, in which we own membership interests.
(9)	Non-income producing at the relevant period end.
(10)

As a percentage of net assets at December 31, 2006, investments at fair value are categorized as follows: senior secured notes (97.9%), senior unsecured notes (12.8%), senior subordinated unsecured notes (5.2%), subordinated promissory notes (0.4%), preferred stock (1.1%), common stock (1.5%), and warrants to purchase equity securities (1.3%).

(11)

Debt investment pledged as collateral under the Company's revolving credit agreement, with the following credit limits noted: Questia Media, Inc. ($10 million), Ai Squared ($20 million),TrenStar, Inc. ($15 million) and Endurance International Group, Inc. ($20 million).

(12)

Aggregate gross unrealized capital appreciation for federal income tax purposes is $1,378,251; aggregate gross unrealized capital depreciation for federal income tax purposes is $747,058. Net unrealized capital appreciation is $631,193 based upon a tax cost basis of $325,553,667.

See Accompanying Notes.

TICC CAPITAL CORP.

STATEMENTS OF OPERATIONS

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income—debt investments	$37,913,611	$30,490,365	$17,162,052
Interest income—cash and cash equivalents	655,859	682,760	1,022,852
Other income	1,956,141	3,342,713	3,615,633

Total investment income from non-affiliated/non-control investments	40,525,611	34,515,838	21,800,537

From control investments:
Interest income—debt investments	3,316,202	1,031,389	0
Other income	0	400,000	0

Total investment income from control investments	3,316,202	1,431,389	0

Total investment income	43,841,813	35,947,227	21,800,537

EXPENSES
Compensation expense	897,740	712,301	724,784
Investment advisory fees	7,461,735	6,240,055	4,345,637
Professional fees	1,010,140	1,059,918	1,102,255
Interest expense	6,313,859	1,896,903	546,516
Insurance	79,858	82,155	98,860
Directors’ fees	165,250	168,750	135,000
Transfer agent and custodian fees	105,785	105,776	93,906
General and administrative	613,827	280,551	368,457

Total expenses	16,648,194	10,546,409	7,415,415

Net investment income	27,193,619	25,400,818	14,385,122

Net change in unrealized appreciation or depreciation on investments	(26,281,461)	343,863	180,000

Net realized (losses) gains on investments	(12,560,990)	586,491	1,739,015

Net (decrease) increase in net assets resulting from operations	$(11,648,832)	$26,331,172	$16,304,137

Net increase in net assets resulting from net investment income per common share:
Basic and diluted	$1.32	$1.30	$1.07
Net (decrease) increase in net assets resulting from operations per common share:
Basic and diluted	$(0.57)	$1.35	$1.21
Weighted average shares of common stock outstanding:
Basic and diluted	20,546,307	19,491,588	13,459,343

See Accompanying Notes

TICC CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase in net assets from operations:
Net investment income	$27,193,619	$25,400,818	$14,385,122
Net realized (losses) gains on investments	(12,560,990)	586,491	1,739,015
Net change in unrealized appreciation or depreciation on investments	(26,281,461)	343,863	180,000

Net (decrease) increase in net assets resulting from operations	(11,648,832)	26,331,172	16,304,137

Dividends from net investment income	(27,855,763)	(24,924,306)	(14,226,738)
Distributions from net realized capital gains	(1,148,636)	(2,005,367)	0
Tax return of capital distributions	(639,411)	0	0

Distributions to shareholders	(29,643,810)	(26,929,673)	(14,226,738)

Capital share transactions:
Issuance of common stock (net of offering costs of $558,729 and $6,780,721, respectively)	21,578,771	—	120,303,957
Reinvestment of dividends	5,748,027	6,028,370	4,262,583

Net increase in net assets from capital share transactions	27,326,798	6,028,370	124,566,540

Total (decrease) increase in net assets:	(13,965,842)	5,429,869	126,643,939
Net assets at beginning of period	271,335,345	265,905,476	139,261,537

Net assets at end of period (including (over) distributed and undistributed net investment income of $(277,570), $384,553 and $(91,959), respectively)	$257,369,503	$271,335,345	$265,905,476

Capital share activity:
Shares sold	1,437,500	0	8,865,666
Shares issued from reinvestment of dividends	420,393	401,423	280,887

Net increase in capital share activity	1,857,893	401,423	9,146,553

See Accompanying Notes.

TICC CAPITAL CORP.

STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(11,648,832)	$26,331,172	$16,304,137
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(187,997,425)	(191,020,300)	(159,503,358)
Repayments of principal	87,613,809	76,595,512	29,500,000
Proceeds from the sale of investments	4,518,697	4,272,000	6,068,202
Increase in investments due to PIK	(531,144)	(1,545,104)	(3,797,778)
Increase in non-cash fee income	—	(470,838)	—
Net realized loss (gain) on investments	12,560,990	(586,491)	(1,739,015)
Net change in unrealized appreciation or depreciation on investments	26,281,461	(343,863)	(180,000)
Decrease (increase) in interest receivable	339,881	(1,190,374)	(1,528,962)
Increase (decrease) in prepaid expenses and other assets	35,697	(138,454)	464,747
Amortization of discounts	(1,629,275)	(914,088)	(395,009)
Increase in investment advisory fee payable	127,651	496,704	801,791
(Decrease) increase in accrued interest payable	(148,195)	458,507	0
Decrease in accrued expenses	(78,508)	(221,323)	(156,899)

Net cash used by operating activities	(70,555,193)	(88,276,940)	(114,162,144)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of common stock	22,137,500	0	122,915,928
Offering expenses from the issuance of common stock	(558,729)	0	(2,611,971)
Amounts borrowed under revolving credit facility	156,500,000	83,500,000	0
Amounts paid back under revolving credit facility	(78,500,000)	(25,000,000)	0
Distributions paid	(26,260,482)	(20,853,132)	(7,647,627)

Net cash provided by financing activities	73,318,289	37,646,868	112,656,330

Net increase (decrease) in cash and cash equivalents	2,763,096	(50,630,072)	(1,505,814)

Cash and cash equivalents, beginning of period	5,181,512	55,811,584	57,317,398

Cash and cash equivalents, end of period	$7,944,608	$5,181,512	$55,811,584

NON-CASH FINANCING ACTIVITIES
Shares issued in connection with dividend reinvestment plan	$5,748,027	$6,028,370	$4,262,583

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$6,462,054	$1,419,559	$546,516

Non-cash debt investment transaction in GenuTec	$2,500,000	$—	$—

Non-cash equity investment transaction in GenuTec	$1,500,000	$—	$—

See Accompanying Notes.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2007

NOTE 1. ORGANIZATION

TICC Capital Corp. (“TICC” or “the Company”) was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 and is a non-diversified, closed-end investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company’s investment objective is to maximize its total return, principally by investing in the debt and/or equity securities of technology-related companies.

TICC’s investment activities are managed by TICC Management, LLC, (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements include the accounts of the Company. There are no related companies and no intercompany accounts to be eliminated.

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost or amortized cost which approximates fair value.

INVESTMENT VALUATION

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. The Company is required to specifically value each individual investment on a quarterly basis.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Company’s process for determining the fair value of a bilateral investment begins with determining the enterprise value of the portfolio company. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The fair value of the Company’s investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby the Company exits a private investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, the Company analyzes its historical and projected financial results, as well as the nature and value of any collateral. The Company also uses industry valuation benchmarks and public market comparables. The Company also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and includes these events in the enterprise valuation process. The Company generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

If there is adequate enterprise value to support the repayment of the Company’s debt, the fair value of its loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

The Company will record unrealized depreciation on bilateral investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful. The Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and the Company’s equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

The Company’s process for determining the fair value of broadly syndicated loans involves primarily reviewing the indicative quotes provided by the large agent banks that make a market in each security. In those instances where more than one quote is available we consider the average of the quotes, utilizing the bid side of the quote; where only one quote is available, the Company considers the bid side. In addition, TICC Management prepares an analysis of each broadly syndicated loan. including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the company. This information is presented to the Valuation Committee to consider in its determination of fair value.

The Company’s Board of Directors determines the value of the Company’s investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has engaged third-party valuation firms to provide assistance in valuing our bilateral investments, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of our bilateral investments that are not publicly traded which, when combined with all other investments in the same portfolio company, (i) have a book value as of the previous quarter of greater than or equal to 1% of the Company’s total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 1% of the Company’s total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of our portfolio securities is based upon the grade assigned to each such security under our credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, TICC Management may seek additional valuations upon request of the Valuation Committee or the Board of Directors, or as it otherwise deems appropriate.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has reviewed the Standard against its current valuation policies to determine its impact on the financial statements. The Company will adopt this statement on a prospective basis beginning in the quarter ending March 31, 2008. Adoption of this statement is not expected to have a material effect on the Company’s financial statements, including its net asset value. However, the actual impact on the Company’s financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments the Company originates, acquires or exits.

OTHER ASSETS

Other assets consists of prepaid expenses associated with credit facility fees and insurance costs.

INTEREST INCOME RECOGNITION

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected.

PAYMENT-IN-KIND INTEREST

The Company has investments in its portfolio which contain a payment-in-kind (“PIK”) provision. The PIK interest is added to the principal balance of the investment and is recorded as interest income. To maintain its status as a RIC, this income must be included in the determination of amounts payable to stockholders in the form of dividends, even though the Company has not collected any cash. For the years ended December 31, 2007, 2006 and 2005, respectively, the Company had approximately $531,000, $1,545,000 and $3,798,000 in PIK interest.

In addition, the Company recorded original issue discount income of approximately $1,629,000, $914,000 and $395,000, respectively, for the years ended December 31, 2007, 2006 and 2005, representing the amortization of the discounted cost attributed to certain debt securities purchased by the Company in connection with the issuance of warrants.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

OTHER INCOME

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

MANAGERIAL ASSISTANCE FEES

The 1940 Act requires that a business development company offer to make available managerial assistance to its portfolio companies. The Company offers to provide managerial assistance to its portfolio companies in connection with its investments and may receive fees for its services. The Company has not received any fees for such services since inception.

FEDERAL INCOME TAXES

The Company intends to operate so as to qualify to be taxed as a RIC under the Internal Revenue Code and, as such, would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, the cost basis of the portfolio investments at December 31, 2007 and December 31, 2006 was approximately $411,018,017 and $325,553,667, respectively.

CONCENTRATION OF CREDIT RISK

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Company’s portfolio may be concentrated in a limited number of portfolio companies in the technology-related sector, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities that the Company holds or if the technology-related sector experiences a market downturn.

NOTE 3. CASH AND CASH EQUIVALENTS

At December 31, 2007 and December 31, 2006, respectively, cash and cash equivalents consisted of:

	December 31, 2007	December 31, 2006
Eurodollar Time Deposit (due 1/2/08 and 1/2/07)	$7,944,608	$5,181,512
U.S. Treasury Bill	—	—

Total Cash Equivalents	7,944,608	5,181,512
Cash	—	—

Cash and Cash Equivalents	$7,944,608	$5,181,512

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 4. EARNINGS PER SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the years ended December 31, 2007, 2006 and 2005:

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Numerator for basic and diluted income per share -net increase in net investment income	$27,193,619	$25,400,818	$14,385,122

Numerator for basic and diluted income per share -net increase in net assets resulting from operations	$(11,648,832)	$26,331,172	$16,304,137

Denominator for basic and diluted income per share -weighted average shares	20,546,307	19,491,588	13,459,343

Basic and diluted net investment income per common share	$1.32	$1.30	$1.07

Basic and diluted net increase in net assets resulting from operations per common share	$(0.57)	$1.35	$1.21

NOTE 5. RELATED PARTY TRANSACTIONS

TICC has entered into an investment advisory agreement with TICC Management (the “Investment Advisory Agreement”) under which TICC Management, subject to the overall supervision of TICC’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, TICC. For providing these services TICC Management receives a fee from TICC, consisting of two components: a base management fee (the “Base Fee”) and an incentive fee. The Base Fee is calculated at an annual rate of 2.00%. For services rendered under the Investment Advisory Agreement during the period commencing from the closing of the Company’s initial public share offering through and including March 31, 2004, the Base Fee was payable monthly in arrears, and was calculated based on the initial value of TICC’s net assets upon closing of the stock offering. For services rendered under the Investment Advisory Agreement after March 31, 2004, the Base Fee is payable quarterly in arrears, and is calculated based on the average value of TICC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any equity or debt capital raises, repurchases or redemptions during the current calendar quarter.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that TICC receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Fee, expenses payable under the Company’s administration agreement with BDC Partners (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to one- fourth of an annual “hurdle rate.”

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For each year commencing on or after January 1, 2005, the annual hurdle rate has been determined as of the immediately preceding December 31st by adding 5.0% to the interest rate then payable on the most recently issued five-year U.S. Treasury Notes, up to a maximum annual hurdle rate of 10.0%. The annual hurdle rate for the 2007 calendar year was 9.7%, and for the 2006 calendar year and 2005 calendar year was 9.35% and 8.63%, respectively. The current hurdle rate for the 2008 calendar year, calculated as of December 31, 2007, is 8.45%.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s “Incentive Fee Capital Gains,” which consist of the Company’s realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation for that calendar year; provided, that the capital gains portion of the incentive fee determined as of December 31, 2004 was calculated for a period of longer than twelve months to take into account any Incentive Fee Capital Gains for the period from inception through December 31, 2003.

For the year ended December 31, 2005 incentive fees of approximately $148,000 and capital gains incentive fees of approximately $300,000 were earned. For the year ended December 31, 2006 incentive fees of approximately $331,000 were earned; there were no capital gains incentive fees earned for 2006. For the year ended December 31, 2007 incentive fees of approximately $255,000 were earned; there were no capital gains incentive fees earned for 2007.

TICC has also entered into an Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. For providing these services, facilities and personnel, TICC reimburses BDC Partners for TICC’s allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent.

The Company’s investment activities are managed by its investment adviser, TICC Management, pursuant to the investment advisory agreement described above. TICC Management is owned by BDC Partners, its managing member, and Royce & Associates, LLC (“Royce & Associates”). Jonathan Cohen, our Chief Executive Officer, and Saul Rosenthal, our President and Chief Operating Officer, are the members of BDC Partners, and Charles Royce, our non-executive chairman, is the President of Royce & Associates. For the periods ended December 31, 2007, 2006 and 2005, respectively, TICC incurred investment advisory fees of $7,461,735, $6,240,055 and $4,345,637 in accordance with the terms of the Investment Advisory Agreement, and incurred $897,740, $712,301 and $724,784 in compensation expenses for the services of employees allocated to the administrative activities of TICC, pursuant to the Administration Agreement with BDC Partners. In addition,

TICC incurred $74,392, $61,382 and $53,840 for facility costs allocated under the agreement for the years ended December 31, 2007, 2006 and 2005, respectively. At December 31, 2007, 2006 and 2005, respectively, $2,123,168, $1,995,517 and $1,498,813 of investment advisory fees remained payable to TICC Management, and $0, $0 and $0 of compensation expenses remained payable to BDC Partners.

NOTE 6. OTHER INCOME

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies as well as dividends. Fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring. For the years ended December 31, 2007, 2006 and 2005, respectively, TICC earned approximately $1.9 million, $3.7 million and $3.6 million, in other income.

The 1940 Act requires that a business development company offer managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the years ended December 31, 2007, 2006 and 2005, the Company received no fee income for managerial assistance.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 7. COMMITMENTS

As of December 31, 2007, the Company had issued commitments to purchase additional debt investments and/or warrants from certain portfolio companies, contingent upon their meeting agreed-upon financial milestones. Total commitments of approximately $4.4 million are outstanding to Empire Scaffold, LLC ($3.0 million) and Box Services, LLC ($1.4 million).

NOTE 8. REVOLVING CREDIT AGREEMENT

The Company has a Credit Facility, with Royal Bank of Canada (“RBC”) as an agent and a lender, and Branch Banking and Trust Company (“BB&T”) and Commerzbank A.G. as additional lenders. The amount of the Credit Facility is $180 million, with RBC and BB&T each providing $75 million and Commerzbank A.G. providing $30 million under the facility. The Credit Facility supplements the Company’s equity capital and provides funding for additional portfolio investments, as well as general corporate matters. All amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the Credit Facility has a termination date of April 11, 2008.

Effective January 31, 2008, the Company amended its revolving credit facility (the “Facility”), extending the termination date from April 11, 2008 to January 29, 2009. Royal Bank of Canada (“RBC”) remains agent under the Facility and each of RBC and Branch Banking & Trust Company remain a lender with a commitment of $75,000,000, for a total commitment of $150,000,000 (which is a reduction from $180,000,000 as a result of the removal of Commerzbank AG as a lender). Under the terms of the amended Facility, drawdowns will continue to bear interest on the same terms as the previous arrangement, which is generally 1.75% over LIBOR.

Under the Credit Facility agreement the Company must satisfy, on a monthly basis, several portfolio covenant requirements including minimum market value, weighted average maturity, and average weighted coupon rate on all secured transaction assets, as well as limitations on the principal amounts of eligible transaction assets. In addition, the Company must comply with other general covenants including indebtedness, liens and pledges, restricted payments, mergers and consolidations and transactions with affiliates.

The Company had outstanding borrowings of $136.5 million under the facility as of December 31, 2007 and related accrued interest payable of approximately $0.3 million; the Company had outstanding borrowings of approximately $58.5 million and related accrued interest payable of approximately $0.4 million as of December 31, 2006.

NOTE 9. SUBSEQUENT EVENTS

The Company declared, on March 11, 2008, a cash dividend of $0.36 per share payable March 31, 2008 to holders of record on March 21, 2008.

Effective January 31, 2008, the Company amended its revolving credit facility (the “Facility”), extending the termination date from April 11, 2008 to January 29, 2009. Royal Bank of Canada (“RBC”) remains agent under the Facility and each of RBC and Branch Banking & Trust Company remain a lender with a commitment of $75,000,000, for a total commitment of $150,000,000 (which is a reduction from $180,000,000 as a result of the removal of Commerzbank AG as a lender). Under the terms of the amended Facility, drawdowns will continue to bear interest on the same terms as the previous arrangement, which is generally 1.75% over LIBOR.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 10. FINANCIAL HIGHLIGHTS

	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004	Period from July 21, 2003 (Inception) through December 31, 2003
Per Share Data
Net asset value at beginning of period	$13.77	$13.77	$13.71	$13.80	$15.00

Net investment income (loss)(1)	1.32	1.30	1.07	0.33	(0.06)
Net realized and unrealized capital gains (losses)(2)	(1.79)	0.05	0.14	0.01	0.00
Effect of shares issued, net of offering expenses	0.08	0.03	(0.14)	0.00	(1.14)

Total from investment operations	(0.39)	1.38	1.07	0.34	(1.20)

Dividends from net investment income	(1.37)	(1.28)	(1.01)	(0.33)	(0.00)
Distributions from net realized capital gains	(0.05)	(0.10)	(0.00)	(0.00)	(0.00)
Tax return of capital distributions	(0.02)	(0.00)	(0.00)	(0.10)	(0.00)

Total distributions(3)	(1.44)	(1.38)	(1.01)	(0.43)	(0.00)

Net asset value at end of period	$11.94	$13.77	$13.77	$13.71	$13.80

Per share market value at beginning of period	$16.14	$15.10	$15.01	$15.55	$15.00
Per share market value at end of period	$9.23	$16.14	$15.10	$15.01	$15.55
Total return(4)	(36.26)%	17.02%	7.47%	(0.71%)	3.67%
Shares outstanding at end of period	21,563,717	19,705,824	19,304,401	10,157,848	10,000,100

Ratios/Supplemental Data
Net assets at end of period (000’s)	$257,370	$271,335	$265,905	$139,262	$137,970
Average net assets (000’s)	$277,994	$270,309	$184,715	$137,568	$28,703
Ratio of expenses to average net assets	5.99%	3.90%	4.00%	2.90%	2.40%
Ratio of expenses, excluding interest expense, to average net assets	3.72%	3.20%	3.72%	2.90%	2.40%
Ratio of net investment income to average net assets	9.78%	9.40%	7.80%	2.40%	(2.00%)

(1)	Represents per share net investment income for the period, based upon average shares outstanding.
(2)

Net realized and unrealized capital gain (losses) includes rounding adjustment to reconcile change in net asset value per share. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a description of realized and unrealized capital gains (losses).

(3)

For tax purposes, distributions for 2007 were funded from undistributed net investment income and realized capital gains from 2006, as well as current net investment income and realized capital gains, and included a tax return of capital. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. For the year ending December 31, 2007 approximately $0.02 per share of the Company’s distributions were characterized as a tax return of capital to the Company’s stockholders. In addition, for the year ending December 31, 2004, approximately $0.10 per share of the Company’s distributions were characterized as a tax return of capital to the Company’s stockholders.

(4)

Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE 11. DIVIDENDS

The following table represents the cash distributions, including dividends and returns of capital, if any, declared per share:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2008
March 11, 2008	March 21, 2008	March 31, 2008	$0.36

Fiscal 2007
October 25, 2007	December 10, 2007	December 31, 2007	0.36
July 26, 2007	September 7, 2007	September 28, 2007	0.36
April 30, 2007	June 8, 2007	June 29, 2007	0.36
February 27, 2007	March 9, 2007	March 30, 2007	0.36

Total (2007)			1.44

Fiscal 2006
December 20, 2006	December 29, 2006	January 17, 2007	0.12
October 26, 2006	December 8, 2006	December 29, 2006	0.34
July 26, 2006	September 8, 2006	September 29, 2006	0.32
April 26, 2006	September 9, 2006	September 30, 2006	0.30
February 9, 2006	March 10, 2006	March 31, 2006	0.30

Total (2006)			1.38

Fiscal 2005
December 7, 2005	December 30, 2005	January 18, 2006	0.12
October 27, 2005	December 9, 2005	December 30, 2005	0.30
July 27, 2005	September 10, 2005	September 30, 2005	0.25
April 27, 2005	September 10, 2005	September 30, 2005	0.20
February 9, 2005	March 10, 2005	March 31, 2005	0.14

Total (2005)			1.01

Fiscal 2004
October 27, 2004	December 10, 2004	December 31, 2004	0.11
July 28, 2004	September 10, 2004	September 30, 2004	0.11
May 5, 2004	September 10, 2004	September 30, 2004	0.11
February 2, 2004	March 15, 2004	April 5, 2004	0.10
Total (2004)			0.43

Total Distributions:			$4.62

The tax character of distributions declared and paid in 2007 represented $27,948,759 from ordinary income, $1,055,640 from long-term capital gains, and $639,411 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These reclassifications have no affect on net asset value per share. For the year 2007, $639,411 was reclassified from “Distributions (in excess of) less than investment income” to “Capital in excess of par value” due to tax return of capital.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$0
Distributable long-term capital gains	0
Unrealized depreciation on investments	(25,650,268)

The tax character of distributions declared and paid in 2006 represented $25,909,613 from ordinary income, including $669,769 of qualified dividend income (unaudited), $1,020,060 from long-term capital gains, and $0 from tax return of capital.

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$406,005
Distributable long-term capital gains	301,972
Unrealized appreciation on investments	631,139

The tax character of distributions declared and paid in 2005 represented $14,226,738 from ordinary income, including $98,585 of qualified dividend income (unaudited), $0 from long-term capital gains, and $0 from tax return of capital.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$1,054,048
Distributable long-term capital gains	773,486
Unrealized appreciation on investments	180,000

The tax character of distributions declared and paid in 2004 represented approximately $3,293,654 from ordinary income, approximately $0 from long-term capital gains, and approximately $1,035,405 in a tax return of capital.

NOTE 12. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended December 31, 2007
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$12,251,570	$11,022,714	$10,670,669	$9,896,860
Net Investment Income	6,887,545	6,720,933	6,956,988	6,628,153
Net Increase in Net Assets resulting from Operations	(10,312,004)	(5,167,810)	371,497	3,459,485
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted	$0.31	$0.32	$0.35	$0.34
Net (Decrease) Increase in Net Assets resulting from Operations, per common share, basic and diluted	$(0.53)	$(0.24)	$0.02	$0.18

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	Year Ended December 31, 2006
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$11,482,632	$8,792,004	$8,464,101	$7,208,490
Net Investment Income	7,668,602	6,141,483	6,275,648	5,315,085
Net Increase in Net Assets resulting from Operations	7,444,050	6,759,589	6,864,696	5,262,837
Net Increase in Net Assets resulting from Net Investment Income, per common share, basic and diluted	$0.40	$0.31	$0.32	$0.27
Net Increase in Net Assets resulting from Operations, per common share, basic and diluted	$0.38	$0.35	$0.35	$0.27

	Year Ended December 31, 2005
	Quarter Ended December 31,	Quarter Ended September 30,	Quarter Ended June 30,	Quarter Ended March 31,
Total Investment Income	$6,352,666	$6,499,053	$4,718,989	$4,229,829
Net Investment Income	3,808,654	4,480,506	3,290,552	2,805,410
Net Increase in Net Assets resulting from Operations	5,488,669	4,719,506	3,290,552	2,805,410
Net Increase in Net Assets resulting from Net Investment Income per common share, basic and diluted	$0.26	$0.33	$0.25	$0.23
Net Increase in Net Assets resulting from Operations, per common share, basic and diluted	$0.37	$0.35	$0.25	$0.23

NOTE 13. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board issued interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Company, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosure. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has evaluated the application of the Interpretation to the Company, and has determined that it does not have any effect on the Company’s financial statements.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has reviewed the Standard against its current valuation policies to determine its impact on the financial statements. We will adopt this statement on a prospective basis beginning in the quarter ending March 31, 2008. Adoption of this statement is not expected to have a material effect on our financial statements, including our net asset value. However, the actual impact on our financial statements in the period of adoption and subsequent to the period of adoption cannot be determined at this time as it will be influenced by the estimates of fair value for that period and the number and amount of investments we originate, acquire or exit.

TICC CAPITAL CORP.

STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2008	December 31, 2007
	(unaudited)
ASSETS
Investments, at fair value (cost: $409,492,206 @ 3/31/08; $411,125,347 @ 12/31/07)
Non-affiliated/non-control investments ($387,953,220 @ 3/31/08; $389,288,207 @ 12/31/07)	$335,085,212	$360,530,609
Control investments (cost: $21,538,986 @ 3/31/08; $21,837,140 @ 12/31/07)	26,250,000	24,837,140

Total investments at fair value	361,335,212	385,367,749

Cash and cash equivalents	14,132,094	7,944,608
Interest receivable	2,530,836	2,876,424
Prepaid expenses and other assets	460,919	201,372

Total assets	$378,459,061	$396,390,153

LIABILITIES
Investment advisory fee payable to affiliate	$2,179,856	$2,123,168
Accrued interest payable	224,740	310,312
Accrued expenses	281,356	87,170
Loans payable	141,333,334	136,500,000

Total liabilities	144,019,286	139,020,650

NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, and 21,696,133 and 21,563,717 issued and outstanding, respectively	216,961	215,637
Capital in excess of par value	297,572,989	296,578,543
Net unrealized depreciation on investments	(48,156,994)	(25,757,598)
Accumulated net realized losses on investments	(13,423,328)	(13,389,509)
Distributions in excess of investment income	(1,769,853)	(277,570)

Total net assets	234,439,775	257,369,503

Total liabilities and net assets	$378,459,061	$396,390,153

Net asset value per common share	$10.81	$11.94

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)
Questia Media, Inc.	digital media	senior secured notes(3)(11) (11.00%, due January 28, 2009)	$14,358,128	$14,358,128	$14,070,963

TrueYou.com Inc.	medical services	preferred stock series E(9)		1,297,115	0

The Endurance International Group, Inc.	web hosting	convertible preferred stock(9)		423,750	0

Avue Technologies Corp.	software	warrants to purchase common units(9)		13,000	13,000

3001, Inc.	geospatial imaging	senior unsecured notes(5)(11) (10.35%, due October 1, 2010)	17,200,000	17,200,000	16,168,000

Segovia, Inc.	satellite communications	senior secured notes(5)(6)(7)(11) (9.32%, due February 8, 2010)	22,500,000	22,403,050	22,275,000
		warrants to purchase common stock(9)		600,000	2,000,000

WHITTMANHART, Inc.	IT consulting	senior secured notes(5)(11) (11.58%, due March 23, 2010)	12,000,000	12,000,000	8,400,000
		warrants to purchase common stock(9)		0	0

Falcon Communications, Inc.	satellite communications	senior unsecured notes(5)(8)(9) (10.96%, due March 31, 2011)	10,500,000	10,500,000	1,000,000

Arise Virtual Solutions, Inc. (f/k/a “Willow CSN Incorporated”)	virtual workforce services	senior secured notes(5)(6)(11) (11.60%, due June 30, 2010) warrants to purchase convertible preferred stock(9)	10,500,000	10,410,308	10,500,000
				200,000	250,000

NetQuote, Inc.	web-based services	senior secured notes(5)(11) (10.50%, due May 1, 2011)	25,500,000	25,500,000	25,117,500

GenuTec Business Solutions, Inc.	interactive voice messaging services	senior secured notes(5)(6)(8)(9) (0.0%, due October 30, 2014)	3,500,000	2,575,957	2,575,957
		convertible preferred stock(9)		1,500,000	0

Aviel Services, Inc.	IT consulting	senior unsecured notes(5)(6)(11) (14.23%, due September 23, 2010)	14,500,000	14,340,671	14,500,000
		warrants to purchase common stock(9)		300,000	1,750,000

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)
Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(5)(6)(11) (11.89%, due February 28, 2011)	10,280,773	10,242,457	8,995,676
		warrants to purchase common stock(9)		110,000	0
		senior secured term B notes(5)(6)(11)	12,750,000	12,692,607	4,462,500
		(12.39%, due February 28, 2012)
		warrants to purchase common stock(9)		90,000	0

American Integration Technologies, LLC.	semiconductor capital equipment	senior secured notes(5)(7)(11) (11.00%, due October 31, 2010)	22,750,000	22,750,000	21,498,750

Power Tools, Inc.	software	senior secured notes(5)(6)(7)(11)	10,437,500	10,236,428	8,500,000
		(12.00%, due May 16, 2014)
		warrants to purchase common stock(9)		350,000	0

Iridium Satellite LLC	satellite communications	senior secured first lien tranche A notes (5)(6)(7)(11) (7.51%, due June 30, 2010)	4,603,240	4,589,845	4,511,175
		senior secured first lien tranche B notes(5)(6)(7)(11) (7.51%, due July 27, 2011)	926,254	913,526	907,732
		senior secured second lien notes (5)(6)(11) (11.51%, due July 27, 2012)	2,000,000	1,956,327	1,980,000

Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(5)(6)(7)(11) (10.90%, due September 11, 2010)	20,250,000	18,538,986	20,250,000
		common stock(9)		3,000,000	6,000,000

Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(5)(6)(7)	13,500,000	13,037,359	11,981,250
		(15.48%, due October 2, 2011)
		warrants to purchase common stock(9)		725,000	225,000

Punch Software LLC	software	senior secured notes(5)(6)(11)	8,000,000	7,869,152	7,400,000
		(11.64%, due October 30, 2011)
		warrants to purchase Class A-1 units(9)		200,000	100,000

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(5)(11) (8.70%, due May 30, 2013)	14,500,000	14,515,947	13,340,000

AKQA, Inc.	advertising	senior secured notes(5)(7)(11)	24,750,000	24,750,000	24,007,500
		(9.58%, due March 20, 2013)

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)
PrePak Systems, Inc.	repackaging	senior secured notes(5)(7)(11)	9,500,000	9,500,000	9,310,000
		(9.32%, due April 10, 2012)

Box Services, LLC	digital imaging	senior secured notes(5)(7)(11)	13,066,579	13,066,579	11,890,587
		(8.31%, due April 30, 2012)

Pulvermedia, LLC	media productions	senior secured notes(5)(7)(8)(9)	10,560,000	8,610,730	0
		(11.57%, due June 27, 2012)
		warrants to purchase common stock(9)		300,000	0

Hyland Software, Inc.	enterprise software	second lien senior secured notes(5)(6)(11)	11,000,000	10,912,315	10,120,000
		(9.66%, due July 31, 2014)

WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(5)(11)	15,000,000	15,000,000	13,500,000
		(12.08%, due August 1, 2008)

Empire Scaffold, LLC	scaffold rental	senior secured term A notes(5)(11)	6,500,000	6,500,000	6,467,500
		(8.91%, due August 17, 2012)
		senior secured term B notes(4)(5)(11)	4,500,000	4,500,000	4,455,000
		(12.91%, due August 17, 2013)

Intergraph Corporation	enterprise software	second lien senior secured notes(5)(6)(11)	14,300,000	14,180,918	12,584,000
		(9.09%, due November 28, 2014)

Integra Telecomm, Inc.	telecommunications software	first lien senior secured notes(5)(6)(7)(11)	7,967,481	7,667,201	7,290,246
		(7.21%, due August 31, 2013)
		second lien senior secured notes(5)(6)(11)	5,000,000	4,816,329	4,450,000
		(10.24%, due February 28, 2014)

Educate, Inc.	education	second lien senior secured notes(5)(11)	1,500,000	1,500,000	1,200,000
		(7.95%, due June 14, 2014)

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

MARCH 31, 2008

(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)
GXS Worldwide Inc.	software	first lien senior secured notes (5)(6)(7)(11)	14,925,000	14,719,285	13,357,876
		(7.93%, due March 31, 2013)

Palm, Inc.	consumer electronics	first lien senior secured notes (5)(6)(7)(11)	19,900,000	18,029,236	13,930,000
		(6.21%, due April 24, 2014)

Total Investments				$409,492,206	$361,335,212

(1)	Other than Algorithmic Implementation, Inc. (d/b/a AiSquared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specific conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Debt investment on non-accrual status at the relevant period end.
(9)	Non-income producing at the relevant period end.
(10)	As a percentage of net assets at March 31, 2008, investments at fair value are categorized as follows: senior secured notes (131.1%), senior unsecured notes (13.5%), senior subordinated unsecured notes (5.1%), common stock (2.6%), and warrants to purchase equity securities (1.8%).
(11)	Debt investment pledged as collateral under the Company’s revolving credit agreement, with the following credit limits noted: Questia Media, Inc. ($10.7 million) and NetQuote, Inc. ($25.0 million).
(12)	Aggregate gross unrealized appreciation for federal income tax purposes is $7,991,038; aggregate gross unrealized depreciation for federal income tax purposes is $56,040,702. Net unrealized depreciation is $48,049,664 based upon a tax cost basis of $409,384,876.

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Questia Media, Inc.	digital media	senior secured notes(3)(11)	$14,358,127	$14,358,127	$14,358,127
		(11.00%, due January 28, 2009)

TrueYou.com Inc.	medical services	preferred stock series E(9)		1,297,115	0

The Endurance International Group, Inc.	web hosting	convertible preferred stock(9)		423,750	0

Avue Technologies Corp.	software	warrants to purchase common units(9)		13,000	13,000

TrenStar Inc.	logistics	senior secured notes(3)(5)(7)(11)	11,850,000	11,850,000	11,850,000
	technology	(10.25%, due September 1, 2009)
		warrants to purchase convertible
		preferred stock(9)		0	0

3001, Inc.	geospatial	senior unsecured notes(5)(11)	17,200,000	17,200,000	17,200,000
	imaging	(10.35%, due October 1, 2010)

Segovia, Inc.	satellite	senior secured notes(5)(6)(7)(11)	23,000,000	22,890,021	22,890,021
	communications	(10.96%, due February 8, 2010)
		warrants to purchase common stock(9)		600,000	1,750,000

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
WHITTMANHART, Inc.	IT consulting	senior secured notes(4)(5)(11)	12,000,000	12,000,000	12,000,000
		(11.58%, due March 23, 2010)
		warrants to purchase common stock(9)		0	0
Falcon Communications, Inc.	satellite communications	senior unsecured notes(5)(13) (10.00%, due March 31, 2011)	10,500,000	10,500,000	1,000,000

Arise Virtual Solutions, Inc. (f/k/a “Willow CSN Incorporated”)	virtual workforce services	senior secured notes(5)(6)(11)	10,500,000	10,400,280	10,400,280
		(11.60%, due June 30, 2010)
		warrants to purchase
		convertible preferred stock(9)		200,000	200,000
NetQuote, Inc.	web-based services	senior secured notes(5)(11)	15,000,000	15,000,000	15,000,000
		(14.00%, due August 16, 2010)

GenuTec Business Solutions, Inc.	interactive voice	senior secured notes(3)(5)(6)(9)(13)	3,500,000	2,500,000	2,500,000
	messaging services	(0.0%, due October 30, 2014)
		convertible preferred stock(9)		1,500,000	0

Aviel Services, Inc.	IT consulting	senior unsecured notes(5)(6)(11)	14,500,000	14,324,926	14,324,926
		(14.23%, due September 23, 2010)
		warrants to purchase common stock(9)		300,000	1,200,000

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Group 329, LLC (d/b/a “The CAPS Group”)	digital imaging	senior secured term A notes(5)(6)(11) (11.89%, due February 28, 2011)	10,750,000	10,705,086	10,705,086
		warrants to purchase common stock(9)		110,000	0
		senior secured term B notes(5)(6)(11) (12.39%, due February 28, 2012)	12,750,000	12,688,677	10,250,000
		warrants to purchase common stock(9)		90,000	0

American Integration Technologies, LLC.	semiconductor capital equipment	senior secured notes(5)(7)(11) (11.00%, due October 31, 2010)	23,600,000	23,600,000	23,600,000
Power Tools, Inc.	software	senior secured notes(5)(6)(7)(11)	10,500,000	10,288,158	8,500,000
		(14.27%, due May 16, 2011)
		warrants to purchase common stock(9)		350,000	0

Iridium Satellite LLC	satellite communications	senior secured first lien tranche A notes(5)(6)(7)(11) (9.24%, due June 30, 2010)	4,603,240	4,587,671	4,614,748
		senior secured first lien tranche B notes(5)(6)(7)(11) (9.24%, due July 27, 2011)	2,926,256	2,884,568	2,933,572
		senior secured second lien notes (5)(6)(11) (13.24%, due July 27, 2012)	2,000,000	1,953,832	2,020,000

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Algorithmic Implementations, Inc. (d/b/a “Ai Squared”)	software	senior secured notes(5)(6)(7)(11) (10.90%, due September 11, 2010)	20,750,000	18,837,140	18,837,140
		common stock(9)		3,000,000	6,000,000

Fusionstorm, Inc.	IT value-added reseller	senior subordinated unsecured notes(5)(6)(7) (15.48%, due October 2, 2011)	13,750,000	13,245,264	13,245,264
		warrants to purchase common stock(9)		725,000	225,000

Punch Software LLC	software	senior secured notes(5)(6)(11)	9,000,000	8,856,960	8,856,960
		(10.64%, due October 30, 2011)
		warrants to purchase Class A-1 units(9)		200,000	100,000

SCS Holdings II, Inc.	IT value-added reseller	second lien senior secured notes(5)(11)	14,500,000	14,516,717	13,775,000
		(10.83%, due May 30, 2013)

AKQA, Inc.	advertising	senior secured notes(5)(7)(11)	24,812,500	24,812,500	24,750,469
		(9.58%, due March 20, 2013)

PrePak Systems, Inc.	repackaging	senior secured notes(4)(5)(7)(11)	9,500,000	9,500,000	9,500,000
		(10.50%, due April 10, 2012)

Box Services, LLC	digital imaging	senior secured notes(4)(5)(7)(11)	13,185,000	13,185,000	13,185,000
		(10.38%, due April 30, 2012)

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Pulvermedia, LLC	media productions	senior secured notes(5)(7)(13)	10,560,000	10,304,695	0
		(11.50%, due June 27, 2012)
		warrants to purchase common stock(9)		300,000	0

Hyland Software, Inc.	enterprise software	second lien senior secured notes(5)(11)	8,000,000	8,000,000	7,920,000
		(11.43%, due July 31, 2014)

WAICCS Las Vegas, LLC	real estate development	second lien senior secured notes(5)(11)	15,000,000	15,000,000	14,625,000
		(14.25%, due August 1, 2008)

Empire Scaffold, LLC	scaffold rental	senior secured term A notes(5)(11)	6,500,000	6,500,000	6,500,000
		(8.91%, due August 17, 2012)
		senior secured term B notes(4)(5)(11)	3,500,000	3,500,000	3,500,000
		(12.91%, due August 17, 2013)

Intergraph Corporation	enterprise software	second lien senior secured notes(5)(6)(11) (11.06%, due November 28, 2014)	14,300,000	14,176,474	14,049,750

Integra Telecomm, Inc.	telecommunications software	first lien senior secured notes(5)(6)(7)(11) (9.20%, due August 31, 2013)	4,987,500	4,797,248	4,925,156
		second lien senior secured notes(5)(6)(11) (11.96%, due February 28, 2014)	5,000,000	4,808,644	5,025,000

(Continued on next page)

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

Company(1)	Industry	Investment	Principal Amount	Cost	Fair Value(2)
Educate, Inc.	education	second lien senior secured notes(5)(11) (10.50%, due June 14, 2014)	1,500,000	1,500,000	1,417,500

GXS Worldwide Inc.	software	first lien senior secured notes(5)(6)(7)(11) (9.20%, due March 31, 2013)	14,962,500	14,746,362	14,663,250

Palm, Inc.	consumer electronics	first lien senior secured notes(5)(6)(7)(11) (8.35%, due April 24, 2014)	19,950,000	17,998,132	16,957,500

Total Investments				$411,125,347	$385,367,749

(1)

Other than Algorithmic Implementation, Inc. (d/b/a AiSquared), which we may be deemed to control, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Investment includes payment-in-kind interest.
(4)	Transaction also includes a commitment for additional notes and warrants upon satisfaction of certain specific conditions.
(5)	Notes bear interest at variable rates.
(6)	Cost and fair value reflect accretion of original issue discount.
(7)	Cost and fair value reflect repayment of principal.
(8)	Preferred stock and common stock indirectly held through a limited liability company in which we own membership interests.
(9)	Non-income producing at the relevant period end.
(10)

As a percentage of net assets at December 31, 2007, investments at fair value are categorized as follows: senior secured notes (128.3%), senior unsecured notes (12.6%), senior subordinated unsecured notes (5.1%), common stock (2.3%), and warrants to purchase equity securities (1.4%).

(11)	Debt investment pledged as collateral under the Company’s revolving credit agreement, with the following credit limits noted: Questia Media, Inc. ($10.7 million).
(12)

Aggregate gross unrealized appreciation for federal income tax purposes is $5,643,843; aggregate gross unrealized depreciation for federal income tax purposes is $31,294,111 Net unrealized depreciation is $25,650,268 based upon a tax cost basis of $411,018,017.

(13)	Debt investment on non-accrual status at the relevant period end.

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
INVESTMENT INCOME
From non-affiliated/non-control investments:
Interest income—debt investments	$10,449,524	$8,658,400
Interest income—cash and cash equivalents	55,992	121,519
Other income	207,780	280,250

Total investment income from non-affiliated/non-control investments	10,713,296	9,060,169

From control investments:
Interest income—debt investments	766,527	836,691

Total investment income from control investments	766,527	836,691

Total investment income	11,479,823	9,896,860

EXPENSES
Compensation expense	222,000	200,000
Investment advisory fees	2,179,855	1,641,555
Professional fees	349,927	251,185
Interest expense	2,061,437	1,004,226
General and administrative	395,948	171,741

Total expenses	5,209,167	3,268,707

Net investment income	6,270,656	6,628,153

Net change in unrealized appreciation or depreciation on investments	(22,399,396)	(3,025,461)

Net realized losses on investments	(33,819)	(143,207)

Net (decrease) increase in net assets resulting from operations	$(16,162,559)	$3,459,485

Net increase in net assets resulting from net investment income per common share:
Basic and diluted	$0.29	$0.34
Net (decrease) increase in net assets resulting from operations per common share:
Basic and diluted	$(0.75)	$0.18
Weighted average shares of common stock outstanding:
Basic and diluted	21,565,172	19,732,312

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	THREE MONTHS ENDED MARCH 31, 2008 (unaudited)	YEAR ENDED DECEMBER 31, 2007
Decrease in net assets from operations:
Net investment income	$6,270,656	$27,193,619
Net realized losses on investments	(33,819)	(12,560,990)
Net change in unrealized appreciation or depreciation on investments	(22,399,396)	(26,281,461)

Net decrease in net assets resulting from operations	(16,162,559)	(11,648,832)

Dividends from net investment income	(7,762,938)	(27,855,763)
Distributions from net realized capital gains	—	(1,148,636)
Tax return of capital distributions	—	(639,411)

Distributions to shareholders	(7,762,938)	(29,643,810)

Capital share transactions:
Issuance of common stock (net of offering costs of $558,729)	—	21,578,771
Reinvestment of dividends	995,769	5,748,027

Net increase in net assets from capital share transactions	995,769	27,326,798

Total decrease in net assets:	(22,929,728)	(13,965,842)
Net assets at beginning of period	257,369,503	271,335,345

Net assets at end of period (including (over) distributed net investment income of $(1,769,853) and $(277,570), respectively)	$234,439,775	$257,369,503

Capital share activity:
Shares sold	0	1,437,500
Shares issued from reinvestment of dividends	132,416	420,393

Net increase in capital share activity	132,416	1,857,893

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

STATEMENTS OF CASH FLOWS

(unaudited)

	THREE MONTHS ENDED MARCH 31, 2008	THREE MONTHS ENDED MARCH 31, 2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net (decrease) increase in net assets resulting from operations	$(16,162,559)	$3,459,485
Adjustments to reconcile net (decrease) increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(17,290,000)	(26,400,000)
Repayments of principal	19,418,096	32,795,408
Proceeds from the sale of investments	—	18,750
Increase in investments due to PIK	—	(509,281)
Net realized loss on investments	33,819	143,207
Net change in unrealized appreciation or depreciation on investments	22,399,396	3,025,461
Decrease (increase) in interest receivable	345,588	621,401
Increase in prepaid expenses and other assets	(259,547)	(9,169)
Amortization of discounts	(528,774)	(425,522)
Increase (decrease) in investment advisory fee payable	56,688	(353,962)
Decrease in accrued interest payable	(85,572)	(53,506)
Increase in accrued expenses	194,186	139,036

Net cash used by operating activities	8,121,321	12,451,308

CASH FLOWS FROM FINANCING ACTIVITIES
Amounts borrowed under revolving credit facility	10,333,334	25,000,000
Amounts repaid under revolving credit facility	(5,500,000)	(27,000,000)
Distributions paid	(6,767,169)	(7,715,987)

Net cash provided by financing activities	(1,933,835)	(9,715,987)

Net increase in cash and cash equivalents	6,187,486	2,735,321
Cash and cash equivalents, beginning of period	7,944,608	5,181,512

Cash and cash equivalents, end of period	$14,132,094	$7,916,833

NON-CASH FINANCING ACTIVITIES
Shares issued in connection with dividend reinvestment plan	$995,769	$1,753,681

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$2,147,012	$1,057,732

SEE ACCOMPANYING NOTES.

TICC CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

(UNAUDITED)

NOTE 1. UNAUDITED INTERIM FINANCIAL STATEMENTS

Interim financial statements of TICC Capital Corp. (“TICC” or “Company”) are prepared in accordance with generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Form 10-K for the year ended December 31, 2007, as filed with the Securities and Exchange Commission.

Certain items in the financial statements for the three months ended March 31, 2007, presented herein for comparative purposes, have been reclassified to conform to the current period’s presentation.

NOTE 2. ORGANIZATION

TICC was incorporated under the General Corporation Laws of the State of Maryland on July 21, 2003 as a closed-end management investment company. The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to maximize its total return, principally by investing in the debt and equity securities of technology-related companies.

TICC’s investment activities are managed by TICC Management, LLC, (“TICC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners, LLC (“BDC Partners”) is the managing member of TICC Management and serves as the administrator of TICC.

NOTE 3. INVESTMENT VALUATION

The most significant estimate inherent in the preparation of the Company’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company has adopted the provisions of SFAS 157 as of January 1, 2008.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Company makes. The Company is required to specifically value each individual investment on a quarterly basis.

Bilateral investments are debt and equity investments which are generally directly negotiated with a portfolio company and which do not have bid/ask quotations provided by an agent bank. The Company determines the fair value of bilateral investments by reference to the market in which it sources and executes these bilateral investments. Market participants generally have a strategic premise for these investments, and anticipate the sale of the company, recapitalization or initial public offering as the realization/liquidity event. The fair value, or exit price, for a bilateral security would be the hypothetical price that a market participant would pay for the investment, using a set of assumptions that are aligned with the criteria that the Company would use in originating an investment in this market, including credit quality, interest rate, maturity date and overall yield, and considering the prevailing returns available in this market. In general, the Company considers enterprise value an important element in the determination of fair value, because it represents a metric that may support the recorded value, or which, conversely, would indicate if a credit-related markdown is appropriate. The Company also considers the specific covenants and provisions of each investment which may enable it to preserve or improve the value of the investment. In addition, the trends of the portfolio company’s basic financial metrics from the time of the original investment until the measurement date are also analyzed; material deterioration of these metrics may indicate that a discount should be applied to the investment, or a premium may be warranted in the event that metrics improve substantially and the return is higher than required for such a profile under current market conditions.

Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To determine the enterprise value of a portfolio company, the Company analyzes its historical and projected financial results, as well as the nature and value of collateral, if any. The Company also uses industry valuation benchmarks and public market comparables. The Company also considers other events, including private mergers and acquisitions, a purchase transaction, public offering or subsequent debt or equity sale or restructuring, and includes these events in the enterprise valuation process. The Company generally requires portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidity events. The determined equity values are generally discounted when the Company has a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

The Company will record unrealized depreciation on bilateral investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or if the estimation of exit price indicates a reduction in fair value. The Company will record unrealized appreciation if it believes that the debt or equity investment has appreciated in value based upon the Company’s analysis of exit price as described above. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

The Company’s process for determining the fair value of non-bilateral loans involves reviewing the indicative bids provided by the agent banks that make a market in each security. In addition, TICC Management prepares an analysis of each non-bilateral loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the company. This information is presented to the Company’s Valuation Committee and Board of Directors to consider when evaluating the fair value of the Company’s investments.

The Company’s Board of Directors determines the value of the Company’s investment portfolio each quarter. In connection with that determination, members of TICC Management’s portfolio management team prepare portfolio company valuations using the most recent portfolio company financial statements and forecasts. Since March 2004, the Company has engaged third-party valuation firms to provide assistance in valuing its bilateral investments, although the Board of Directors ultimately determines the appropriate valuation of each such investment.

Under the valuation procedures approved by the Board of Directors, upon the recommendation of the Valuation Committee, a third-party valuation firm will prepare valuations for each of the Company’s bilateral investments for which market quotations are not readily available, that, when combined with all other investments in the same portfolio company, (i) have a book value as of the previous quarter of greater than or equal to 1% of the Company’s total assets as of the previous quarter, and (ii) have a book value as of the current quarter of greater than or equal to 1% of the Company’s total assets as of the previous quarter, after taking into account any repayment of principal during the current quarter. In addition, the frequency of those third-party valuations of the Company’s portfolio securities is based upon the grade assigned to each such security under the Company’s credit grading system as follows: Grade 1, at least annually; Grade 2, at least semi-annually; Grades 3, 4, and 5, at least quarterly. However, TICC Management may seek additional valuations upon request of the Valuation Committee or the Board of Directors, or as it otherwise deems appropriate.

The Company’s assets measured at fair value on a recurring basis subject to the disclosure requirements of SFAS 157 at March 31, 2008, were as follows:

		Fair Value Measurements at Reporting Date Using
($ in millions)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments, at fair value	$361.3	$0.0	$0.0	$361.3

A reconciliation of the fair value of investments utilizing significant unobservable inputs is as follows:

($ in millions)	Bilateral Investments	Other Investments	Total
Beginning balance	$257.7	$127.7	$385.4
Total losses (realized/unrealized) included in earnings	(12.1)	(10.3)	(22.4)
Purchases, issuances and settlements(1)	(5.4)	3.7	(1.7)
Transfers in and/or out of Level 3	0.0	0.0	0.0

Ending balance	$240.2	$121.1	$361.3

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$(12.1)	$(10.3)	$(22.4)

(1)	Includes amortization of discounts of approximately $0.5 million.

NOTE 4. NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS

The following table sets forth the computation of basic and diluted net (decrease) increase in net assets resulting from operations per share for the three months ended March 31, 2008 and 2007, respectively:

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
Numerator for basic and diluted income per share—net increase in net investment income	$6,270,656	$6,628,153
Numerator for basic and diluted income per share—net increase in net assets resulting from operations	$(16,162,559)	$3,459,485
Denominator for basic and diluted income per share—weighted average shares	21,565,172	19,732,312
Basic and diluted net investment income per common share	$0.29	$0.34
Basic and diluted net (decrease) increase in net assets resulting from operations per common share	$(0.75)	$0.18

NOTE 5. RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with TICC Management (the “Investment Advisory Agreement”). TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates, LLC (“Royce & Associates”) as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides TICC with office facilities and administrative services pursuant to an administration agreement. Jonathan H. Cohen, the Company’s Chief Executive Officer, as well as a Director, is the managing member of BDC Partners. Saul B. Rosenthal, the Company’s President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners. Messrs. Cohen and Rosenthal have an equal equity interest in BDC Partners. Mr. Royce is also President and Chief Investment Officer of Royce & Associates. Royce & Associates, as the non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

The Company has also entered into an Administration Agreement with BDC Partners under which BDC Partners provides administrative services for TICC. The Company pays BDC Partners our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer, chief compliance officer, controller and other administrative support personnel, which creates conflicts of interest that our Board of Directors must monitor.

For the quarters ended March 31, 2008 and 2007, TICC incurred investment advisory fees of $2,179,855 and $1,641,555, of which $2,179,856 and 1,641,555 remained payable to TICC Management at the end of each respective quarter. Pursuant to the terms of its administration agreement with BDC Partners, for the quarters ended March 31, 2008 and 2007, respectively, TICC incurred $222,000 and $200,000 in compensation expenses for employees allocated to the administrative activities of TICC, of which $102,191 and $94,274 remained payable at the end of the respective quarter. TICC also incurred $19,126 and $18,000 for reimbursement of facility costs for the three months ended March 31, 2008 and 2007, respectively, of which amounts $0 and $6,089, respectively, remained payable at the end of each period.

NOTE 6. DIVIDENDS

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company would not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required, among other requirements, to distribute at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

On March 31, 2008, the Company paid a dividend of $0.36 per share. For tax purposes, the Company expects that dividends for the fiscal year ended December 31, 2008 will be funded primarily from net investment income. However, for the three months ended March 31, 2008, the Company had net investment income of approximately $0.29 per share, compared to aggregate distributions to stockholders of approximately $0.36 per share during the period. Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2008, approximately $0.07 per share of the Company’s distributions would have been characterized as a tax return of capital to the Company’s stockholders.

The Company has a dividend reinvestment plan under which all distributions are paid to stockholders in the form of additional shares, unless a stockholder elects to receive cash.

NOTE 7. NET ASSET VALUE PER SHARE

The Company’s net asset value per share at March 31, 2008 was $10.81, and at December 31, 2007 was $11.94. In determining the Company’s net asset value per share, the Board of Directors determined in good faith the fair value of the Company’s portfolio investments for which reliable market quotations are not readily available.

NOTE 8. PAYMENT-IN-KIND (PIK) INTEREST

The Company has investments in its portfolio which contain a PIK provision. The PIK interest is added to the cost basis of the investment and recorded as income. To maintain the Company’s status as a RIC (as discussed in Note 6 above), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three months ended March 31, 2008 and 2007, the Company received PIK interest of $0 and $509,281, respectively, and recorded a corresponding increase in the cost of the investment. In addition, the Company recorded original issue discount income (“OID”) of approximately $528,774 for the three months ended March 31, 2008, representing the amortization of the discounted cost attributed to certain debt securities purchased by the Company in connection with the concurrent purchase of warrants or stock. The Company had approximately $425,522 in OID income for the three months ended March 31, 2007.

NOTE 9. OTHER INCOME

Other income includes primarily closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Company’s investments, are fully earned and non-refundable, and are generally non-recurring.

The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies. The Company may receive fee income for managerial assistance it renders to portfolio companies in connection with its investments. For the three ended months ended March 31, 2008 and 2007, respectively, the Company received no fee income for managerial assistance.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the three months ending March 31, 2008 and 2007, respectively, are as follows:

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
	(Unaudited)	(Unaudited)
Per Share Data
Net asset value at beginning of period	$11.94	$13.77

Net investment income(1)	0.29	0.34
Net realized and unrealized capital gains (losses)(2)	(1.03)	(0.17)
Effect of shares issued, net of offering expenses	(0.03)	0.02

Total from investment operations	(0.77)	0.19

Total distributions(3)	(0.36)	(0.36)

Net asset value at end of period	$10.81	$13.60

Per share market value at beginning of period	$9.23	$16.14
Per share market value at end of period	$7.52	$16.91
Total return(4)	(14.63)%	7.00%
Shares outstanding at end of period	21,696,133	19,810,567

Ratios/Supplemental Data
Net assets at end of period (000’s)	$234,440	$269,444
Average net assets (000’s)	$260,134	$273,558
Ratio of expenses to average net assets(5)	8.01%	4.78%
Ratio of expenses, excluding interest expense, to average net assets(5)	4.84%	3.31%
Ratio of net investment income to average net assets(5)	9.64%	9.69%

(1)	Represents per share net investment income for the period, based upon average shares outstanding.
(2)

Net realized and unrealized capital gain (losses) includes rounding adjustment to reconcile change in net asset value per share. See “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a description of realized and unrealized capital gains (losses).

(3)

Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Company’s taxable earnings fall below the total amount of the Company’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Company’s stockholders. The tax character of distributions will be determined at the end of the fiscal year. However, if the character of such distributions were determined as of March 31, 2008, approximately $0.07 per share of the Company’s distributions for 2008 would have been characterized as a tax return of capital to the Company’s stockholders.

(4)

Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized.

(5)	Annualized.

NOTE 11. CASH AND CASH EQUIVALENTS

At March 31, 2008 and December 31, 2007, respectively, cash and cash equivalents consisted of:

	March 31, 2008	December 31, 2007
Eurodollar Time Deposit (due 4/1/08 and 1/2/08)	$14,132,094	$7,944,608

Cash and Cash Equivalents	$14,132,094	$7,944,608

NOTE 12. COMMITMENTS

As of March 31, 2008, the Company had issued commitments to purchase additional debt investments and/or warrants from certain portfolio companies, contingent upon their meeting agreed-upon financial milestones. Total commitments of $2.0 million were outstanding as of March 31, 2008 to Empire Scaffold, LLC.

NOTE 13. REVOLVING CREDIT AGREEMENT

The Company has a revolving credit facility (the “Credit Facility”), with Royal Bank of Canada (“RBC”) as an agent and a lender, and Branch Banking and Trust Company (“BB&T”) as an additional lender. The amount of the Credit Facility is $150 million, with RBC and BB&T each providing $75 million under the facility. The Credit Facility supplements the Company’s equity capital and provides funding for additional portfolio investments, as well as general corporate matters. All amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable within one year of the date of the borrowing; the Credit Facility has a termination date of January 29, 2009.

Effective January 31, 2008, the Company amended its Credit Facility, extending the termination date from April 11, 2008 to January 29, 2009. RBC remains agent under the Credit Facility and RBC and BB&T remain lenders thereunder. In connection with the amendment, the Credit Facility was reduced from $180 million to $150 million as a result of the removal of Commerzbank AG as a lender. Under the terms of the amended Credit Facility, drawdowns will continue to bear interest on the same terms as before the amendment, which is generally 1.75% over LIBOR. As of March 31, 2008, the average interest rate on our borrowings was 4.77%.

Under the Credit Facility agreement the Company must satisfy, on a monthly basis, several portfolio covenant requirements including minimum market value, weighted average maturity, and weighted average coupon rate on all secured transaction assets, as well as limitations on the principal amounts of eligible transaction assets. In addition, the Company must comply with other general covenants including indebtedness, liens and pledges, restricted payments, mergers and consolidations and transactions with affiliates.

The Company had outstanding borrowings of $141.3 million under the Credit Facility as of March 31, 2008 and related accrued interest payable of approximately $0.2 million; the Company had borrowings of approximately $136.5 million as of December 31, 2007 and related interest payable of approximately $0.3 million.

NOTE 14. SUBSEQUENT EVENTS

On April 10, 2008, $14.5 million of senior unsecured notes of Aviel Services, Inc. was fully repaid, concurrent with the sale of $300,000 of warrants to purchase common stock. TICC realized a realized gain of approximately $1.6 million on this transaction.

On May 1, 2008, the Board of Directors declared a dividend of $0.30 per share for the second quarter, payable on June 30, 2008 to shareholders of record as of June 16, 2008.

TICC Capital Corp.

PRELIMINARY PROSPECTUS

                    , 2008

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements:

The following financial statements of TICC Capital Corp. are included in Part A “Information Required in a Prospectus” of the Registration Statement:

TICC CAPITAL CORP.

2. Exhibits

Exhibit Number	Description

a.1	Articles of Incorporation (Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on September 23, 2003).

a.2	Articles of Amendment (Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed December 3, 2007).

b.	Amended and Restated Bylaws (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on November 19, 2003).

d.1	Form of Share Certificate (Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on September 23, 2003).

d.2	Form of Subscription Certificate. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.3

Form of Notice of Guaranteed Delivery and Form of Beneficial Owner Certification Form. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.4*	Form of Subscription Agent Agreement.

d.5	Form of Information Agent Agreement. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.6	Form of Notice to Stockholders. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.7

Form of Notice to Beneficial Stockholders of Common Stock. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.8

Form of Notice to Brokers, Banks and Other Nominees. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

d.9	Form of Beneficial Owner Election. (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-149894) filed on May 13, 2008).

e.	Dividend Reinvestment Plan (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on November 6, 2003).

g.	Form of Amended and Restated Investment Advisory Agreement between Registrant and Technology Investment Management, LLC (Incorporated by reference to Appendix B to the Registrant’s Definitive Proxy Materials on Schedule 14A (File No. 814-00638) filed on May 18, 2004).
h.*	Form of Dealer Manager Agreement.

j.	Custodian Agreement between Registrant and State Street Bank and Trust Company (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on November 19, 2003).

k.1	Administration Agreement between Registrant and BDC Partners, LLC (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on November 19, 2003).

Exhibit Number	Description

k.2	Amended and Restated Credit Agreement between Registrant and Royal Bank of Canada (Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed on April 14, 2006).

k.3	First Amendment to Amended and Restated Credit Agreement between Registrant and Royal Bank of Canada (Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed May 9, 2007).

k.4	Second Amendment to Amended and Restated Credit Agreement between Registrant and Royal Bank of Canada (Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed June 28, 2007).

k.5	Third Amendment to Amended and Restated Credit Agreement between Registrant and Royal Bank of Canada (Incorporated by reference to Current Report on Form 8-K (File No. 814-00638) filed February 5, 2008).

l.*	Opinion of Sutherland Asbill & Brennan LLP.

n.1*	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto).

n.2*	Consent of PricewaterhouseCoopers LLP.

n.3*	Opinion of PricewaterhouseCoopers LLP, independent registered public accounting firm, regarding “Senior Securities” table contained herein.

r.	Code of Ethics (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-109055) filed on November 6, 2003.

*	Filed herewith.

Item 26.	Marketing Arrangements

Not applicable

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee	$1,338
FINRA filing fee	3,904
Nasdaq Global Select Market listing fee	1,000
Printing and postage	100,000
Legal fees and expenses	350,000
Accounting fees and expenses	100,000
Miscellaneous	143,758

Total	$700,000

Note: All listed amounts are estimates.

Item 28.	Persons Controlled by or Under Common Control

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of TICC’s capital stock as of May 14, 2008:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	171

Item 30.	Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory Agreement and Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TICC Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Independent Directors,” “—Interested Directors,” “—Information about Executive Officers who are not Directors” and “Portfolio Management—Investment Personnel.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-62278), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830;

(2)	the Transfer Agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021;

(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and

(4)	the Adviser, TICC Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Registrant undertakes in the event that the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

(4) Not applicable.

(5) Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 2 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on this 15th day of May, 2008.

TICC CAPITAL CORP.

By:	/s/ JONATHAN H. COHEN
Jonathan H. Cohen
Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, in the capacities indicated, on May 15, 2008. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title

/S/ JONATHAN H. COHEN Jonathan H. Cohen	Chief Executive Officer and Director (Principal Executive Officer)

* Steven P. Novak	Director

* G. Peter O’Brien	Director

* Tonia L. Pankopf	Director

* Charles M. Royce	Chairman of the Board and Director

/S/ PATRICK F. CONROY Patrick F. Conroy	Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary (Principal Financial Officer)

*	Signed by Jonathan H. Cohen pursuant to a power of attorney signed by each individual on March 25, 2008 and filed with this Registration Statement on March 26, 2008.